                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3563
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                         MONEY MARKET VARIABLE ACCOUNT
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: December 31
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                  Date of reporting period: December 31, 2005
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
ITEM 1. REPORTS TO STOCKHOLDERS.

                                            COMPASS [graphic omitted]

                                            PROFESSIONALLY MANAGED COMBINATION
                                                      FIXED/VARIABLE ANNUITIES
                                                  FOR PERSONAL INVESTMENTS AND
                                                    QUALIFIED RETIREMENT PLANS

                ANNUAL REPORT o DECEMBER 31, 2005

                Capital Appreciation Variable Account
                Global Governments Variable Account
                Government Securities Variable Account
                High Yield Variable Account
                Money Market Variable Account
                Total Return Variable Account

                                                                       Issued by
                                  Sun Life Assurance Company of Canada (U.S.),
                                                  A Wholly Owned Subsidiary of
                                      Sun Life of Canada (U.S.) Holdings, Inc.

TABLE OF CONTENTS

Letter from the CEO of MFS ........................................          1
Management Reviews ................................................          1
Performance Summary ...............................................          5
Portfolio Composition .............................................          6
Portfolio of Investments ..........................................         12
Financial Statements ..............................................         29
Notes to Financial Statements .....................................         46
Report of Independent Registered Public Accounting Firm ...........         52
Managers and Officers .............................................         53
Board Review of Investment Advisory Agreements ....................         57
Proxy Voting Policies and Information ............................. Back Cover
Quarterly Portfolio Disclosure .................................... Back Cover

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THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
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
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NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
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

LETTER FROM THE CEO OF MFS

DEAR CONTRACT OWNERS,

Most investors are familiar with the basic principles of investing - focus on the long term and keep your assets diversified across different investment categories. Still, it is surprising how often we forget these basic lessons. Certainly, the dot-com euphoria that overtook Wall Street in the late 1990s had many people hoping they could become millionaires overnight. But the market decline that started in the spring of 2000 taught everyone how misguided those hopes had been.

Now, less than six years after the market taught a harsh lesson in the follies of speculative investing, we are seeing a number of trends that suggest many investors, including professionals, are hoping for overnight miracles again. We see a steady stream of market "gurus" on television news shows, promising to teach amateur investors the strategies that will allow them to get rich quick. Hedge funds - which by their nature move in and out of investments rapidly - have soared in popularity in recent years. We are reminded every day that we live in a "what have you done for me lately?" world, but this mindset should not influence how we invest and manage our money. In fact, investors often fall short of their goals because they traded in and out of investments too frequently and at inopportune times.

Throughout our more than 80-year history, MFS' money management process has focused on long-term investment opportunities. We firmly believe that the best way to realize long-term financial goals - be it a college education, a comfortable retirement, or a secure family legacy - is to follow a three-pronged approach that focuses on longer time horizons. Allocate holdings across the major asset classes - including stocks, bonds, and cash. Diversify within each class to take advantage of different market segments and investing styles. And rebalance assets regularly to maintain a desired asset allocation.* This long-term approach requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2006

*Asset allocation, diversification, and rebalancing do not guarantee a profit or protect against a loss. The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEWS

The following management reviews, for the twelve months ended December 31, 2005, exclude the Money Market Variable Account.

CAPITAL APPRECIATION VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, Compass 2 provided a total return of -0.32%; Compass 3 provided a total return of -0.42%; and Compass 3 - Level 2 provided a total return of -0.27%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 5.26% over the same period for the account's benchmark, the Russell 1000 Growth Index.

DETRACTORS FROM PERFORMANCE

The technology sector was the largest detractor from relative performance over the period. Poor stock selection was the primary reason for relative under-performance within the sector. Our holdings in printer products company Lexmark International*, security software firm Symantec, and networking and communications manufacturer Cisco Systems disappointed as these stocks underperformed the index over the reporting period. Underweighting Apple Computer*, and not fully participating in the appreciation of the firm's stock, also weighed on relative results.

No individual stocks within the leisure sector were among the portfolio's top detractors.

Security selection in the industrial goods and services and retailing sectors also dampened results. In industrial goods and services, manufacturing conglomerate Tyco International (not an index constituent) hurt performance. In retailing, online retailer and services provider IAC/InterActiveCorp* held back results.

Elsewhere, holdings in motorcycle manufacturer Harley-Davidson* and biotech firm ImClone Systems* hampered results. Our virtual avoidance of drug maker Pfizer*, which outperformed during the period, also held back performance.

The portfolio's cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

A combination of stock selection and an underweighted position in the financial services sector added to relative results. Nevertheless, no individual stocks within the sector were among the portfolio's top contributors.

Stock selection and, to a lesser extent, our underweighted position in the basic materials sector helped relative results. Within the sector, Brazilian iron ore miner Companhia Vale do Rio Doce* (not an index constituent) was among the portfolio's top contributors.

Overweighting the energy sector and strong stock selection in the health care sector also boosted relative performance. In energy, seamless steel pipe manufacturer Tenaris* (not an index constituent) aided results. In health care, our holdings in biotech firm Amgen, pharmaceutical and diagnostic company Roche Holding (not an index constituent), and hospital operators HCA* and Community Health Systems* proved favorable.

Other individual stocks that contributed to relative performance included drug store chain CVS and microchip and electronics manufacturer Samsung Electronics (not an index constituent). Additionally, not owning International Business Machines (IBM) and underweighting industrial conglomerate General Electric enhanced relative results as both stocks performed poorly relative to the overall index over the period.

*Security was not held in the portfolio at period-end.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, Compass 2 provided a total return of -8.72%; Compass 3 provided a total return of -8.85%; and Compass 3 - Level 2 provided a total return of -8.72%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -6.53% for the account's benchmark, the J.P. Morgan Global Government Bond Index.

During the reporting period ended December 31, 2005, the account's benchmark changed from the Citigroup World Government Bond Index to the J.P. Morgan Global Government Bond Index.

DETRACTORS FROM PERFORMANCE

The portfolio's currency positions acted as a drag on performance. During the first half of the period, the account's lower exposure to the U.S. Dollar hurt relative results, as the dollar appreciated relative to most major currencies. During the period, the benchmark generated a higher level of income than the portfolio.

CONTRIBUTORS TO PERFORMANCE

The portfolio's duration(1) stance and yield curve(2) positioning aided results throughout the period. The portfolio's positioning in longer-term U.S. and European bonds contributed to performance, as long-term interest rates declined in the U.S. and Europe. Holdings of asset-backed bonds, government agencies, and bonds in the finance sector also bolstered results. Holdings in emerging market debt added to performance, driven primarily by Russian and Mexican bonds.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, Compass 2 provided a total return of 0.91%; Compass 3 provided a total return of 0.82%; and Compass 3 - Level 2 provided a total return of 0.96%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 2.63% over the same period for the account's benchmark, the Lehman Brothers U.S. Government/Mortgage Bond Index.

DETRACTORS FROM PERFORMANCE

Holding lower-yielding issues relative to the portfolio's benchmark held back results for the period. Our underweighted position in 30-year mortgage-backed securities, which outperformed comparable-maturity Treasuries, also detracted from relative performance.

CONTRIBUTORS TO PERFORMANCE

Toward the end of the period, the portfolio's long duration(1) stance versus the benchmark contributed to performance as long-term interest rates declined.

HIGH YIELD VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, Compass 2 provided a total return of 0.47%; Compass 3 provided a total return of 0.37%; and Compass 3 - Level 2 provided a total return of 0.52%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 2.74% for the account's benchmark, the Lehman Brothers U.S. High- Yield Corporate Bond Index.

DETRACTORS FROM PERFORMANCE

Several of our holdings in the more speculative "CCC"-rated(3) sector of the high yield market held back the portfolio's relative performance during the period.

Holdings that detracted from relative performance included cable TV operator Charter Communications, auto parts manufacturer Delphi, packaging manufacturer Huntsman Packaging*, electrical contracting and maintenance company Integrated Electrical Services*, and independent power producer Calpine*. Our position in brokerage company Refco* also hurt relative returns as the value of the company's debt declined due to its alleged involvement in fraudulent business practices.

CONTRIBUTORS TO PERFORMANCE

Our overweighted positions in the debt of commodity chemical companies contributed to the portfolio's relative returns as that sector outperformed the overall index. Attractive supply-demand dynamics, which boosted earnings and cash flows, enabled these companies to decrease leverage. Our position in chemical company Rhodia was among the portfolio's top contributing securities.

Several individual holdings performed well during the period, including television broadcaster Paxson Communications, wireline operator Qwest, and oil and gas company Kerr-McGee.

*Security was not held in the portfolio at period-end.

TOTAL RETURN VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, Compass 2 provided a total return of 1.60%; Compass 3 provided a total return of 1.45%; and Compass 3 - Level 2 provided a total return of 1.60%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 4.91% for the account's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500 Stock Index). The account's other benchmark, the Lehman Brothers U.S. Aggregate Bond Index, provided a return of 2.43%.

DETRACTORS FROM PERFORMANCE

Within the equity portion of the account, security selection in the utilities and communications sector detracted from performance relative to the S&P 500 Stock Index. Holdings in poor-performing independent power producer Calpine* and telecom services provider Verizon Communications held back returns as both stocks lagged the S&P 500 Stock Index.

Security selection within the basic materials sector also weighed on results, with newsprint maker Bowater (not an index constituent) among the portfolio's top detractors.

A combination of stock selection and an overweighted position in the leisure sector dampened investment results. In particular, overweighting global entertainment conglomerate Viacom negatively impacted the portfolio's performance.

Elsewhere, the portfolio's holdings in health care firm Tenet Healthcare hurt relative returns as the stock underperformed the S&P 500 Stock Index. In technology, positions in security software firm Symantec and telecom equipment company Nortel Networks (not an index constituent), and the avoidance of strong-performing Apple Computer, detracted from performance relative to the S&P 500 Stock Index. Overweighting weak-performing home improvement products manufacturer Masco (in the autos and housing sector) and retailer Gap also held back results.

During the reporting period, currency exposure within the equity portion of the account was a detractor from performance relative to the S&P 500 Stock Index. All of MFS' equity investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the account, overweighting "BBB"-rated(3) securities held back performance relative to the Lehman Brothers U.S. Aggregate Bond Index. During the period, spreads on "BBB"-rated debt widened, causing bonds within this quality sector to lose value. Specific sectors that detracted from performance included finance and agency-related debt. In the finance sector, bonds of Ford Motor Credit and General Motors Acceptance Corp. hurt relative returns.

CONTRIBUTORS TO PERFORMANCE

Within the equity portion of the account, a combination of an overweighted position and favorable security selection in the strong-performing energy sector boosted performance relative to the S&P 500 Stock Index. Overweighting a number of energy firms contributed to returns, including oil and gas producer Devon Energy, energy exploration and production company EOG Resources, and offshore drilling company Noble Corp. Positions in drilling rig operator GlobalSantaFe and oil and gas service company Cooper Cameron, neither of which are index constituents, also helped.

A combination of stock selection and, to a lesser extent, the portfolio's overweighting in the financial services sector contributed to relative results over the period. Although financial services was a top contributing sector on a relative basis, no individual securities within the sector were among the portfolio's top contributors. An overweighted position and positive security selection within the special products and services sector also aided results. Avoiding poor-performing internet auctioneer eBay benefited returns as the stock underperformed the S&P 500 Stock Index over the period.

Elsewhere, underweighting information technology firm International Business Machines (IBM) and computer manufacturer Dell* in the technology sector added to relative performance. In health care, underweighting weak-performing pharmaceutical giant Pfizer* also boosted results. In the industrial goods and services sector, holdings in aerospace and defense firm Lockheed Martin proved beneficial to performance as the stock outperformed the S&P 500 Stock Index.

Within the fixed income portion of the account, the portfolio's stance on duration(1) aided performance relative to the Lehman Brothers U.S. Aggregate Bond Index. During the period, the portfolio maintained a shorter duration than the index. Holdings of Treasury securities bolstered performance over the period as did the portfolio's positioning in mortgage-backed and asset-backed securities.

*Security was not held in the portfolio at period-end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing, please see your investment professional for more information.

(1)Duration is a measure of a portfolio's sensitivity to changes in interest rates.

(2)A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

(3)Bonds rated "BBB" or higher are considered investment grade; bonds rated "BB" or lower are considered non-investment grade.

INDEX DEFINITIONS

J.P. Morgan Global Government Bond Index - measures developed government bond markets around the world.

Lehman Brothers U.S. Government/Mortgage Bond Index - measures debt issued by the U.S. Government as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Lehman Brothers U.S. High-Yield Corporate Bond Index - measures the universe of non-investment grade, fixed rate debt. Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Lehman Brothers U.S. Aggregate Bond Index - measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Russell 1000 Growth Index - constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index - a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

KEY RISK CONSIDERATIONS

CAPITAL APPRECIATION VARIABLE ACCOUNT

Stock markets are volatile and can decline due to adverse issuer, political, regulatory or economic conditions. The value of the portfolio's equity investments will fluctuate in response to many factors including company specific factors as well as general market conditions. Foreign investments can be more volatile than U.S. investments.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

The portfolio's yield and shares prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will be subject to greater price fluctuations than those with shorter maturities. Mortgage securities are subject to prepayment risk which can offer less potential for gains in a declining interest rate environment and greater potential for loss in a rising interest rate environment. Derivatives involve risks different from, and greater than, those of the underlying indicator's in whose value the derivative is based. The value of the derivative can move in unexpected ways and result in unanticipated losses and increased volatility if the value of the underlying indicator(s) does not move in the direction or the extent anticipated. Because MFS may invest a relatively large percentage of the portfolio's assets in issuers located in a single country or a small number of countries, the portfolio's performance could be closely tied to the market, economic, political or regulatory conditions and developments in those countries and could be more volatile than the performance of more geographically diversified portfolios. Foreign investments can be more volatile than U.S. investments. Changes in currency exchange rates may affect the portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Investing in emerging markets can involve risks in addition to those generally associated with investing in more developed foreign markets. MFS may invest a significant percentage of the portfolio's assets in a single issuer or a small number of issuers.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

The portfolio's yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will be subject to greater price fluctuations than those with shorter maturities. Mortgage securities are subject to prepayment risk which can offer less potential for gains in a declining interest rate environment and greater potential for loss in a rising interest rate environment. Derivatives involve risks different from, and greater than, those of the underlying indicator's in whose value the derivative is based. The value of the derivative can move in unexpected ways and result in unanticipated losses and increased volatility if the value of the underlying indicator(s) does not move in the direction or the extent anticipated.

HIGH YIELD VARIABLE ACCOUNT

The portfolio's yield and unit prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will be subject to greater price fluctuations than those with shorter maturities. Derivatives involve risks different from, and greater than, those of the underlying indicator's in whose value the derivative is based. The value of the derivative can move in unexpected ways and result in unanticipated losses and increased volatility if the value of the underlying indicator(s) does not move in the direction or the extent anticipated. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. Foreign investments can be more volatile than U.S. investments. Investing in emerging markets can involve risks in addition to those generally associated with investing in more developed foreign markets.

MONEY MARKET VARIABLE ACCOUNT

The portfolio's yield changes daily and is based on changes in interest rates and market conditions, and in response to other economic, political, or financial developments. The value of the portfolio's investments may fluctuate in response to many factors including the performance and valuation of the issuer and general market conditions. Municipal instruments can be volatile and significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal instruments. Foreign investments can be more volatile than U.S. investments. Investors should note that while securities issued by certain U.S. government agencies or instrumentalities are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government. Although the portfolio(s) seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

TOTAL RETURN VARIABLE ACCOUNT

Stock markets are volatile and can decline due to adverse issuer, political, regulatory or economic conditions. The value of the portfolio's equity investments will fluctuate in response to many factors including company specific factors as well as general market conditions. Foreign investments can be more volatile than U.S. investments. The portfolio's yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will be subject to greater price fluctuations than those with shorter maturities. Derivatives involve risks different from, and greater than, those of the underlying indicator's in whose value the derivative is based. The value of the derivative can move in unexpected ways and result in unanticipated losses and increased volatility if the value of the underlying indicator(s) does not move in the direction or the extent anticipated.

When you sell your units, they may be worth more or less than the amount you paid for them.

Please see the prospectus for further information regarding these and other risks considerations.

PERFORMANCE SUMMARY

THESE PERFORMANCE RESULTS REFLECT THE MORTALITY AND EXPENSE CHARGES AND DO NOT INCLUDE THE DEDUCTION OF ANY APPLICABLE CONTRACT OR SURRENDER CHARGES. IF SURRENDER CHARGES AND CONTRACT FEES WERE INCLUDED, THE RESULTS WOULD BE LOWER.

YEAR END PERFORMANCE THROUGH
DECEMBER 31, 2005

                                                                Compass 3 -
                                Compass 2       Compass 3         Level 2
                                --------         --------        --------

Capital Appreciation             (0.32)%         (0.42)%          (0.27)%
  Variable Account

Global Governments Variable      (8.72)%         (8.85)%          (8.72)%
  Account

Government Securities             0.91%           0.82%            0.96%
  Variable Account

High Yield Variable Account       0.47%           0.37%            0.52%

Money Market                      1.29%           1.19%            1.34%
  Variable Account

Total Return                      1.60%           1.45%            1.60%
  Variable Account

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT SUNLIFE-USA.COM. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT HOLDER WOULD PAY ON DISTRIBUTIONS OR REDEMPTION OF CONTRACT UNITS.

Performance results reflect any applicable expense subsidies, waivers, and adjustments in effect during the period shown. Without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Money Market Variable Account performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a portfolio's yield during periods when the portfolio's operating expenses have a significant impact on the portfolio's yield due to lower interest rates. Without such subsidies, waivers and adjustments, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

From time to time the variable accounts may receive proceeds from litigation settlements, without which performance would be lower.

                      See notes to financial statements.

PORTFOLIO COMPOSITION -- CAPITAL APPRECIATION VARIABLE ACCOUNT

              PORTFOLIO STRUCTURE

              Stocks                                     96.7%
              Cash & Other Net Assets                     3.3%

              TOP TEN HOLDINGS

              Cisco Systems, Inc.                         3.9%
              ------------------------------------------------
              Wyeth                                       3.3%
              ------------------------------------------------
              Intel Corp.                                 2.9%
              ------------------------------------------------
              Samsung Electronics Co. Ltd., GDR           2.7%
              ------------------------------------------------
              Johnson & Johnson                           2.6%
              ------------------------------------------------
              Wal-Mart Stores, Inc.                       2.6%
              ------------------------------------------------
              QUALCOMM, Inc.                              2.5%
              ------------------------------------------------
              Oracle Corp.                                2.4%
              ------------------------------------------------
              Gilead Sciences, Inc.                       2.4%
              ------------------------------------------------
              Dell, Inc.                                  2.4%
              ------------------------------------------------

              SECTOR WEIGHTINGS

              Technology                                 39.3%
              ------------------------------------------------
              Health Care                                22.5%
              ------------------------------------------------
              Retailing                                  13.0%
              ------------------------------------------------
              Leisure                                     6.3%
              ------------------------------------------------
              Financial Services                          5.7%
              ------------------------------------------------
              Consumer Staples                            2.6%
              ------------------------------------------------
              Industrial Goods & Services                 2.3%
              ------------------------------------------------
              Transportation                              1.6%
              ------------------------------------------------
              Special Products & Services                 1.4%
              ------------------------------------------------
              Autos & Housing                             1.1%
              ------------------------------------------------
              Energy                                      0.9%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/05.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- GLOBAL GOVERNMENTS VARIABLE ACCOUNT

PORTFOLIO STRUCTURE (b)

              Bonds                                   88.3%
              Cash & Other Net Assets                 11.7%

              MARKET SECTORS (b)

              Non-U.S. Government Bonds                  66.6%
              ------------------------------------------------
              Cash & Other Net Assets                    11.7%
              ------------------------------------------------
              Commercial Mortgage-Backed Securities       7.3%
              ------------------------------------------------
              U.S. Treasury Securities                    4.8%
              ------------------------------------------------
              U.S. Government Agencies                    4.6%
              ------------------------------------------------
              Emerging Market Bonds                       2.8%
              ------------------------------------------------
              Municipal Bonds                             2.2%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                        79.5%
              ------------------------------------------------
              AA                                         12.9%
              ------------------------------------------------
              A                                           2.9%
              ------------------------------------------------
              BBB                                         2.6%
              ------------------------------------------------
              Not Rated                                   2.1%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)                         4.9
              ------------------------------------------------
              Average Life (m)                        7.8 yrs.
              ------------------------------------------------
              Average Maturity (m)                    9.6 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (a)                               AA+
              ------------------------------------------------
              Average Short Term Quality                   A-1
              ------------------------------------------------

              COUNTRY WEIGHTINGS (b)

              United States                              31.9%
              ------------------------------------------------
              Germany                                    14.8%
              ------------------------------------------------
              United Kingdom                             13.6%
              ------------------------------------------------
              Japan                                       7.4%
              ------------------------------------------------
              New Zealand                                 7.0%
              ------------------------------------------------
              Spain                                       3.7%
              ------------------------------------------------
              France                                      3.4%
              ------------------------------------------------
              Finland                                     3.1%
              ------------------------------------------------
              Belgium                                     2.6%
              ------------------------------------------------
              All Others                                 12.5%
              ------------------------------------------------

(b) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in a "AAA"-rating category. Percentages are based on market value of investments as of 12/31/05.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond fund's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a fund with a 5-year duration is likely to lose about 5.00% of its value.

Percentages are based on net assets as of 12/31/05, unless otherwise noted.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO COMPOSITION -- GOVERNMENT SECURITIES VARIABLE ACCOUNT

PORTFOLIO STRUCTURE (b)

              Bonds                                      97.4%
              Cash & Other Net Assets                     2.6%

              FIXED INCOME MARKET SECTORS (b)

              Mortgage-Backed Securities                 49.5%
              ------------------------------------------------
              U.S. Government Agencies                   33.6%
              ------------------------------------------------
              U.S. Treasury Securities                   14.3%
              ------------------------------------------------
              Cash & Other Net Assets                     2.6%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                         98.1
              ------------------------------------------------
              Not Rated                                    1.9
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)                         4.5
              ------------------------------------------------
              Average Life (m)                        7.7 yrs.
              ------------------------------------------------
              Average Maturity (m)                   15.9 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (a)                               AAA
              ------------------------------------------------
              Average Short Term Quality                   A-1
              ------------------------------------------------

(b) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in a "AAA"-rating category. Percentages are based on market value of investments as of 12/31/05.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond variable account's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a fund with a 5-year duration is likely to lose about 5.00% of its value.

Percentages are based on net assets as of 12/31/05, unless otherwise noted.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO COMPOSITION -- HIGH YIELD VARIABLE ACCOUNT

              PORTFOLIO STRUCTURE (b)

              Bonds                                      94.5%
              Cash & Other Net Assets                     4.1%
              Stocks                                      1.0%
              Convertible Preferred Stocks                0.3%
              Preferred Stocks                            0.1%


              TOP FIVE INDUSTRIES (b)

              Utilities - Electric Power                  7.3%
              ------------------------------------------------
              Gaming & Lodging                            7.2%
              ------------------------------------------------
              Medical & Health Technology & Services      6.2%
              ------------------------------------------------
              Automotive                                  5.8%
              ------------------------------------------------
              Chemicals                                   4.9%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              A                                           0.5%
              ------------------------------------------------
              BBB                                         7.3%
              ------------------------------------------------
              BB                                         37.0%
              ------------------------------------------------
              B                                          39.9%
              ------------------------------------------------
              CCC                                        13.5%
              ------------------------------------------------
              CC                                          0.5%
              ------------------------------------------------
              C                                           0.1%
              ------------------------------------------------
              D                                           0.1%
              ------------------------------------------------
              Not Rated                                   1.1%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)                         4.5
              ------------------------------------------------
              Average Life (m)                        7.7 yrs.
              ------------------------------------------------
              Average Maturity (m)                    8.1 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (a)                                B+
              ------------------------------------------------
              Average Short Term Quality                   A-1
              ------------------------------------------------

(b) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in a "AAA"-rating category. Percentages are based on market value of investments as of 12/31/05.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond variable account's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a fund with a 5-year duration is likely to lose about 5.00% of its value.

Percentages are based on net assets as of 12/31/05, unless otherwise noted.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO COMPOSITION -- MONEY MARKET VARIABLE ACCOUNT

              PORTFOLIO STRUCTURE (b)

              Commercial Paper                           92.2%
              Repurchase Agreements                       6.2%
              Certificates of Deposit                     1.8%
              Other Assets Less Liabilities              -0.2%

              SHORT TERM CREDIT QUALITY (r)

              A-1                                         100%
              ------------------------------------------------

              MATURITY BREAKDOWN (b)

              0 to 29 Days                               41.5%
              ------------------------------------------------
              30 to 59 Days                              52.2%
              ------------------------------------------------
              60 to 89 Days                               6.5%
              ------------------------------------------------
              Other Assets Less Liabilities              -0.2%
              ------------------------------------------------

(b) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in a "AAA"-rating category. Percentages are based on market value of investments as of 12/31/05.

From time to time "Other Assets Less Liabilities," may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/05, unless otherwise noted.

The portfolios are actively managed, and current holdings may be different.

PORTFOLIO COMPOSITION -- TOTAL RETURN VARIABLE ACCOUNT

PORTFOLIO STRUCTURE (b)

              Stocks                                     59.0%
              Bonds                                      40.7%
              Cash & Other Net Assets                     0.3%

              TOP TEN HOLDINGS (b)

              Fannie Mae 5.5%, 30 year                    4.3%
              ------------------------------------------------
              Bank of America Corp.                       2.5%
              ------------------------------------------------
              U.S. Treasury Bonds, 6.25%, 2023            1.9%
              ------------------------------------------------
              Fannie Mae, 6.625%, 2010                    1.8%
              ------------------------------------------------
              U.S. Treasury Notes, 6.5%, 2010             1.8%
              ------------------------------------------------
              Sprint Nextel Corp.                         1.6%
              ------------------------------------------------
              Wyeth                                       1.5%
              ------------------------------------------------
              PNC Financial Services Group, Inc.          1.5%
              ------------------------------------------------
              J.P. Morgan Chase & Co.                     1.4%
              ------------------------------------------------
              Masco Corp.                                 1.3%
              ------------------------------------------------

              EQUITY SECTOR WEIGHTINGS

              Financial Services                         15.7%
              ------------------------------------------------
              Energy                                      6.7%
              ------------------------------------------------
              Utilities & Communications                  5.7%
              ------------------------------------------------
              Technology                                  5.5%
              ------------------------------------------------
              Health Care                                 4.9%
              ------------------------------------------------
              Industrial Goods & Services                 4.3%
              ------------------------------------------------
              Basic Materials                             3.8%
              ------------------------------------------------
              Leisure                                     3.8%
              ------------------------------------------------
              Consumer Staples                            3.4%
              ------------------------------------------------
              Retailing                                   2.9%
              ------------------------------------------------
              Autos & Housing                             1.5%
              ------------------------------------------------
              Transportation                              0.4%
              ------------------------------------------------
              Special Products & Services                 0.4%
              ------------------------------------------------

              FIXED INCOME SECTOR WEIGHTINGS (b)

              Mortgage-Backed Securities                 14.4%
              ------------------------------------------------
              U.S. Treasury Securities                    9.5%
              ------------------------------------------------
              High Grade Corporates                       9.1%
              ------------------------------------------------
              U.S. Government Agencies                    4.6%
              ------------------------------------------------
              Commercial Mortgage-Backed Securities       1.6%
              ------------------------------------------------
              Asset-Backed Securities                     0.8%
              ------------------------------------------------
              High Yield Corporates                       0.3%
              ------------------------------------------------
              Emerging Market Bonds                       0.2%
              ------------------------------------------------
              Non U.S. Government Bonds                   0.1%
              ------------------------------------------------
              Residential Mortgage-Backed Securities      0.1%
              ------------------------------------------------

(b) For purposes of this graphical presentation, the fixed income portion includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/05, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 2005
CAPITAL APPRECIATION VARIABLE ACCOUNT

STOCKS -- 96.7%

                                                          Shares/Par
Issuer                                                       ($)          Value ($)
APPAREL MANUFACTURERS -- 2.0%
Cintas Corp. ..............................                60,300        $  2,483,154
Nike, Inc., "B" ...........................                29,560           2,565,512
                                                                         ------------
                                                                         $  5,048,666
                                                                         ------------
AUTOMOTIVE -- 1.1%
Harman International Industries, Inc. .....                29,970        $  2,932,565
                                                                         ------------
BANKS & CREDIT COMPANIES -- 2.3%
American Express Co. ......................                38,160        $  1,963,714
SLM Corp. .................................                68,260           3,760,443
UBS AG ....................................                 3,130             297,820
                                                                         ------------
                                                                         $  6,021,977
                                                                         ------------
BIOTECHNOLOGY -- 5.3%
Amgen, Inc.(n) ............................                50,200        $  3,958,772
Genzyme Corp.(n) ..........................                48,240           3,414,427
Gilead Sciences, Inc.(n) ..................               118,830           6,254,023
                                                                         ------------
                                                                         $ 13,627,222
                                                                         ------------
BROADCAST & CABLE TV -- 2.2%
Grupo Televisa S.A., ADR ..................                28,170        $  2,267,685
Univision Communications, Inc., "A"(n) ....                53,700           1,578,243
Walt Disney Co. ...........................                73,600           1,764,192
                                                                         ------------
                                                                         $  5,610,120
                                                                         ------------
BROKERAGE & ASSET MANAGERS -- 1.2%
Chicago Mercantile Exchange Holdings, Inc.                  4,070        $  1,495,684
Merrill Lynch & Co., Inc. .................                23,000           1,557,790
                                                                         ------------
                                                                         $  3,053,474
                                                                         ------------
BUSINESS SERVICES -- 1.4%
Getty Images, Inc.(n) .....................                17,580        $  1,569,367
Infosys Technologies Ltd., ADR ............                25,800           2,086,188
                                                                         ------------
                                                                         $  3,655,555
                                                                         ------------
COMPUTER SOFTWARE -- 7.6%
Adobe Systems, Inc. .......................               137,000        $  5,063,520
Check Point Software Technologies Ltd.(n)                  48,700             978,870
Microsoft Corp. ...........................               208,770           5,459,336
Oracle Corp.(n) ...........................               514,680           6,284,243
Symantec Corp.(n) .........................               110,190           1,928,325
                                                                         ------------
                                                                         $ 19,714,294
                                                                         ------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.8%
Amdocs Ltd.(n) ............................               140,740        $  3,870,350
Dell, Inc.(n) .............................               205,480           6,162,345
LG Philips LCD Co. Ltd., ADR(n) ...........               107,300           2,302,658
                                                                         ------------
                                                                         $ 12,335,353
                                                                         ------------
CONSUMER GOODS & SERVICES -- 1.1%
Procter & Gamble Co. ......................                48,600        $  2,812,968
                                                                         ------------
ELECTRICAL EQUIPMENT -- 1.9%
Cooper Industries Ltd., "A" ...............                17,700        $  1,292,100
General Electric Co. ......................                41,500           1,454,575
Tyco International Ltd. ...................                77,160           2,226,838
                                                                         ------------
                                                                         $  4,973,513
                                                                         ------------
ELECTRONICS -- 11.5%
Analog Devices, Inc. ......................                64,200        $  2,302,854
Applied Materials, Inc. ...................                82,900           1,487,226
Intel Corp. ...............................               304,220           7,593,331
KLA-Tencor Corp. ..........................                30,600           1,509,498
Marvell Technology Group Ltd.(n) ..........                22,200           1,245,198
Samsung Electronics Co. Ltd., GDR .........                21,440           7,064,480
SanDisk Corp.(n) ..........................                49,350           3,100,167
Taiwan Semiconductor Manufacturing Co.
  Ltd., ADR ...............................               229,240           2,271,768
Xilinx, Inc. ..............................               124,210           3,131,334
                                                                         ------------
                                                                         $ 29,705,856
                                                                         ------------
FOOD & DRUG STORES -- 0.9%
CVS Corp. .................................                91,400        $  2,414,788
                                                                         ------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.5%
PepsiCo, Inc. .............................                66,900        $  3,952,452
                                                                         ------------
GAMING & LODGING -- 2.3%
Carnival Corp. ............................                61,910        $  3,310,328
Royal Caribbean Cruises Ltd. ..............                23,800           1,072,428
Starwood Hotels & Resorts Worldwide, Inc.                  24,600           1,570,956
                                                                         ------------
                                                                         $  5,953,712
                                                                         ------------
GENERAL MERCHANDISE -- 5.2%
Kohl's Corp.(n) ...........................                69,100        $  3,358,260
Target Corp. ..............................                61,980           3,407,041
Wal-Mart Stores, Inc. .....................               141,210           6,608,628
                                                                         ------------
                                                                         $ 13,373,929
                                                                         ------------
HEALTH MAINTENANCE ORGANIZATIONS -- 1.0%
UnitedHealth Group, Inc. ..................                41,900        $  2,603,666
                                                                         ------------
INSURANCE -- 2.2%
Ace Ltd. ..................................                29,730        $  1,588,771
American International Group, Inc. ........                59,170           4,037,169
                                                                         ------------
                                                                         $  5,625,940
                                                                         ------------
INTERNET -- 2.8%
Google, Inc., "A"(n) ......................                12,740        $  5,285,316
Yahoo!, Inc.(n) ...........................                52,040           2,038,927
                                                                         ------------
                                                                         $  7,324,243
                                                                         ------------
LEISURE & TOYS -- 1.2%
Electronic Arts, Inc.(n) ..................                60,940        $  3,187,771
                                                                         ------------
MACHINERY & TOOLS -- 0.4%
Illinois Tool Works, Inc. .................                12,540        $  1,103,395
                                                                         ------------
MEDICAL EQUIPMENT -- 4.6%
Advanced Medical Optics, Inc.(n) ..........                65,880        $  2,753,784
Alcon, Inc. ...............................                18,200           2,358,720
DENTSPLY International, Inc. ..............                15,100             810,719
Medtronic, Inc. ...........................                47,370           2,727,091
St. Jude Medical, Inc.(n) .................                67,050           3,365,910
                                                                         ------------
                                                                         $ 12,016,224
                                                                         ------------
NETWORK & TELECOM -- 9.3%
Cisco Systems, Inc.(n) ....................               588,480        $ 10,074,778
Corning, Inc.(n) ..........................               258,250           5,077,195
Juniper Networks, Inc.(n) .................                56,000           1,248,800
Nokia Corp., ADR ..........................                66,170           1,210,911
QUALCOMM, Inc. ............................               148,380           6,392,210
                                                                         ------------
                                                                         $ 24,003,894
                                                                         ------------
OIL SERVICES -- 0.9%
Noble Corp. ...............................                32,030        $  2,259,396
                                                                         ------------
PERSONAL COMPUTERS & PERIPHERALS -- 3.3%
EMC Corp.(n) ..............................               450,900        $  6,141,258
Network Appliance, Inc.(n) ................                85,300           2,303,100
                                                                         ------------
                                                                         $  8,444,358
                                                                         ------------
PHARMACEUTICALS -- 11.6%
Abbott Laboratories .......................                90,840        $  3,581,821
Eli Lilly & Co. ...........................                80,410           4,550,402
Johnson & Johnson .........................               110,090           6,616,409
Roche Holding AG ..........................                22,540           3,380,700
Teva Pharmaceutical Industries Ltd., ADR ..                79,290           3,410,263
Wyeth .....................................               185,020           8,523,871
                                                                         ------------
                                                                         $ 30,063,466
                                                                         ------------
RESTAURANTS -- 0.6%
Cheesecake Factory, Inc.(n) ...............                11,700        $    437,463
P.F. Chang's China Bistro, Inc.(n) ........                21,900           1,086,897
                                                                         ------------
                                                                         $  1,524,360
                                                                         ------------
SPECIALTY STORES -- 4.9%
Home Depot, Inc. ..........................                77,800        $  3,149,344
Lowe's Cos., Inc. .........................                24,800           1,653,168
PETsMART, Inc. ............................                86,710           2,224,979
Staples, Inc. .............................               111,500           2,532,165
Williams-Sonoma, Inc.(n) ..................                74,700           3,223,305
                                                                         ------------
                                                                         $ 12,782,961
                                                                         ------------
TRUCKING -- 1.6%
FedEx Corp. ...............................                21,070        $  2,178,427
United Parcel Service, Inc., "B" ..........                26,400           1,983,960
                                                                         ------------
                                                                         $  4,162,387
                                                                         ------------
    Total Stocks (Identified Cost, $242,345,155)                         $250,288,505
                                                                         ------------
SHORT-TERM OBLIGATION -- 3.2%
General Electric Capital Corp.,
  4.2%, due 1/03/06,
  at Amortized Cost(y) ....................          $  8,407,000        $  8,405,038
                                                                         ------------
    Total Investments
      (Identified Cost, $250,750,193) .....                              $258,693,543
                                                                         ------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.1% ................                                  263,041
                                                                         ------------
    Net Assets -- 100.0% ..................                              $258,956,584
                                                                         ============

          See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2005
GLOBAL GOVERNMENTS VARIABLE ACCOUNT

BONDS -- 87.1%
                                                         Shares/Par
Issuer                                                      ($)            Value ($)
FOREIGN BONDS -- 67.0%
AUSTRALIA -- 1.2%
Government of Australia, 6.25%, 2015 ......        AUD    153,000        $    120,820
                                                                         ------------
AUSTRIA -- 1.7%
Republic of Austria, 5%, 2012 .............        EUR    135,000        $    176,776
                                                                         ------------
BELGIUM -- 2.5%
Kingdom of Belgium, 3.75%, 2009 ...........        EUR    105,000        $    126,990
Kingdom of Belgium, 5%, 2012 ..............        EUR    100,000             131,193
                                                                         ------------
                                                                         $    258,183
                                                                         ------------
CANADA -- 2.1%
Quebec Province, 1.6%, 2013 ...............        JPY 25,000,000        $    216,389
                                                                         ------------
FINLAND -- 3.0%
Republic of Finland, 3%, 2008 .............        EUR    197,000        $    233,692
Republic of Finland, 5.375%, 2013 .........        EUR     57,000              77,095
                                                                         ------------
                                                                         $    310,787
                                                                         ------------
FRANCE -- 3.4%
Republic of France, 4.75%, 2007 ...........        EUR     69,000        $     83,891
Republic of France, 4.75%, 2012 ...........        EUR     73,000              94,582
Republic of France, 6%, 2025 ..............        EUR    106,000             168,830
                                                                         ------------
                                                                         $    347,303
                                                                         ------------
GERMANY -- 14.4%
Federal Republic of Germany,
  3.5%, 2008 ..............................        EUR     91,000        $    109,228
Federal Republic of Germany,
  5.25%, 2010 .............................        EUR     82,000             105,837
Federal Republic of Germany,
  3.75%, 2015 .............................        EUR    125,000             153,196
Federal Republic of Germany,
  6.25%, 2024 .............................        EUR    189,000             304,294
Federal Republic of Germany,
  6.25%, 2030 .............................        EUR    233,000             393,356
KfW Bankengruppe, 2.328%, 2007 ............        EUR    252,000             297,557
Landesbank Baden-Wurttemberg,
  2.185%, 2007 ............................        EUR     88,000             104,084
                                                                         ------------
                                                                         $  1,467,552
                                                                         ------------
IRELAND -- 2.2%
Republic of Ireland, 4.25%, 2007 ..........        EUR    156,000        $    188,985
Republic of Ireland, 4.6%, 2016 ...........        EUR     29,000              38,044
                                                                         ------------
                                                                         $    227,029
                                                                         ------------
JAPAN -- 7.4%
Development Bank of Japan,
  1.4%, 2012 ..............................        JPY 37,000,000        $    319,880
Development Bank of Japan,
  1.6%, 2014 ..............................        JPY 50,000,000             433,833
                                                                         ------------
                                                                         $    753,713
                                                                         ------------
MALAYSIA -- 1.2%
Petronas Capital Ltd., 7.875%, 2022 .......          $    100,000        $    125,179
                                                                         ------------
MEXICO -- 0.8%
Pemex Project Funding Master Trust,
  8.625%, 2022 ............................          $     23,000        $     28,348
United Mexican States, 8.125%, 2019 .......                42,000              51,555
                                                                         ------------
                                                                         $     79,903
                                                                         ------------
NETHERLANDS -- 1.8%
Kingdom of Netherlands, 5.75%, 2007 .......        EUR     81,000        $     98,978
Kingdom of Netherlands, 5%, 2012 ..........        EUR     68,697              89,932
                                                                         ------------
                                                                         $    188,910
                                                                         ------------
NEW ZEALAND -- 6.9%
Government of New Zealand,
  6%, 2008 ................................        NZD    358,000        $    244,454
Government of New Zealand,
  6.5%, 2013 ..............................        NZD    507,000             362,211
Government of New Zealand,
  6%, 2015 ................................        NZD    145,000             101,113
                                                                         ------------
                                                                         $    707,778
                                                                         ------------
QATAR -- 0.5%
State of Qatar, 9.75%, 2030 ...............          $     30,000        $     45,825
                                                                         ------------
RUSSIA -- 0.3%
Gaz Capital S.A., 8.625%, 2034 ............          $     23,000        $     29,095
                                                                         ------------
SPAIN -- 3.6%
Kingdom of Spain, 6%, 2008 ................        EUR    132,000        $    165,453
Kingdom of Spain, 5.35%, 2011 .............        EUR    151,000             199,204
                                                                         ------------
                                                                         $    364,657
                                                                         ------------
SWEDEN -- 0.5%
Kingdom of Sweden, 4%, 2020 ...............        SEK    316,832        $     52,243
                                                                         ------------
UNITED KINGDOM -- 13.5%
United Kingdom Treasury, 5.75%, 2009 ......        GBP    423,000        $    767,790
United Kingdom Treasury, 5%, 2012 .........        GBP     84,000             151,097
United Kingdom Treasury, 8%, 2015 .........        GBP    204,000             462,577
                                                                         ------------
                                                                         $  1,381,464
                                                                         ------------
    Total Foreign Bonds ...................                              $  6,853,606
                                                                         ------------
U.S. BONDS -- 20.1%
ASSET BACKED & SECURITIZED -- 7.3%
Commercial Mortgage Asset
  Trust, FRN, 0.8861%, 2032(a)(i) .........          $  1,428,151        $     64,842
Commercial Mortgage Pass-Through
  Certificate, FRN, 4.5594%, 2017(a) ......                59,000              58,993
Commercial Mortgage Pass-Through
  Certificates, FRN, 4.5694%, 2017(a) .....               100,000              99,938
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031 .....................                43,137              44,188
First Union National Bank Commercial
  Mortgage Trust, FRN, 0.9562%, 2043(a)(i)              1,649,628              66,589
IMPAC CMB Trust, FRN, 4.7288%, 2036 .......                99,736              99,736
J.P. Morgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.2133%, 2041 ....                55,952              56,347
J.P. Morgan Chase Commercial Mortgage
  Securities Corp., FRN, 4.5694%, 2046 ....                52,080              52,098
Lehman Brothers Floating Rate Commercial
  Mortgage Trust, FRN, 4.5294%, 2018(a) ...               100,000              99,989
Wachovia Bank Commercial Mortgage Trust,
  FRN, 4.6594%, 2015 ......................                22,101              22,110
Wachovia Bank Commercial Mortgage Trust,
  FRN, 4.6094%, 2015(a) ...................                83,496              83,581
                                                                         ------------
                                                                         $    748,411
                                                                         ------------
MUNICIPALS -- 2.2%
Honolulu, HI, City & County Rev., "A",
  MBIA, 5%, 2015 ..........................          $     85,000        $     92,637
Massachusetts State Water Resources
  Authority, "A", MBIA, 5.25%, 2015 .......                80,000              88,759
New York, NY, City Municipal Water
  Finance Authority, Water & Sewer
  Systems Rev., "D", 5%, 2037 .............                40,000              41,524
                                                                         ------------
                                                                         $    222,920
                                                                         ------------
SUPRANATIONAL -- 1.3%
Inter-American Development Bank,
  1.9%, 2009 ..............................        JPY 15,000,000        $    133,003
                                                                         ------------
U.S. GOVERNMENT AGENCIES -- 4.6%
Aid-Egypt, 4.45%, 2015 ....................          $     12,000        $     11,759
Fannie Mae, 4.25%, 2007 ...................               171,000             169,459
Freddie Mac, 4.2%, 2007 ...................                99,000              97,706
Small Business Administration,
  4.76%, 2025 .............................                74,000              72,568
Small Business Administration,
  5.36%, 2025 .............................               115,000             116,717
                                                                         ------------
                                                                         $    468,209
                                                                         ------------
U.S. TREASURY OBLIGATIONS -- 4.7%
U.S. Treasury Bonds, 6.25%, 2030 ..........          $     62,000        $     77,001
U.S. Treasury Bonds, TIPS,
  2.375%, 2025 ............................                39,096              41,091
U.S. Treasury Notes, 3.125%, 2008 .........               111,000             107,371
U.S. Treasury Notes, 4.25%, 2013 ..........                28,000              27,733
U.S. Treasury Notes, 4%, 2015 .............               111,000             107,618
U.S. Treasury Notes, TIPS, 2%, 2014 .......               121,806             121,116
                                                                         ------------
                                                                         $    481,930
                                                                         ------------
    Total U.S. Bonds ......................                              $  2,054,473
                                                                         ------------
    Total Bonds (Identified Cost, $9,131,384)                            $  8,908,079
                                                                         ------------
CALL OPTIONS PURCHASED -- 0%
                                                       Principal
                                                        Amount
                                                          of
Issue/Expiration/Price                                 Contracts          Value ($)
JPY - January 2006 @ $117.30 (Premiums
  Paid, $2,035) ...........................            23,460,000        $        915
                                                                         ------------
PUT OPTIONS PURCHASED -- 0%
EUR - January 2006 @ $1.21
  (Premiums Paid, $2,296) .................               210,875        $        316
                                                                         ------------
SHORT-TERM OBLIGATION -- 11.9%
Issuer                                                    Par ($)           Value ($)
Federal Home Loan Bank,
  3.3%, due 1/03/06, at Amortized Cost(y)            $  1,216,000        $  1,215,777
                                                                         ------------
    Total Investments (Identified Cost, $10,351,492) ............        $ 10,125,087
                                                                         ------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.0% ......................................             100,668
                                                                         ------------
    Net Assets -- 100.0% ........................................        $ 10,225,755
                                                                         ============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Sales and Purchases in the table below are reported by currency.

                                                                                            Net Unrealized
         Contracts to                                                        Contracts       Appreciation
       Deliver/Receive           Settlement Date       In Exchange For       at Value       (Depreciation)

SALES
  AUD              414,488        2/06/06 - 2/07/06           $308,563           $303,815          $4,748
  CAD               18,760                  1/23/06             15,834             16,141            (307)
  EUR              832,602        1/23/06 - 2/21/06            979,063            987,622          (8,559)
  GBP              470,243                  1/31/06            831,977            808,163          23,814
  JPY           15,524,886        1/17/06 - 1/23/06            131,010            131,876            (866)
  NOK              343,337                  1/17/06             51,797             50,895             902
  NZD            1,129,290                  2/07/06            791,153            767,812          23,341
  SEK              433,781                  2/06/06             54,423             54,707            (284)
                                                            ----------         ----------         -------
                                                            $3,163,820         $3,121,031         $42,789
                                                            ==========         ==========         =======

PURCHASES
  CAD              106,703        1/18/06 - 1/26/06            $91,664            $91,796            $132
  CHF               66,001                  2/16/06             51,797             50,416          (1,381)
  DKK              612,750                  1/17/06             96,801             97,245             444
  EUR              522,643        1/18/06 - 2/21/06            621,159            619,410          (1,749)
  GBP                6,000                  1/31/06             10,690             10,312            (378)
  JPY          275,323,395                  1/18/06          2,333,052          2,338,460           5,408
  NOK            1,162,846                  1/17/06            174,577            172,375          (2,202)
  NZD               36,821                  2/07/06             26,109             25,035          (1,074)
  SEK            1,835,962        1/17/06 - 2/13/06            231,220            231,487             267
                                                            ----------         ----------         -------
                                                            $3,637,069         $3,636,536         $  (533)
                                                            ==========         ==========         =======

At December 31, 2005 forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $903 with Merrill Lynch International.

At December 31, 2005 the variable account had sufficient cash and/or securities to cover any commitments under these derivative contracts.

                    See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2005
GOVERNMENT SECURITIES VARIABLE ACCOUNT

BONDS -- 98.5%

                                                       Shares/Par
Issuer                                                    ($)              Value ($)
AGENCY -- OTHER -- 5.6%
Financing Corp., 10.35%, 2018 .............          $  1,150,000        $  1,721,415
Financing Corp., 9.4%, 2018 ...............               780,000           1,091,578
Resolution Funding Corp., 8.875%, 2020 ....             1,700,000           2,364,821
                                                                         ------------
                                                                         $  5,177,814
                                                                         ------------
MORTGAGE BACKED -- 49.5%
Fannie Mae, 4.79%, 2012 ...................          $    934,169        $    924,408
Fannie Mae, 4.73%, 2012 ...................                95,801              94,181
Fannie Mae, 5%, 2013 - 2019 ...............             2,613,526           2,590,822
Fannie Mae, 4.8%, 2013 ....................                90,801              89,586
Fannie Mae, 4.845%, 2013 ..................               264,585             261,235
Fannie Mae, 5.06%, 2013 ...................               106,590             106,295
Fannie Mae, 4.65%, 2013 ...................               251,623             246,987
Fannie Mae, 4.45%, 2014 ...................               324,682             313,233
Fannie Mae, 4.771%, 2014 ..................               648,859             639,730
Fannie Mae, 4.6%, 2014 ....................               126,955             123,575
Fannie Mae, 4.667%, 2014 ..................               850,622             832,589
Fannie Mae, 4.518%, 2014 ..................               163,177             158,229
Fannie Mae, 4.77%, 2014 ...................               107,466             105,439
Fannie Mae, 4.846%, 2014 ..................               911,476             901,829
Fannie Mae, 5.1%, 2014 ....................               138,919             139,316
Fannie Mae, 4.62%, 2015 ...................               182,256             177,239
Fannie Mae, 4.82%, 2015 ...................               343,366             337,771
Fannie Mae, 4.69%, 2015 ...................                89,973              87,896
Fannie Mae, 4.85%, 2015 ...................                89,995              88,857
Fannie Mae, 4.56%, 2015 ...................               163,563             158,378
Fannie Mae, 4.665%, 2015 ..................               110,323             107,585
Fannie Mae, 4.7%, 2015 ....................               126,750             123,896
Fannie Mae, 4.89%, 2015 ...................                89,156              88,263
Fannie Mae, 4.74%, 2015 ...................               100,000              97,783
Fannie Mae, 4.925%, 2015 ..................               351,654             349,502
Fannie Mae, 4.815%, 2015 ..................               117,000             114,948
Fannie Mae, 6%, 2016 - 2034 ...............             3,615,262           3,669,402
Fannie Mae, 6.5%, 2016 - 2032 .............             1,947,304           2,002,407
Fannie Mae, 4.996%, 2017 ..................               339,216             338,813
Fannie Mae, 5.5%, 2017 - 2035 .............            14,224,932          14,146,582
Fannie Mae, 4.5%, 2019 - 2020 .............             4,269,959           4,161,365
Fannie Mae, 4.88%, 2020 ...................                96,655              95,919
Fannie Mae, 7.5%, 2022 - 2031 .............               277,742             291,354
Freddie Mac, 4.5%, 2013 - 2015 ............               599,727             595,183
Freddie Mac, 4.375%, 2015 .................               699,121             683,661
Freddie Mac, 5%, 2024 - 2025 ..............               940,142             938,091
Freddie Mac, 5.5%, 2025 - 2035 ............             4,384,720           4,352,143
Freddie Mac, 6.5%, 2032 ...................               899,172             923,115
Freddie Mac, 6%, 2034 - 2035 ..............             2,404,682           2,430,662
Freddie Mac, 3.108%, 2035 .................                47,962              47,700
Ginnie Mae, 5.5%, 2033 ....................             1,926,896           1,942,041
                                                                         ------------
                                                                         $ 45,878,010
                                                                         ------------
U.S. GOVERNMENT AGENCIES -- 27.5%
Aid to Israel, 6.6%, 2008 .................          $    645,242        $    659,509
Aid to Israel, 0%, 2021 - 2024 ............             2,041,000             857,548
Aid to Israel, 5.5%, 2023 .................             1,097,000           1,182,207
Aid to Peru, 9.98%, 2008 ..................               545,950             572,899
Aid-Egypt, 4.45%, 2015 ....................               473,000             463,488
Empresa Energetica Cornito Ltd.,
  6.07%, 2010 .............................             2,144,000           2,204,289
Fannie Mae, 4.25%, 2009 ...................             1,073,000           1,057,096
Freddie Mac, 4.2%, 2007 ...................             1,105,000           1,090,559
Freddie Mac, 5.625%, 2011 .................             3,664,000           3,808,504
Freddie Mac, 5.05%, 2015 ..................               956,000             948,705
Overseas Private Investment Corp.,
  0%, 2007 ................................               167,048             168,719
Small Business Administration, 8.4%, 2007 .                 4,193               4,246
Small Business Administration,
  10.05%, 2009 ............................                14,685              15,454
Small Business Administration, 8.7%, 2009 .                55,749              58,345
Small Business Administration, 6.34%, 2021                651,355             684,118
Small Business Administration, 6.44%, 2021                628,517             661,378
Small Business Administration,
  6.625%, 2021 ............................               726,862             772,175
Small Business Administration, 6.07%, 2022                502,023             523,644
Small Business Administration, 4.98%, 2023                261,285             260,806
Small Business Administration, 4.89%, 2023                670,561             665,843
Small Business Administration, 4.72%, 2024                689,430             678,236
Small Business Administration, 4.34%, 2024                377,621             362,801
Small Business Administration, 4.77%, 2024                642,861             633,741
Small Business Administration, 5.52%, 2024                352,112             360,395
Small Business Administration, 4.99%, 2024                435,270             434,204
Small Business Administration, 4.86%, 2024                331,773             328,351
Small Business Administration, 4.88%, 2024                308,101             305,184
Small Business Administration, 4.87%, 2024                398,853             394,714
Small Business Administration, 5.11%, 2025                349,706             350,679
Small Business Administration, 4.76%, 2025                566,000             555,047
Tennessee Valley Authority STRIPS,
  0%, 2042(i) .............................             2,250,000           1,747,080
U.S. Department of Housing & Urban
  Development, 6.36%, 2016 ................               500,000             530,891
U.S. Department of Housing & Urban
  Development, 6.59%, 2016 ................             2,045,000           2,112,143
                                                                         ------------
                                                                         $ 25,452,998
                                                                         ------------
U.S. TREASURY OBLIGATIONS -- 15.9%
U.S. Treasury Bonds, 12%, 2013 ............          $     19,000        $     22,542
U.S. Treasury Bonds, 5.25%, 2028 ..........               346,000             377,383
U.S. Treasury Bonds, 5.375%, 2031 .........             1,793,000           2,014,043
U.S. Treasury Bonds, 9.25%, 2016 ..........               409,000             566,800
U.S. Treasury Bonds, 6%, 2026 .............               123,000             145,044
U.S. Treasury Notes, 5.5%, 2008 ...........               930,000             950,816
U.S. Treasury Notes, 6.5%, 2010(f) ........             7,119,000           7,679,344
U.S. Treasury Notes, TIPS, 3.625%, 2008 ...               908,618             933,001
U.S. Treasury Notes, TIPS, 3.875%, 2009 ...               666,750             700,764
U.S. Treasury Notes, TIPS, 4.25%, 2010 ....             1,290,375           1,398,846
                                                                         ------------
                                                                         $ 14,788,583
                                                                         ------------
    Total Bonds (Identified Cost, $91,003,703) ..................        $ 91,297,405
                                                                         ------------
REPURCHASE AGREEMENT -- 0.6%
Morgan Stanley, 4.23%, dated 12/30/05, due
  1/03/06, total to be received $561,264
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost ................          $    561,000        $    561,000
                                                                         ------------
    Total Investments (Identified Cost, $91,564,703) ............        $ 91,858,405
                                                                         ------------
OTHER ASSETS,
  LESS LIABILITIES - 0.9% .......................................             813,356
                                                                         ------------
    Net Assets - 100.0% ...................................              $ 92,671,761
                                                                         ============

FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2005:

                                                                                                      Unrealized
                                                                                   Expiration        Appreciation
                                                Contracts           Value             Date          (Depreciation)

U.S. Treasury Note 5 yr (Long) .............       26            $2,764,938          Mar-06             $ 7,019
U.S. Treasury Note 10 yr (Short) ...........       42             4,595,063          Mar-06               4,337
                                                                                                        ------
                                                                                                        $11,356
                                                                                                        =======

At December 31, 2005, the variable account had sufficient cash and/or securities to cover any commitments under these derivative contracts.

                         See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2005
HIGH YIELD VARIABLE ACCOUNT
BONDS -- 92.9%

                                                    Shares/Par
Issuer                                                   ($)             Value ($)
ADVERTISING & BROADCASTING -- 4.3%
Allbritton Communications Co.,
  7.75%, 2012 .............................          $    275,000        $    276,375
Block Communications, Inc.,
  8.25%, 2015 (a) .........................                95,000              94,050
DIRECTV Holdings LLC, 8.375%, 2013 ........               120,000             129,000
DIRECTV Holdings LLC, 6.375%, 2015 ........               145,000             141,737
EchoStar DBS Corp., 6.375%, 2011 ..........               465,000             447,562
Granite Broadcasting Corp., 9.75%, 2010 ...               170,000             156,400
Innova S. de R.L., 9.375%, 2013 ...........               110,000             122,100
Intelsat Ltd., 8.625%, 2015 (a) ...........               205,000             207,050
Intelsat Ltd., 0% to 2010,
  9.25% to 2015, (a) ......................               280,000             184,100
Lamar Media Corp., 7.25%, 2013 ............               135,000             140,063
Lamar Media Corp., 6.625%, 2015 ...........                45,000              45,169
Panamsat Holding Corp., 0% to 2009,
  10.375% to 2014 .........................               480,000             336,000
Paxson Communications Corp., FRN,
  10.7769%, 2013 (a) ......................               350,000             336,438
Sirius Satellite Radio, Inc.,
  9.625%, 2013 (a) ........................               155,000             152,675
                                                                         ------------
                                                                         $  2,768,719
                                                                         ------------
AEROSPACE -- 0.6%
Argo-Tech Corp., 9.25%, 2011 ..............          $    180,000        $    184,500
Transdigm Holding Co., 8.375%, 2011 .......               180,000             189,450
                                                                         ------------
                                                                         $    373,950
                                                                         ------------
AIRLINES -- 0.7%
Continental Airlines, Inc., 6.9%, 2017 ....          $     73,411        $     63,693
Continental Airlines, Inc., 6.748%, 2017 ..                74,147              64,973
Continental Airlines, Inc., 6.795%, 2018 ..               120,499             104,711
Continental Airlines, Inc., 7.566%, 2020 ..               243,884             217,437
                                                                         ------------
                                                                         $    450,814
                                                                         ------------
APPAREL MANUFACTURERS -- 0.4%
Levi Strauss & Co., 12.25%, 2012 ..........          $    150,000        $    167,250
Levi Strauss & Co., 9.75%, 2015 ...........               115,000             119,600
                                                                         ------------
                                                                         $    286,850
                                                                         ------------
ASSET BACKED & SECURITIZED -- 2.4%
Airplane Pass-Through Trust, "D",
  10.875%, 2019 (r)(d) ....................          $    740,775        $          0
ARCap, Inc., "H", 6.1%, 2045 (a) ..........               165,567             153,047
Asset Securitization Corp., FRN,
  8.0075%, 2029 ...........................               150,000             159,121
Asset Securitization Corp., FRN,
  8.4975%, 2029 (a) .......................               200,000             182,094
Crest Ltd., 7%, 2040 (a) ..................               154,000             146,962
First Union National Bank Commercial
  Mortgage Corp., 6.75%, 2032 .............               165,000             165,380
GMAC Commercial Mortgage Securities, Inc.,
  FRN, 7.661%, 2034 (a) ...................               192,000             208,910
Mortgage Capital Funding, Inc.,
  7.214%, 2007 ............................               500,000             511,036
                                                                         ------------
                                                                         $  1,526,550
                                                                         ------------
AUTOMOTIVE -- 5.1%
Delphi Corp., 6.5%, 2013 (d) ..............          $     85,000        $     42,712
Ford Motor Credit Co., 7%, 2013 ...........               210,000             179,436
Ford Motor Credit Co., 5.625%, 2008 .......               180,000             157,941
Ford Motor Credit Co., 6.625%, 2008 .......               271,000             245,812
Ford Motor Credit Co., 5.8%, 2009 .........               140,000             122,127
Ford Motor Credit Co., 4.95%, 2008 ........               175,000             156,799
Ford Motor Credit Co., 8.625%, 2010 .......               190,000             173,278
General Motors Acceptance Corp.,
  6.125%, 2008 ............................               215,000             196,882
General Motors Acceptance Corp.,
  5.85%, 2009 .............................               200,000             178,925
General Motors Acceptance Corp.,
  6.75%, 2014 .............................               854,000             768,276
General Motors Corp., 8.375%, 2033 ........               167,000             110,220
Lear Corp., 8.11%, 2009 ...................               195,000             181,488
Lear Corp., 5.75%, 2014 ...................               145,000             117,726
Metaldyne Corp., 10%, 2013 ................                85,000              76,925
Navistar International Corp., 7.5%, 2011 ..               325,000             309,563
TRW Automotive, Inc., 11%, 2013 ...........                83,000              93,168
TRW Automotive, Inc., 9.375%, 2013 ........               140,000             151,550
                                                                         ------------
                                                                         $  3,262,828
                                                                         ------------
BROADCAST & CABLE TV -- 3.1%
Cablevision Systems Corp., 8%, 2012 .......          $    155,000        $    144,925
CCH I Holdings LLC, 9.92%, 2014 (a) .......               205,000             116,850
CCH I LLC, 11%, 2015 (a) ..................               460,000             386,400
CCO Holdings LLC, 8.75%, 2013 .............               150,000             142,875
Charter Communications, Inc.,
  8.625%, 2009 ............................               153,000             113,220
Charter Communications, Inc.,
  8.375%, 2014 (a) ........................               120,000             119,400
CSC Holdings, Inc., 8.125%, 2009 ..........               125,000             126,250
CSC Holdings, Inc., 6.75%, 2012 (a) .......               215,000             203,175
FrontierVision Holdings LP,
  11.875%, 2007 (d) .......................                50,000              52,562
FrontierVision Holdings LP, "B",
  11.875%, 2007 (d) .......................                80,000              84,100
FrontierVision Operating Partners LP,
  11%, 2006 (d) ...........................               195,000             259,350
Mediacom Broadband LLC, 9.5%, 2013 ........               190,000             185,488
Rogers Cable, Inc., 8.75%, 2032 ...........                35,000              40,250
Videotron Telecom, 6.375%, 2015 (a) .......                35,000              34,781
                                                                         ------------
                                                                         $  2,009,626
                                                                         ------------
BUILDING -- 1.2%
Goodman Global Holdings, Inc.,
  7.875%, 2012 (a) ........................          $    200,000        $    186,000
Interface, Inc., 10.375%, 2010 ............               167,000             180,778
Nortek Holdings, Inc., 8.5%, 2014 .........               140,000             135,100
Nortek Holdings, Inc., 0% to 2009,
  10.75% to 2014 ..........................               238,000             148,750
Texas Industries, Inc., 7.25%, 2013 (a) ...               105,000             108,938
                                                                         ------------
                                                                         $    759,566
                                                                         ------------
BUSINESS SERVICES -- 2.0%
Iron Mountain, Inc., 8.625%, 2013 .........          $    240,000        $    250,200
Iron Mountain, Inc., 7.75%, 2015 ..........                 5,000               5,038
Lucent Technologies, Inc., 5.5%, 2008 .....               135,000             134,325
Lucent Technologies, Inc., 6.45%, 2029 ....                80,000              68,600
Northern Telecom Corp., 7.875%, 2026 ......                70,000              67,725
Northern Telecom Corp., 6.875%, 2023 ......               115,000             102,925
SunGard Data Systems, Inc.,
  10.25%, 2015 (a) ........................               180,000             180,000
Xerox Corp., 7.625%, 2013 .................               485,000             511,675
                                                                         ------------
                                                                         $  1,320,488
                                                                         ------------
CHEMICALS -- 4.8%
ARCO Chemical Co., 9.8%, 2020 .............          $    155,000        $    173,988
BCP Crystal Holdings Corp.,
  9.625%, 2014 ............................               121,000             134,612
Crystal U.S. Holdings LLC, "A",
  0% to 2009, 10% to 2014 .................                62,000              45,570
Crystal U.S. Holdings LLC, "B",
  0% to 2009, 10.5% to 2014 ...............               337,000             245,167
Equistar Chemicals LP, 10.625%, 2011 ......               115,000             126,500
Hercules, Inc., 6.75%, 2029 ...............               205,000             197,312
Huntsman International LLC,
  10.125%, 2009 ...........................               197,000             203,402
Huntsman International LLC,
  7.375%, 2015 (a) ........................               310,000             299,150
IMC Global, Inc., 10.875%, 2013 ...........               110,000             126,363
KI Holdings, Inc., 0% to 2009,
  9.875% to 2014 ..........................               288,000             188,640
Kronos International, Inc., 8.875%, 2009 ..       EUR      15,000              18,564
Lyondell Chemical Co., 11.125%, 2012 ......          $    130,000             145,438
Lyondell Chemical Co., 9.5%, 2008 .........                77,000              80,658
Nalco Co., 7.75%, 2011 ....................               110,000             113,025
Nalco Co., 8.875%, 2013 ...................               135,000             141,413
Nell AF S.a.r.L., 8.375%, 2015 (a) ........               180,000             178,200
NOVA Chemicals Corp., 6.5%, 2012 ..........               135,000             130,781
Resolution Performance Products LLC,
  13.5%, 2010 .............................               130,000             137,475
Rhodia S.A., 8.875%, 2011 .................               225,000             230,625
Rockwood Specialties Group, Inc.,
  10.625%, 2011 ...........................               131,000             143,609
Rockwood Specialties, Inc., 7.5%, 2014 ....                50,000              49,813
                                                                         ------------
                                                                         $  3,110,305
                                                                         ------------
CONSTRUCTION -- 1.6%
Beazer Homes USA, Inc., 6.875%, 2015 ......          $    225,000        $    215,719
D.R. Horton, Inc., 8%, 2009 ...............               250,000             266,436
Technical Olympic USA, Inc., 9%, 2010 .....                75,000              75,844
Technical Olympic USA, Inc., 7.5%, 2011 ...                50,000              44,563
Technical Olympic USA, Inc., 7.5%, 2015 ...               150,000             126,000
WCI Communities, Inc., 7.875%, 2013 .......               210,000             197,925
WCI Communities, Inc., 6.625%, 2015 .......               105,000              91,350
                                                                         ------------
                                                                         $  1,017,837
                                                                         ------------
CONSUMER GOODS & SERVICES -- 2.7%
ACCO Brands Corp., 7.625%, 2015 ...........          $     50,000        $     47,125
Bombardier Recreational Products, Inc.,
  8.375%, 2013 ............................               150,000             150,187
Church & Dwight Co., Inc., 6%, 2012 .......               205,000             201,925
GEO Group, Inc., 8.25%, 2013 ..............                75,000              73,312
Playtex Products, Inc., 9.375%, 2011 ......               180,000             188,550
Revlon Consumer Products Corp.,
  9.5%, 2011 ..............................               220,000             200,750
Safilo Capital International S.A.,
  9.625%, 2013 (a) ........................       EUR     320,000             423,951
Samsonite Corp., 8.875%, 2011 .............          $    210,000             217,350
Service Corp. International, 7%, 2017 (a) ..              215,000             213,388
                                                                         ------------
                                                                         $  1,716,538
                                                                         ------------
CONTAINERS -- 1.6%
Crown Americas, 7.75%, 2015 (a) ...........          $    320,000        $    331,200
Greif, Inc., 8.875%, 2012 .................               145,000             154,425
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013 .............................               350,000             361,375
Owens-Illinois, Inc., 7.8%, 2018 ..........                75,000              74,625
Plastipak Holdings, Inc., 8.5%, 2015 (a) ..                70,000              70,700
Pliant Corp., 11.125%, 2009 ...............                70,000              62,300
                                                                         ------------
                                                                         $  1,054,625
                                                                         ------------
DEFENSE ELECTRONICS -- 0.6%
L-3 Communications Holdings, Inc.,
  6.125%, 2014 ............................          $    230,000        $    227,700
L-3 Communications Holdings, Inc.,
  5.875%, 2015 ............................               130,000             126,100
                                                                         ------------
                                                                         $    353,800
                                                                         ------------
ELECTRONICS -- 0.5%
Flextronics International Ltd., 6.5%, 2013 .         $    305,000        $    309,956
Magnachip Semiconductor S.A., 8%, 2014 .....               30,000              28,650
                                                                         ------------
                                                                         $    338,606
                                                                         ------------
EMERGING MARKET QUASI-SOVEREIGN -- 0.7%
Gazprom OAO, 9.625%, 2013 (a) .............          $    120,000        $    144,600
Gazprom OAO, 8.625%, 2034 (a) .............               220,000             278,300
                                                                         ------------
                                                                         $    422,900
                                                                         ------------
EMERGING MARKET SOVEREIGN -- 0.5%
Federal Republic of Brazil, 8.875%, 2019 ..          $    102,000        $    114,291
Republic of Panama, 9.375%, 2029 ..........                36,000              45,270
Russian Ministry of Finance, 12.75%, 2028 .                84,000             154,073
                                                                         ------------
                                                                         $    313,634
                                                                         ------------
ENERGY -- INDEPENDENT -- 3.0%
Belden & Blake Corp., 8.75%, 2012 .........          $    145,000        $    147,900
Chesapeake Energy Corp.,
  6.875%, 2016 ............................               375,000             384,375
Chesapeake Energy Corp., 7%, 2014 .........               254,000             262,890
Chesapeake Energy Corp.,
  6.375%, 2015 ............................               240,000             240,000
Clayton Williams Energy, Inc.,
  7.75%, 2013 .............................               205,000             196,800
Kerr-McGee Corp., 6.95%, 2024 .............               210,000             222,743
Newfield Exploration Co., 6.625%, 2014 ....               250,000             254,375
Plains Exploration & Production Co.,
  7.125%, 2014 ............................               200,000             207,000
                                                                         ------------
                                                                         $  1,916,083
                                                                         ------------
ENERGY -- INTEGRATED -- 0.3%
Amerada Hess Corp., 7.3%, 2031 ............          $    170,000        $    196,738
                                                                         ------------
ENTERTAINMENT -- 1.2%
AMC Entertainment, Inc., 9.5%, 2011 .......          $    140,000        $    137,725
AMC Entertainment, Inc., 8.625%, 2012 .....               210,000             219,450
Loews Cineplex Entertainment Corp.,
  9%, 2014 ................................               215,000             217,150
Six Flags, Inc., 9.75%, 2013 ..............               225,000             220,781
                                                                         ------------
                                                                         $    795,106
                                                                         ------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.4%
B&G Foods Holding Corp., 8%, 2011 .........          $    130,000        $    132,600
Dean Foods Co., 6.625%, 2009 ..............               185,000             188,469
Michael Foods, Inc., 8%, 2013 .............               250,000             256,250
Smithfield Foods, Inc., 7%, 2011 ..........               220,000             224,400
United Biscuits Finance PLC,
  10.625%, 2011 ...........................       EUR      80,000             101,256
                                                                         ------------
                                                                         $    902,975
                                                                         ------------
FOREST & PAPER PRODUCTS -- 3.0%
Abitibi-Consolidated, Inc., 8.55%, 2010 ...          $    265,000        $    268,312
Abitibi-Consolidated, Inc., 7.75%, 2011 ...                95,000              90,488
Buckeye Technologies, Inc., 8.5%, 2013 ....               180,000             180,000
Graphic Packaging International Corp.,
  9.5%, 2013 ..............................               295,000             281,725
Jefferson Smurfit Corp., 8.25%, 2012 ......               145,000             139,200
JSG Funding LLC, 11.5%, 2015 (a)(d)(p) ....       EUR     310,589             339,841
MDP Acquisitions PLC, 9.625%, 2012 ........          $    205,000             205,000
Norske Skog Canada Ltd., 8.625%, 2011 .....               195,000             186,225
Norske Skog Canada Ltd., 7.375%, 2014 .....               125,000             109,375
Stone Container Corp., 7.375%, 2014 .......               140,000             127,400
                                                                         ------------
                                                                         $  1,927,566
                                                                         ------------
GAMING & LODGING -- 7.1%
Aztar Corp., 7.875%, 2014 .................          $    295,000        $    309,012
Boyd Gaming Corp., 6.75%, 2014 ............               290,000             287,825
Caesars Entertainment, Inc.,
  8.875%, 2008 ............................                80,000              86,500
Caesars Entertainment, Inc.,
  8.125%, 2011 ............................               310,000             342,163
Greektown Holdings, 10.75%, 2013 (a) ......               120,000             119,100
GTECH Holdings Corp., 5.25%, 2014 .........               225,000             195,165
Host Marriott LP, 7.125%, 2013 ............               250,000             260,000
Host Marriott LP, 6.375%, 2015 ............               125,000             124,687
Majestic Star Casino, LLC, 9.5%, 2010 .....                70,000              73,675
Majestic Star Casino, LLC,
  9.75%, 2011 (a) .........................                60,000              60,600
Mandalay Resort Group, 9.375%, 2010 .......               175,000             191,625
MGM Mirage, Inc., 8.5%, 2010 ..............               140,000             151,725
MGM Mirage, Inc., 8.375%, 2011 ............               410,000             438,700
MGM Mirage, Inc., 5.875%, 2014 ............               195,000             186,225
Penn National Gaming, Inc., 6.75%, 2015 ...                45,000              44,213
Pinnacle Entertainment, Inc.,
  8.75%, 2013 .............................               120,000             127,800
Pinnacle Entertainment, Inc.,
  8.25%, 2012 .............................               185,000             191,244
Royal Caribbean Cruises Ltd.,
  6.875%, 2013 ............................               420,000             444,839
Starwood Hotels & Resorts Worldwide, Inc.,
  7.875%, 2012 ............................               450,000             496,125
Station Casinos, Inc., 6.875%, 2016 .......                15,000              15,338
Station Casinos, Inc., 6.5%, 2014 .........               190,000             191,900
Wynn Las Vegas LLC, 6.625%, 2014 ..........               260,000             252,850
                                                                         ------------
                                                                         $  4,591,311
                                                                         ------------
INDUSTRIAL -- 2.7%
Amsted Industries, Inc., 10.25%, 2011 (a) .          $    225,000        $    240,750
Da-Lite Screen Co., Inc., 9.5%, 2011 ......               140,000             147,000
JohnsonDiversey Holdings, Inc., "B",
  9.625%, 2012 ............................               255,000             256,275
JohnsonDiversey Holdings, Inc.,
  0% to 2007, 10.67% to 2013 ..............               485,000             385,575
Knowledge Learning Corp.,
  7.75%, 2015 (a) .........................               125,000             118,750
Milacron Escrow Corp., 11.5%, 2011 ........               280,000             239,400
Valmont Industries, Inc., 6.875%, 2014 ....               215,000             216,613
Wesco Distribution, Inc., 7.5%, 2017 (a) ..               170,000             171,063
                                                                         ------------
                                                                         $  1,775,426
                                                                         ------------
INSURANCE -- 0.6%
UnumProvident Corp., 7.625%, 2011 .........          $    180,000        $    194,131
UnumProvident Finance Co.,
  6.85%, 2015 (a) .........................               184,000             191,660
                                                                         ------------
                                                                         $    385,791
                                                                         ------------
INSURANCE -- PROPERTY & CASUALTY -- 0.4%
AXIS Capital Holdings Ltd., 5.75%, 2014 ...          $    140,000        $    140,030
Marsh & Mclennan Cos., Inc.,
  5.75%, 2015 .............................               111,000             111,892
                                                                         ------------
                                                                         $    251,922
                                                                         ------------
MACHINERY & TOOLS -- 1.9%
Case Corp., 7.25%, 2016 ...................          $    150,000        $    139,875
Case New Holland, Inc., 9.25%, 2011 .......               250,000             267,500
JLG Industries, Inc., 8.25%, 2008 .........               125,000             130,938
Terex Corp., 10.375%, 2011 ................               295,000             312,700
Terex Corp., 7.375%, 2014 .................               175,000             173,250
United Rentals, Inc., 6.5%, 2012 ..........               140,000             136,325
United Rentals, Inc., 7.75%, 2013 .........                60,000              58,500
                                                                         ------------
                                                                         $  1,219,088
                                                                         ------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 6.0%
AmerisourceBergen Corp.,
  5.875%, 2015 (a) ........................          $    205,000        $    206,794
CDRV Investors, Inc., 0% to 2010,
  9.625% to 2015 ..........................               400,000             245,000
DaVita, Inc., 6.625%, 2013 ................               125,000             127,187
DaVita, Inc., 7.25%, 2015 .................               215,000             217,687
Extendicare Health Services, Inc.,
  6.875%, 2014 ............................               215,000             210,162
Fisher Scientific International, Inc.,
  6.75%, 2014 .............................                45,000              46,912
Fisher Scientific International, Inc.,
  6.125%, 2015 (a) ........................               250,000             250,000
HCA, Inc., 7.875%, 2011 ...................               410,000             440,814
HCA, Inc., 6.375%, 2015 ...................               560,000             566,067
Healthsouth Corp., 7.625%, 2012 ...........               180,000             182,700
Lifecare Holdings, Inc., 9.25%, 2013 (a) ..               185,000             146,150
Omnicare, Inc., 6.875%, 2015 ..............                65,000              65,975
Psychiatric Solutions, Inc., 7.75%, 2015 ..                85,000              87,763
Select Medical Corp., 7.625%, 2015 ........               210,000             202,125
Tenet Healthcare Corp., 9.875%, 2014 ......               275,000             278,438
Tenet Healthcare Corp., 9.25%, 2015 (a) ...               110,000             109,175
Triad Hospitals, Inc., 7%, 2013 ...........               315,000             315,788
U.S. Oncology, Inc., 10.75%, 2014 .........               180,000             199,800
                                                                         ------------
                                                                         $  3,898,537
                                                                         ------------
MEDICAL EQUIPMENT -- 0.4%
Warner Chilcott Corp., 8.75%, 2015 (a) ....          $    250,000        $    230,000
                                                                         ------------
METALS & MINING -- 1.5%
Century Aluminum Co., 7.5%, 2014 ..........          $    280,000        $    275,800
Massey Energy Co., 6.875%, 2013 (a) .......               195,000             196,706
Peabody Energy Corp., 5.875%, 2016 ........               275,000             267,781
Russel Metals, Inc., 6.375%, 2014 .........               220,000             213,400
                                                                         ------------
                                                                         $    953,687
                                                                         ------------
NATURAL GAS -- DISTRIBUTION -- 0.2%
AmeriGas Partners LP, 7.25%, 2015 .........          $    150,000        $    153,000
                                                                         ------------
NATURAL GAS -- PIPELINE -- 3.9%
ANR Pipeline Co., 9.625%, 2021 ............          $    155,000        $    189,357
Atlas Pipeline Partners LP,
  8.125%, 2015 (a) ........................                65,000              65,569
Colorado Interstate Gas Co.,
  5.95%, 2015 .............................               140,000             135,223
El Paso Energy Corp., 7%, 2011 ............               405,000             401,962
El Paso Energy Corp., 7.625%, 2010 ........               190,000             199,800
El Paso Energy Corp., 7.75%, 2013 .........               390,000             404,625
Enterprise Products Operating LP,
  6.375%, 2013 ............................               115,000             120,394
Enterprise Products Operating LP,
  5.6%, 2014 ..............................               225,000             224,824
Markwest Energy Partners LP,
  6.875%, 2014 (a) ........................               145,000             133,400
Pacific Energy Partners, LP,
  6.25%, 2015 (a) .........................                80,000              78,800
Transcontinental Gas Pipe Line Corp.,
  7%, 2011 ................................               135,000             140,906
Williams Cos., Inc., 7.125%, 2011 .........               307,000             318,896
Williams Cos., Inc., 7.75%, 2031 ..........                70,000              73,850
                                                                         ------------
                                                                         $  2,487,606
                                                                         ------------
NETWORK & TELECOM -- 4.4%
AT&T Corp., 7.3%, 2011 ....................          $    166,000        $    183,733
AT&T Corp., 9.75%, 2031 ...................               115,000             144,454
Cincinnati Bell, Inc., 8.375%, 2014 .......               145,000             142,644
Citizens Communications Co., 9%, 2031 .....                65,000              65,812
Citizens Communications Co.,
  9.25%, 2011 .............................               275,000             303,187
Citizens Communications Co.,
  6.25%, 2013 .............................               170,000             164,475
Eircom Funding PLC, 8.25%, 2013 ...........                90,000              96,300
GCI, Inc., 7.25%, 2014 ....................               135,000             133,650
Hawaiian Telecom Communications, Inc.,
  9.75%, 2013 (a) .........................               125,000             122,187
Hawaiian Telecom Communications, Inc.,
  12.5%, 2015 (a) .........................                30,000              28,050
MCI, Inc., 6.908%, 2007 ...................               123,000             123,923
MCI, Inc., 7.688%, 2009 ...................               143,000             147,648
Qwest Capital Funding, Inc.,
  7.25%, 2011 .............................               240,000             243,000
Qwest Corp., 8.875%, 2012 .................               405,000             456,638
Qwest Corp., 7.875%, 2011 .................               230,000             247,825
Time Warner Telecom Holdings, Inc.,
  9.25%, 2014 .............................               240,000             253,200
                                                                         ------------
                                                                         $  2,856,726
                                                                         ------------
OIL SERVICES -- 0.6%
GulfMark Offshore, Inc., 7.75%, 2014 ......          $    180,000        $    187,200
Hanover Compressor Co., 9%, 2014 ..........               190,000             207,100
                                                                         ------------
                                                                         $    394,300
                                                                         ------------
OILS -- 0.1%
Premcor Refining Group, Inc.,
  7.5%, 2015 ..............................          $     85,000        $     90,612
                                                                         ------------
POLLUTION CONTROL -- 0.5%
Allied Waste North America, Inc.,
  7.875%, 2013 ............................          $    145,000        $    149,712
Allied Waste North America, Inc.,
  6.5%, 2010 ..............................               170,000             168,300
                                                                         ------------
                                                                         $    318,012
                                                                         ------------
PRECIOUS METALS & MINERALS -- 0.4%
Freeport-McMoRan Copper & Gold, Inc.,
  6.875%, 2014 ............................          $    251,000        $    253,510
                                                                         ------------
PRINTING & PUBLISHING -- 2.5%
American Media Operations, Inc.,
  8.875%, 2011 ............................          $    235,000        $    199,750
Dex Media East LLC, 12.125%, 2012 .........               146,000             170,820
Dex Media, Inc., 0% to 2008,
  9% to 2013 ..............................               635,000             504,825
Lighthouse International Co. S.A.,
  8%, 2014 (a) ............................       EUR     170,000             213,159
MediaNews Group, Inc., 6.875%, 2013 .......          $    205,000             196,031
PRIMEDIA, Inc., 8.875%, 2011 ..............               205,000             189,113
WDAC Subsidiary Corp.,
  8.375%, 2014 (a) ........................               150,000             145,313
                                                                         ------------
                                                                         $  1,619,011
                                                                         ------------
RAILROAD & SHIPPING -- 0.7%
Kansas City Southern Railway Co.,
  7.5%, 2009 ..............................          $    300,000        $    309,750
TFM S.A. de C.V., 12.5%, 2012 .............                51,000              58,140
TFM S.A. de C.V., 9.375%, 2012 (a) ........               102,000             111,690
                                                                         ------------
                                                                         $    479,580
                                                                         ------------
RESTAURANTS -- 0.3%
Carrols Corp., 9%, 2013 ...................          $    200,000        $    194,500
                                                                         ------------

RETAILERS -- 2.6%
Buhrmann U.S., Inc., 7.875%, 2015 .........          $    205,000        $    200,131
Couche-Tard, Inc., 7.5%, 2013 .............               320,000             329,600
Dollar General Corp., 8.625%, 2010 ........               230,000             252,425
Finlay Fine Jewelry Corp., 8.375%, 2012 ...               180,000             162,000
GSC Holdings Corp., 8%, 2012 (a) ..........               190,000             178,600
J.C. Penney Corp., Inc., 8%, 2010 .........               180,000             197,144
Neiman Marcus Group, Inc.,
  9%, 2015 (a) ............................               185,000             189,163
Rite Aid Corp., 8.125%, 2010 ..............               195,000             198,413
                                                                         ------------
                                                                         $  1,707,476
                                                                         ------------
SPECIALTY STORES -- 0.3%
Payless ShoeSource, Inc., 8.25%, 2013 .....          $    195,000        $    203,775
                                                                         ------------
STEEL -- 0.5%
AK Steel Holding Corp., 7.75%, 2012 .......          $    220,000        $    198,550
Chaparral Steel Co., 10%, 2013 ............               135,000             145,462
                                                                         ------------
                                                                         $    344,012
                                                                         ------------
TELECOMMUNICATIONS -- WIRELESS -- 3.9%
Alamosa Holdings, Inc., 12%, 2009 .........          $    170,000        $    185,937
American Tower Corp., 7.125%, 2012 ........               150,000             154,500
American Towers, Inc., 7.25%, 2011 ........               130,000             135,200
Centennial Communications Corp.,
  10%, 2013 (a) ...........................                50,000              50,500
Centennial Communications Corp.,
  10.125%, 2013 ...........................               120,000             130,500
Dolphin Telecom PLC, 11.5%, 2008 (d) ......             1,500,000                   0
Dolphin Telecom PLC, "B",
  14%, 2009 (d) ...........................               530,000                   0
IWO Holdings, Inc., 7.9%, 2012 ............                30,000              31,125
Nextel Communications, Inc.,
  5.95%, 2014 .............................               950,000             954,976
Rogers Wireless, Inc., 6.375%, 2014 .......               250,000             250,625
Rogers Wireless, Inc., 7.5%, 2015 .........               175,000             189,000
Rural Cellular Corp., 9.875%, 2010 ........               210,000             221,550
U.S. Unwired, Inc., 10%, 2012 .............               160,000             180,000
Wind Acquisition Finance S.A.,
  10.75%, 2015 (a) ........................                60,000              61,950
                                                                         ------------
                                                                         $  2,545,863
                                                                         ------------
TIRE & RUBBER -- 0.8%
Cooper Standard Automotive, Inc.,
  8.375%, 2014 ............................          $    230,000        $    174,800
Goodyear Tire & Rubber Co.,
  9%, 2015 (a) ............................               335,000             329,975
                                                                         ------------
                                                                         $    504,775
                                                                         ------------
TOBACCO -- 0.5%
R.J. Reynolds Tobacco Holdings, Inc.,
  7.25%, 2012 .............................          $    185,000        $    188,700
R.J. Reynolds Tobacco Holdings, Inc.,
  7.3%, 2015 (a) ..........................               155,000             158,100
                                                                         ------------
                                                                         $    346,800
                                                                         ------------
TRANSPORTATION -- SERVICES -- 1.2%
CHC Helicopter Corp., 7.375%, 2014 ........          $    155,000        $    156,744
Hertz Corp., 8.875%, 2014 (a) .............               135,000             137,531
Stena AB, 9.625%, 2012 ....................                80,000              86,900
Stena AB, 7%, 2016 ........................               221,000             202,215
Westinghouse Air Brake Technologies Corp.,
  6.875%, 2013 ............................               175,000             176,750
                                                                         ------------
                                                                         $    760,140
                                                                         ------------
UTILITIES -- ELECTRIC POWER -- 7.2%
AES Corp., 8.75%, 2013 (a) ................          $    345,000        $    375,619
AES Corp., 9%, 2015 (a) ...................                60,000              65,700
Allegheny Energy Supply Co., LLC,
  8.25%, 2012 (a) .........................               285,000             321,337
CMS Energy Corp., 8.5%, 2011 ..............               290,000             315,737
Dynegy Holdings, Inc., 9.875%, 2010 (a) ...                80,000              87,700
Dynegy Holdings, Inc.,
  10.125%, 2013 (a) .......................               105,000             118,650
Empresa Nacional de Electricidad S.A.,
  8.35%, 2013 .............................                61,000              69,474
Enersis S.A., 7.375%, 2014 ................               201,000             216,201
FirstEnergy Corp., 6.45%, 2011 ............               116,000             122,960
Midwest Generation LLC, 8.75%, 2034 .......               345,000             379,931
Mirant North America LLC,
  7.375%, 2013 (a) ........................               165,000             166,856
Mission Energy Holding Co.,
  13.5%, 2008 .............................               180,000             208,800
Nevada Power Co., 6.5%, 2012 ..............                50,000              51,250
Nevada Power Co., 5.875%, 2015 ............               120,000             119,079
NorthWestern Corp., 5.875%, 2014 ..........               220,000             220,414
NRG Energy, Inc., 8%, 2013 ................               199,000             221,885
PSEG Energy Holdings LLC,
  8.625%, 2008 ............................               175,000             182,000
Reliant Energy, Inc., 6.75%, 2014 .........                40,000              34,900
Reliant Resources, Inc., 9.25%, 2010 ......                80,000              80,000
Reliant Resources, Inc., 9.5%, 2013 .......                95,000              95,238
Sierra Pacific Power Co., 6.25%, 2012 .....               105,000             106,575
Sierra Pacific Resources, 8.625%, 2014 ....                65,000              70,329
TECO Energy, Inc., 7%, 2012 ...............               190,000             199,500
Tenaska Alabama Partners LP,
  7%, 2021 (a) ............................                99,329              99,928
Texas Genco LLC, 6.875%, 2014 (a) .........               125,000             135,313
TXU Corp., 5.55%, 2014 ....................               600,000             569,902
                                                                         ------------
                                                                         $  4,635,278
                                                                         ------------
    Total Bonds (Identified Cost, $60,892,636) ..................        $ 60,026,842
                                                                         ------------
STOCKS -- 1.0%
AUTOMOTIVE -- 0.4%
Magna International, Inc., "A" ............                 3,000        $    215,940
                                                                         ------------
BROADCAST & CABLE TV -- 0.1%
Telewest Global, Inc.(n) ..................                 2,466        $     58,740
                                                                         ------------
FOREST & PAPER PRODUCTS -- 0%
Corporacion Durango S.A. de C.V.(n) .......                 7,837        $      3,388
                                                                         ------------
METALS & MINING -- 0%
Oxford Automotive, Inc.(n) ................                    53        $          0
                                                                         ------------
PHARMACEUTICALS -- 0.2%
Merck & Co., Inc. .........................                 4,500        $    143,145
                                                                         ------------
PRINTING & PUBLISHING -- 0%
Golden Books Family Entertainment,
  Inc. (n) ................................                21,250        $          0
                                                                         ------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
Vodafone Group PLC, ADR ...................                 2,574        $     55,264
                                                                         ------------
TELEPHONE SERVICES -- 0.2%
NTL, Inc.(n) ..............................                 2,203        $    149,980
                                                                         ------------
    Total Stocks (Identified Cost, $896,150)                             $    626,457
                                                                         ------------
CONVERTIBLE PREFERRED STOCK -- 0.3%
AUTOMOTIVE -- 0.3%
General Motors Corp., 5.25%
  (Identified Cost, $236,236) .............                13,178        $    196,352
                                                                         ------------
PREFERRED STOCKS -- 0.1%
BROADCAST & CABLE TV -- 0.1%
Paxson Communications Corp., 14.25% .......                     8        $     69,600
                                                                         ------------
CONSUMER GOODS & SERVICES -- 0%
Renaissance Cosmetics, Inc., 14% (n) ......                   975        $          0
                                                                         ------------
REAL ESTATE -- 0%
HRPT Properties Trust, "B", 8.75% .........                   200        $      5,180
                                                                         ------------
TELEPHONE SERVICES -- 0%
PTV, Inc., "A", 10% .......................                    10        $         21
                                                                         ------------
    Total Preferred Stocks (Identified Cost, $69,456) ...........        $     74,801
                                                                         ------------
WARRANTS -- 0%

                                         Strike     First        Shares/Par
Issuer                                   Price     Exercise          ($)     Value ($)
GT Group Telecom,
  Inc. (Telephone Services) (n) ......  $  0.00     8/01/00         1,050   $      0
Knology, Inc. (Network &
  Telecom) (a)(n) ....................     0.10    11/22/97           500          0
Loral Space & Communications LTD.
  (Business Services) (n)                  0.14     1/28/97         1,000          0
Loral Space & Communications LTD.
  (Business Services) (n)                  0.14     1/28/97         1,100          0
Ono Finance (Broadcast &
  Cable TV) (n) ......................     0.00     5/31/09         1,225          0
Thermadyne Holdings Corp. ............
  (Machinery & Tools) (n) ............    20.78     5/29/03         2,705        135
XM Satellite Radio, Inc. .............
  (Broadcast & Cable
  TV) (n) ............................    45.24     9/16/00           425     19,125
XO Communications, Inc.,
  "A" (Telephone
  Services) (n) ......................     6.25     5/27/03           397         60
XO Communications, Inc.,
  "B" (Telephone Services)
  (n) ................................     7.50     5/27/03           298         30
XO Communications, Inc.,
  "C" (Telephone Services)
  (n) ................................    10.00     5/27/03           298         27
                                                                            --------
    Total Warrants (Identified Cost, $203,646) ..........................   $ 19,377
                                                                            --------

SHORT-TERM OBLIGATION -- 3.4%
General Electric Capital Corp.,
  4.2%, due 1/03/06,
  at Amortized Cost (y) ..........................   $  2,200,000        $  2,199,487
                                                                         ------------
    Total Investments
      (Identified Cost, $64,497,611) (k) ........................        $ 63,143,316
                                                                         ------------

OTHER ASSETS,
  LESS LIABILITIES -- 2.3% ......................................           1,512,987
                                                                         ------------
    Net Assets -- 100.0% ........................................        $ 64,656,303
                                                                         ============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sales and Purchases in the table below are reported by currency.

                                                                                           Net
                                                                                       Unrealized
        Contracts to                                                Contracts         Appreciation
       Deliver/Receive     Settlement Date      In Exchange For      at Value        (Depreciation)

SALES
           EUR  895,563        2/21/06            $1,052,372            $1,062,472      $(10,100)
                                                  ==========            ==========      ========

PURCHASES
           SEK  76,260         2/13/06            $    9,601                $9,623      $     22
                                                  ==========            ==========      ========

At December 31, 2005 forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1 with Merrill Lynch International.

At December 31, 2005 the variable account had sufficient cash and/or securities to cover any commitments under these derivative contracts.

                      See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2005
MONEY MARKET VARIABLE ACCOUNT
CERTIFICATES OF DEPOSIT -- 1.8%

                                                       Shares/Par
Issuer                                                    ($)              Value ($)
Citibank N.A., 4.33%, due 2/23/06,
  at Amortized Cost and Value .............          $  1,000,000        $  1,000,000
                                                                         ------------

COMMERCIAL PAPER -- 92.2%(y)
American Express Credit Corp.,
  4.14%, due 1/13/06 ......................          $  1,868,000        $  1,865,422
American General Finance Corp.,
  4.34%, due 2/17/06 ......................             1,733,000           1,723,181
Bank of America Corp.,
  4.34%, due 2/17/06 ......................             1,516,000           1,507,410
Barton Capital LLC, 4.25%, due 1/03/06(t) .             1,709,000           1,708,596
CAFCO LLC, 4.36%, due 2/21/06(t) ..........             1,738,000           1,727,265
Ciesco LLC, 4.34%, due 2/10/06(t) .........             1,181,000           1,175,305
Citibank Credit Card Issuance Trust,
  4.05%, due 1/11/06(t) ...................             1,970,000           1,967,784
Citigroup Funding, Inc.,
  4.36%, due 2/16/06 ......................               720,000             715,989
Depfa Bank PLC, 4.17%, due 1/10/06(t) .....             1,868,000           1,866,053
Dexia Delaware LLC, 4.29%, due 2/01/06 ....             1,734,000           1,727,594
Edison Asset Securitization LLC,
  4.18%, due 2/01/06(t) ...................             1,546,000           1,540,435
Falcon Asset Securitization Corp.,
  4.36%, due 2/16/06(t) ...................             1,727,000           1,717,379
General Electric Capital Corp.,
  4.36%, due 2/27/06 ......................             1,726,000           1,714,085
Govco, Inc., 4.26%, due 1/18/06(t) ........             1,781,000           1,777,417
HBOS Treasury Services PLC,
  4.2%, due 2/15/06 .......................             1,899,000           1,889,030
Hershey Foods Corp.,
  4.24%, due 2/13/06(t) ...................             1,173,000           1,167,059
ING America Insurance Holdings, Inc.,
  4.37%, due 3/01/06 ......................             1,733,000           1,720,588
Jupiter Securitization Corp.,
  4.34%, due 2/07/06(t) ...................             1,725,000           1,717,306
Kitty Hawk Funding Corp.,
  4.21%, due 1/25/06(t) ...................             1,887,000           1,881,704
MetLife, Inc., 4.38%, due 3/20/06(t) ......             1,422,000           1,408,505
New Center Asset Trust,
  4.23%, due 1/03/06 ......................             1,709,000           1,708,598
Old Line Funding LLC,
  4.34%, due 2/06/06 ......................             1,920,000           1,911,667
Park Avenue Receivable Co. LLC,
  4.28%, due 1/05/06(t) ...................             1,976,000           1,975,060
Preferred Receivables Funding Corp.,
  4.34%, due 2/03/06(t) ...................             1,721,000           1,714,153
Ranger Funding Co. LLC,
  4.25%, due 1/11/06(t) ...................               513,000             512,394
Scaldis Capital LLC,
  4.32%, due 2/28/06(t) ...................             1,666,000           1,654,405
Societe Generale North America,
  4.35%, due 2/22/06 ......................             1,738,000           1,727,080
Svenska Handelsbanken, Inc.,
  4.03%, due 1/11/06 ......................             1,988,000           1,985,775
Thunder Bay Funding LLC,
  4.05%, due 1/10/06(t) ...................             1,135,000           1,133,851
Thunder Bay Funding LLC,
  4.405%, due 3/21/06(t) ..................               590,000             584,297
Toyota Motor Credit Corp.,
  4.35%, due 2/22/06 ......................             1,720,000           1,709,193
UBS Finance Delaware LLC,
  4.325%, due 2/13/06 .....................             1,721,000           1,712,109
Windmill Funding Corp.,
  4.3%, due 1/11/06(t) ....................             1,751,000           1,748,909
                                                                         ------------
    Total Commercial Paper,
      at Amortized Cost and Value ...............................        $ 52,595,598
                                                                         ------------

REPURCHASE AGREEMENT -- 6.2%
Morgan Stanley, 4.23% dated 12/30/05, due
  1/03/06, total to be received $3,564,675
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost ................          $  3,563,000        $  3,563,000
                                                                         ------------
    Total Investments, at Amortized Cost and Value ..............        $ 57,158,598
                                                                         ------------

OTHER ASSETS,
  LESS LIABILITIES - (0.2)% ...............................                  (135,688)
                                                                         ------------
    Net Assets - 100.0% ...................................              $ 57,022,910
                                                                         ============

            See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2005
TOTAL RETURN VARIABLE ACCOUNT
STOCKS -- 59.0%

                                                       Shares/Par
Issuer                                                    ($)             Value ($)
AEROSPACE -- 1.6%
Lockheed Martin Corp. .......................            22,820          $  1,452,037
Northrop Grumman Corp. ......................            13,470               809,682
United Technologies Corp. ...................            13,450               751,990
                                                                         ------------
                                                                         $  3,013,709
                                                                         ------------
ALCOHOLIC BEVERAGES -- 0.4%
Diageo PLC ..................................            40,206          $    582,236
Molson Coors Brewing Co. ....................             3,530               236,475
                                                                         ------------
                                                                         $    818,711
                                                                         ------------
AUTOMOTIVE -- 0.1%
Johnson Controls, Inc. ......................             3,700          $    269,767
                                                                         ------------
BANKS & CREDIT COMPANIES -- 9.0%
American Express Co. ........................            12,490          $    642,735
Bank of America Corp. .......................           105,202             4,855,072
Capital One Financial Corp. .................             4,530               391,392
Citigroup, Inc. .............................            48,876             2,371,952
Countrywide Financial Corp. .................             8,240               281,726
Fannie Mae ..................................            11,300               551,553
Freddie Mac .................................             2,890               188,861
J.P. Morgan Chase & Co. .....................            70,132             2,783,539
MBNA Corp. ..................................             6,880               186,792
PNC Financial Services Group, Inc. ..........            48,020             2,969,077
SunTrust Banks, Inc. ........................            16,880             1,228,189
UBS AG ......................................             3,539               336,561
Wells Fargo & Co. ...........................            11,040               693,643
                                                                         ------------
                                                                         $ 17,481,092
                                                                         ------------
BIOTECHNOLOGY -- 0.1%
MedImmune, Inc.(n) ..........................             4,060          $    142,181
                                                                         ------------
BROADCAST & CABLE TV -- 2.2%
Viacom, Inc., "B" ...........................            75,148          $  2,449,825
Walt Disney Co. .............................            71,970             1,725,121
                                                                         ------------
                                                                         $  4,174,946
                                                                         ------------
BROKERAGE & ASSET MANAGERS -- 3.5%
Ameriprise Financial, Inc. ..................             2,886          $    118,326
Franklin Resources, Inc. ....................             5,670               533,037
Goldman Sachs Group, Inc. ...................             8,480             1,082,981
Lehman Brothers Holdings, Inc. ..............             6,180               792,091
Mellon Financial Corp. ......................            70,730             2,422,503
Merrill Lynch & Co., Inc. ...................            20,510             1,389,142
Morgan Stanley ..............................             8,810               499,879
                                                                         ------------
                                                                         $  6,837,959
                                                                         ------------
BUSINESS SERVICES -- 0.4%
Accenture Ltd., "A" .........................            29,880          $    862,636
                                                                         ------------
CHEMICALS -- 1.6%
3M Co. ......................................             5,890          $    456,475
Dow Chemical Co. ............................             7,330               321,201
E.I. du Pont de Nemours & Co. ...............            22,600               960,500
Nalco Holding Co.(n) ........................            24,090               426,634
PPG Industries, Inc. ........................            11,350               657,165
Syngenta AG .................................             2,790               346,775
                                                                         ------------
                                                                         $  3,168,750
                                                                         ------------
COMPUTER SOFTWARE -- 2.5%
Compuware Corp.(n) ..........................           113,300          $  1,016,301
Microsoft Corp. .............................             6,680               174,682
Oracle Corp.(n) .............................           116,750             1,425,518
Symantec Corp.(n) ...........................           130,400             2,282,000
                                                                         ------------
                                                                         $  4,898,501
                                                                         ------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.7%
International Business Machines Corp. .......             4,430          $    364,146
Sun Microsystems, Inc.(n) ...................           236,730               991,899
                                                                         ------------
                                                                         $  1,356,045
                                                                         ------------
CONSTRUCTION -- 1.4%
Masco Corp. .................................            82,590          $  2,493,392
Sherwin-Williams Co. ........................             2,700               122,634
                                                                         ------------
                                                                         $  2,616,026
                                                                         ------------
CONSUMER GOODS & SERVICES -- 0.6%
Colgate-Palmolive Co. .......................             6,700          $    367,495
Estee Lauder Cos., Inc., "A" ................            13,360               447,293
Kimberly-Clark Corp. ........................             4,280               255,302
                                                                         ------------
                                                                         $  1,070,090
                                                                         ------------
CONTAINERS -- 1.0%
Owens-Illinois, Inc.(n) .....................            86,050          $  1,810,492
Smurfit-Stone Container Corp.(n) ............             7,490               106,133
                                                                         ------------
                                                                         $  1,916,625
                                                                         ------------
ELECTRICAL EQUIPMENT -- 2.0%
Cooper Industries Ltd., "A" .................             3,980          $    290,540
Emerson Electric Co. ........................               490                36,603
General Electric Co. ........................            30,150             1,056,758
Hubbell, Inc., "B" ..........................             3,600               162,432
Tyco International Ltd. .....................            73,340             2,116,592
W.W. Grainger, Inc. .........................             2,870               204,057
                                                                         ------------
                                                                         $  3,866,982
                                                                         ------------
ELECTRONICS -- 0.6%
Analog Devices, Inc. ........................            12,550          $    450,168
Intel Corp. .................................            13,600               339,456
Samsung Electronics Co. Ltd., GDR ...........               630               207,585
Xilinx, Inc. ................................             7,530               189,831
                                                                         ------------
                                                                         $  1,187,040
                                                                         ------------
ENERGY -- INDEPENDENT -- 1.4%
Apache Corp. ................................             2,500          $    171,300
Devon Energy Corp. ..........................            29,800             1,863,692
EnCana Corp. ................................             4,520               204,123
EOG Resources, Inc. .........................             6,490               476,171
                                                                         ------------
                                                                         $  2,715,286
                                                                         ------------
ENERGY -- INTEGRATED -- 3.3%
Amerada Hess Corp. ..........................             5,730          $    726,679
BP PLC, ADR .................................             7,040               452,109
Chevron Corp. ...............................            11,445               649,733
ConocoPhillips ..............................            22,660             1,318,359
Exxon Mobil Corp. ...........................            29,372             1,649,825
TOTAL S.A., ADR .............................            12,090             1,528,176
                                                                         ------------
                                                                         $  6,324,881
                                                                         ------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.3%
Archer Daniels Midland Co. ..................             9,700          $    239,202
Coca-Cola Co. ...............................            10,750               433,332
H.J. Heinz Co. ..............................             7,240               244,133
Kellogg Co. .................................            11,600               501,352
Nestle S.A ..................................             1,310               391,372
PepsiCo, Inc. ...............................             7,750               457,870
Sara Lee Corp. ..............................            12,220               230,958
                                                                         ------------
                                                                         $  2,498,219
                                                                         ------------
FOREST & PAPER PRODUCTS -- 0.7%
Bowater, Inc. ...............................            27,320          $    839,270
International Paper Co. .....................            10,900               366,349
MeadWestvaco Corp. ..........................             7,810               218,914
                                                                         ------------
                                                                         $  1,424,533
                                                                         ------------
GAMING & LODGING -- 0.4%
Cendant Corp. ...............................            25,610          $    441,772
International Game Technology ...............             8,000               246,240
                                                                         ------------
                                                                         $    688,012
                                                                         ------------
GENERAL MERCHANDISE -- 1.1%
Family Dollar Stores, Inc. ..................            34,210          $    848,066
Wal-Mart Stores, Inc. .......................            25,380             1,187,784
                                                                         ------------
                                                                         $  2,035,850
                                                                         ------------
HEALTH MAINTENANCE ORGANIZATIONS -- 0.1%
CIGNA Corp. .................................             1,300          $    145,210
                                                                         ------------
INSURANCE -- 3.2%
Ace Ltd. ....................................             5,760          $    307,814
AFLAC, Inc. .................................               800                37,136
Allstate Corp. ..............................            32,460             1,755,112
Chubb Corp. .................................             2,190               213,853
Conseco, Inc.(n) ............................            43,530             1,008,590
Genworth Financial, Inc., "A" ...............            17,330               599,271
Hartford Financial Services Group, Inc. .....             9,990               858,041
Lincoln National Corp. ......................             7,030               372,801
MetLife, Inc. ...............................            19,190               940,310
XL Capital Ltd., "A" ........................             2,780               187,316
                                                                         ------------
                                                                         $  6,280,244
                                                                         ------------
LEISURE & TOYS -- 0.4%
Hasbro, Inc. ................................             6,710          $    135,408
Mattel, Inc. ................................            34,310               542,784
                                                                         ------------
                                                                         $    678,192
                                                                         ------------
MACHINERY & TOOLS -- 0.7%
Deere & Co. .................................            10,360          $    705,620
Finning International, Inc.(a) ..............               460                14,689
Illinois Tool Works, Inc. ...................             7,580               666,964
                                                                         ------------
                                                                         $  1,387,273
                                                                         ------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.5%
Tenet Healthcare Corp.(n) ...................           117,970          $    903,650
                                                                         ------------
MEDICAL EQUIPMENT -- 0%
Baxter International, Inc. ..................             1,800          $     67,770
                                                                         ------------
METALS & MINING -- 0.1%
BHP Billiton PLC ............................            16,630          $    271,410
                                                                         ------------
NATURAL GAS -- DISTRIBUTION -- 0.2%
AGL Resources, Inc. .........................             7,320          $    254,809
Sempra Energy ...............................             3,350               150,214
                                                                         ------------
                                                                         $    405,023
                                                                         ------------
NETWORK & TELECOM -- 1.7%
Cisco Systems, Inc.(n) ......................            36,270          $    620,942
Nokia Corp., ADR ............................            49,170               899,811
Nortel Networks Corp.(n) ....................           586,720             1,795,363
                                                                         ------------
                                                                         $  3,316,116
                                                                         ------------
OIL SERVICES -- 2.0%
BJ Services Co. .............................            14,310          $    524,748
Cooper Cameron Corp.(n) .....................            12,420               514,188
GlobalSantaFe Corp. .........................            29,250             1,408,388
Noble Corp. .................................            19,515             1,376,588
                                                                         ------------
                                                                         $  3,823,912
                                                                         ------------
PHARMACEUTICALS -- 4.2%
Abbott Laboratories .........................            17,640          $    695,545
Eli Lilly & Co. .............................             4,970               281,252
Johnson & Johnson ...........................            31,450             1,890,145
Merck & Co., Inc. ...........................            72,710             2,312,905
Wyeth .......................................            64,830             2,986,718
                                                                         ------------
                                                                         $  8,166,565
                                                                         ------------
PRINTING & PUBLISHING -- 0.6%
Knight-Ridder, Inc. .........................             9,070          $    574,131
New York Times Co., "A" .....................             8,750               231,438
Reed Elsevier PLC ...........................            28,020               262,966
Tribune Co. .................................             5,510               166,733
                                                                         ------------
                                                                         $  1,235,268
                                                                         ------------
RAILROAD & SHIPPING -- 0.4%
Burlington Northern Santa Fe Corp. ..........             6,570          $    465,287
Norfolk Southern Corp. ......................             8,960               401,677
                                                                         ------------
                                                                         $    866,964
                                                                         ------------
RESTAURANTS -- 0.2%
McDonald's Corp. ............................            10,300          $    347,316
                                                                         ------------
SPECIALTY CHEMICALS -- 0.4%
Air Products & Chemicals, Inc. ..............            10,350          $    612,616
L'Air Liquide S.A., Bearer Shares ...........               210                40,366
Praxair, Inc. ...............................             2,300               121,808
                                                                         ------------
                                                                         $    774,790
                                                                         ------------
SPECIALTY STORES -- 1.8%
Circuit City Stores, Inc. ...................            21,970          $    496,302
Gap, Inc. ...................................           102,030             1,799,809
Lowe's Cos., Inc. ...........................             2,940               195,980
OfficeMax, Inc. .............................            26,680               676,605
TJX Cos., Inc. ..............................            14,050               326,382
                                                                         ------------
                                                                         $  3,495,078
                                                                         ------------
TELECOMMUNICATIONS -- WIRELESS -- 0.4%
Vodafone Group PLC, ADR .....................            37,412          $    803,236
                                                                         ------------
TELEPHONE SERVICES -- 3.1%
AT&T, Inc. ..................................            21,444          $    525,164
Sprint Nextel Corp. .........................           130,180             3,041,005
Verizon Communications, Inc. ................            81,480             2,454,178
                                                                         ------------
                                                                         $  6,020,347
                                                                         ------------
TOBACCO -- 1.1%
Altria Group, Inc. ..........................            29,520          $  2,205,734
                                                                         ------------
TRUCKING -- 0%
CNF, Inc. ...................................             1,540          $     86,071
UTILITIES -- ELECTRIC POWER -- 2.0%
Allegheny Energy, Inc.(n) ...................             1,600          $     50,640
Dominion Resources, Inc. ....................            16,020             1,236,744
Entergy Corp. ...............................             5,680               389,932
Exelon Corp. ................................            10,320               548,405
FirstEnergy Corp. ...........................             5,200               254,748
FPL Group, Inc. .............................            11,520               478,771
NRG Energy, Inc.(n) .........................             2,170               102,250
PPL Corp. ...................................            17,160               504,504
Public Service Enterprise Group, Inc. .......             2,590               168,272
TXU Corp. ...................................             3,800               190,722
                                                                         ------------
                                                                         $  3,924,988
                                                                         ------------
    Total Stocks (Identified Cost, $102,473,367)...............          $114,572,998
                                                                         ------------
BONDS  -- 40.3%
ADVERTISING & BROADCASTING -- 0.1%
News America Holdings, 8.5%, 2025 ...........        $   99,000          $    119,112
News America, Inc., 6.2%, 2034 ..............            92,000                91,384
                                                                         ------------
                                                                         $    210,496
                                                                         ------------
AEROSPACE -- 0.3%
Boeing Capital Corp., 6.5%, 2012 ............        $  263,000          $    283,888
Northrop Grumman Corp., 7.75%, 2031 .........           226,000               288,930
                                                                         ------------
                                                                         $    572,818
                                                                         ------------
AGENCY -- OTHER -- 0%
Financing Corp., 9.65%, 2018 ................        $   45,000          $     64,741
                                                                         ------------
AIRLINES -- 0.1%
Continental Airlines, Inc., 6.648%, 2017 ....        $  178,209          $    174,145
                                                                         ------------
ALCOHOLIC BEVERAGES -- 0.2%
Foster's Financial Corp., 5.875%, 2035 (a) ..        $  150,000          $    146,083
Miller Brewing Co., 5.5%, 2013 (a) ..........           276,000               281,328
                                                                         ------------
                                                                         $    427,411
                                                                         ------------
ASSET BACKED & SECURITIZED -- 2.4%
AmeriCredit Automobile Receivables Trust,
  2.18%, 2008 ...............................        $  150,179          $    149,276
Banc of America Commercial Mortgage, Inc.,
  FRN, 5.182%, 2047 .........................           102,153               102,333
Bear Stearns Commercial Mortgage Securities,
  Inc., FRN, 5.116%, 2041 ...................            82,288                81,981
Blackrock Capital Finance LP,
  7.75%, 2026 (a) ...........................            52,828                51,772
Chase Commercial Mortgage Securities Corp.,
  6.39%, 2030 ...............................           354,043               366,060
Chase Commercial Mortgage Securities Corp.,
  7.543%, 2009 ..............................            68,558                71,801
Citibank Credit Card Issuance Trust,
  6.65%, 2008 ...............................           623,000               627,048
Countrywide Asset-Backed Certificates, FRN,
  4.823%, 2035 ..............................            75,000                74,244
CRIIMI MAE CMBS Corp., 6.7%, 2008 (a) .......           190,000               191,865
CRIIMI MAE Commercial Mortgage Trust,
  7%, 2033 (a) ..............................           296,207               300,280
Deutsche Mortgage & Asset Receiving Corp.,
  6.538%, 2031 ..............................           164,507               168,515
Falcon Franchise Loan LLC,
  7.382%, 2010 (a) ..........................            48,716                50,613
Greenwich Capital Commercial Funding Corp.,
  FRN, 5.317%, 2036 .........................            60,728                61,298
Greenwich Capital Commercial Funding Corp.,
  FRN, 4.305%, 2042 .........................           107,385               104,571
J.P. Morgan Chase Commercial Mortgage
  Securities Corp., 4.78%, 2042 .............           130,000               125,866
J.P. Morgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.2133%, 2041 ......            39,903                40,184
J.P. Morgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.038%, 2046 .......           197,476               195,259
J.P. Morgan Commercial Mortgage Finance
  Corp., 6.613%, 2030 .......................           137,562               140,772
Morgan Stanley Capital I, Inc.,
  5.168%, 2042 ..............................            48,533                48,524
Morgan Stanley Capital I, Inc., FRN,
  0.567%, 2030 (a)(i) .......................         7,843,281               139,556
Mortgage Capital Funding, Inc.,
  6.337%, 2031 ..............................           260,764               266,878
Multi-Family Capital Access One, Inc.,
  6.65%, 2024 ...............................            50,115                51,729
Residential Asset Mortgage Products, Inc.,
  3.8%, 2030 ................................            61,985                61,740
Residential Asset Mortgage Products, Inc.,
  4.109%, 2035 ..............................           112,691               110,415
Residential Asset Mortgage Products, Inc.,
  FRN, 4.9708%, 2034 ........................            92,000                90,011
Residential Funding Mortgage Securities,
  Inc., FRN, 5.32%, 2035 ....................           129,000               128,868
Spirit Master Funding LLC,
  5.05%, 2023 (a) ...........................           196,479               192,177
Structured Asset Securities Corp., FRN,
  4.67%, 2035 ...............................           298,098               295,175
Wachovia Bank Commercial Mortgage Trust,
  5.155%, 2044 ..............................            83,000                84,410
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.083%, 2042 .........................           185,000               183,570
Wachovia Bank Commercial Mortgage Trust,
  FRN, 4.847%, 2041 .........................            50,000                48,816
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.195%, 2044 .........................           130,000               130,394
                                                                         ------------
                                                                         $  4,736,001
                                                                         ------------
AUTOMOTIVE -- 0.2%
Ford Motor Co., 7.45%, 2031 .................        $   74,000          $     50,320
Ford Motor Credit Co., 5.7%, 2010 ...........           193,000               164,062
Ford Motor Credit Co., 4.95%, 2008 ..........            80,000                71,680
General Motors Acceptance Corp.,
  7.25%, 2011 ...............................            82,000                75,369
General Motors Acceptance Corp.,
  5.85%, 2009 ...............................            93,000                83,200
                                                                         ------------
                                                                         $    444,631
                                                                         ------------
BANKS & CREDIT COMPANIES -- 1.9%
Abbey National Capital Trust I,
  8.963% to 2030, FRN to 2049 ...............        $  179,000          $    243,546
Bank of America Corp., 7.4%, 2011 ...........           299,000               329,356
Bank of America Corp., 5.375%, 2014 .........           110,000               111,816
Citigroup, Inc., 5%, 2014 ...................           250,000               246,089
Credit Suisse First Boston (USA), Inc.,
  4.125%, 2010 ..............................           171,000               165,371
Credit Suisse First Boston (USA), Inc.,
  4.875%, 2010 ..............................           121,000               120,072
DBS Capital Funding Corp.,
  7.657% to 2011, FRN to 2049 (a) ...........           170,000               188,097
HBOS Capital Funding LP, 6.071% to 2014,
  FRN to 2049 (a) ...........................           100,000               103,323
J.P. Morgan Chase & Co., 5.125%, 2014 .......           215,000               212,831
Mizuho Financial Group, Inc.,
  5.79%, 2014 (a) ...........................           103,000               106,407
Nordea Bank AB, 5.424% to 2015,
  FRN to 2049 (a) ...........................           100,000                99,128
Popular North America, Inc., 4.25%, 2008 ....           211,000               206,951
RBS Capital Trust II, 6.425% to 2034,
  FRN to 2049 ...............................           161,000               168,961
Socgen Real Estate LLC, 7.64% to 2007,
  FRN to 2049 (a) ...........................           361,000               375,600
UFJ Finance Aruba AEC, 6.75%, 2013 ..........            45,000                49,134
UniCredito Italiano Capital Trust II,
  9.2% to 2010, FRN to 2049 (a) .............           208,000               240,915
Wachovia Corp., 5.25%, 2014 .................           343,000               343,455
Wells Fargo National Bank, 4.75%, 2015 ......           315,000               306,421
                                                                         ------------
                                                                         $  3,617,473
                                                                         ------------
BROADCAST & CABLE TV -- 0.4%
Cox Communications, Inc., 4.625%, 2013 ......        $  159,000          $    148,122
TCI Communications Financing III,
  9.65%, 2027 ...............................           425,000               459,895
Time Warner Entertainment Co. LP,
  10.15%, 2012 ..............................             1,000                 1,218
Time Warner Entertainment Co., LP, 8.375%,
  2033 ......................................            75,000                88,594
                                                                         ------------
                                                                         $    697,829
                                                                         ------------
BROKERAGE & ASSET MANAGERS -- 0.6%
Ameriprise Financial, Inc., 5.35%, 2010 .....        $  113,000          $    113,774
Goldman Sachs Group, Inc., 5.7%, 2012 .......           247,000               254,083
Lehman Brothers Holdings, Inc.,
  8.25%, 2007 ...............................           334,000               349,178
Merrill Lynch & Co., Inc., 5.45%, 2014 ......           127,000               129,075
Morgan Stanley Group, Inc., 6.75%, 2011 .....           156,000               167,938
Morgan Stanley Group, Inc., 4.75%, 2014 .....            78,000                74,807
                                                                         ------------
                                                                         $  1,088,855
                                                                         ------------
BUILDING -- 0.1%
CRH America, Inc., 6.95%, 2012 ..............        $  208,000          $    226,310
                                                                         ------------
CHEMICALS -- 0.1%
Dow Chemical Co., 5.75%, 2008 ...............        $  162,000          $    166,186
Dow Chemical Co., 6%, 2012 ..................            15,000                15,765
                                                                         ------------
                                                                         $    181,951
                                                                         ------------
CONGLOMERATES -- 0.1%
Kennametal, Inc., 7.2%, 2012 ................        $  211,000          $    229,054
Tyco International Group S.A.,
  6.75%, 2011 ...............................            40,000                42,056
                                                                         ------------
                                                                         $    271,110
                                                                         ------------
CONSUMER GOODS & SERVICES -- 0.1%
Cendant Corp., 6.875%, 2006 .................        $  147,000          $    148,509
                                                                         ------------
DEFENSE ELECTRONICS -- 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (a) ..        $  133,000          $    130,333
Raytheon Co., 6.15%, 2008 ...................           114,000               118,312
                                                                         ------------
                                                                         $    248,645
                                                                         ------------
EMERGING MARKET QUASI-SOVEREIGN -- 0%
Pemex Project Funding Master Trust,
  8.625%, 2022 ..............................        $   39,000          $     48,068
                                                                         ------------
EMERGING MARKET SOVEREIGN -- 0.2%
State of Israel, 4.625%, 2013 ...............        $  112,000          $    108,291
United Mexican States, 6.625%, 2015 .........           138,000               151,110
United Mexican States, 6.375%, 2013 .........            76,000                80,750
                                                                         ------------
                                                                         $    340,151
                                                                         ------------
ENERGY -- INDEPENDENT -- 0.1%
Devon Financing Corp. U.L.C.,
  6.875%, 2011 ..............................        $  142,000          $    155,325
                                                                         ------------
ENERGY -- INTEGRATED -- 0%
Amerada Hess Corp., 7.3%, 2031 ..............        $   62,000          $     71,752
                                                                         ------------
ENTERTAINMENT -- 0.1%
Walt Disney Co., 6.75%, 2006 ................        $   69,000          $     69,329
Walt Disney Co., 6.375%, 2012 ...............           156,000               165,004
                                                                         ------------
                                                                         $    234,333
                                                                         ------------
FINANCIAL INSTITUTIONS -- 0.1%
General Electric Capital Corp.,
  8.75%, 2007 ...............................        $  130,000          $    136,797
HSBC Finance Corp., 5.25%, 2011 .............           145,000               145,074
                                                                         ------------
                                                                         $    281,871
                                                                         ------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.2%
Cadbury Schweppes PLC,
  5.125%, 2013 (a) ..........................        $  270,000          $    268,487
Kraft Foods, Inc., 6.25%, 2012 ..............           142,000               149,802
                                                                         ------------
                                                                         $    418,289
                                                                         ------------
FOREST & PAPER PRODUCTS -- 0.2%
MeadWestvaco Corp., 6.8%, 2032 ..............        $   69,000          $     68,918
Weyerhaeuser Co., 6.75%, 2012 ...............           254,000               269,593
                                                                         ------------
                                                                         $    338,511
                                                                         ------------
INSURANCE -- 0.5%
AIG SunAmerica Institutional Funding II,
  5.75%, 2009 ...............................        $  441,000          $    451,390
Genworth Financial, Inc., 5.75%, 2014 .......            40,000                41,749
ING Group N.V., 5.775% to 2015,
  FRN to 2049 ...............................           323,000               327,361
MetLife, Inc., 6.5%, 2032 ...................            48,000                53,049
                                                                         ------------
                                                                         $    873,549
                                                                         ------------
INSURANCE -- PROPERTY & CASUALTY -- 0.4%
ACE INA Holdings, Inc., 5.875%, 2014 ........        $  151,000          $    156,200
Allstate Corp., 6.125%, 2032 ................           185,000               194,198
Fund American Cos., Inc., 5.875%, 2013 ......           117,000               118,060
St. Paul Travelers Cos., Inc., 5.5%, 2015 ...           112,000               112,806
Travelers Property Casualty Corp.,
  6.375%, 2033 ..............................            84,000                89,449
                                                                         ------------
                                                                         $    670,713
                                                                         ------------
INTERNATIONAL MARKET QUASI-SOVEREIGN -- 0.1%
Hydro-Quebec, 6.3%, 2011 ....................        $  262,000          $    279,478
                                                                         ------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.1%
HCA, Inc., 8.75%, 2010 ......................        $   40,000          $     44,240
HCA, Inc., 6.95%, 2012 ......................           139,000               144,177
                                                                         ------------
                                                                         $    188,417
                                                                         ------------
METALS & MINING -- 0%
Alcan, Inc., 5%, 2015 .......................        $   83,000          $     80,513
                                                                         ------------
MORTGAGE BACKED -- 14.4%
Fannie Mae, 5.722%, 2009 ....................        $  415,000          $    420,851
Fannie Mae, 4.01%, 2013 .....................            19,354                18,227
Fannie Mae, 4.63%, 2014 .....................            47,828                46,546
Fannie Mae, 4.518%, 2014 ....................           176,548               171,194
Fannie Mae, 4.846%, 2014 ....................            72,958                72,186
Fannie Mae, 4.925%, 2015 ....................           269,057               267,410
Fannie Mae, 5.5%, 2016 - 2035 ...............         9,845,660             9,788,012
Fannie Mae, 6%, 2016 - 2035 .................         3,081,304             3,123,789
Fannie Mae, 4.5%, 2018 - 2035 ...............         1,188,446             1,148,762
Fannie Mae, 5%, 2018 - 2035 .................         2,302,463             2,265,364
Fannie Mae, 6.5%, 2028 - 2034 ...............         1,309,816             1,346,857
Fannie Mae, 7.5%, 2031 ......................            41,402                43,373
Freddie Mac, 6%, 2016 - 2034 ................         1,641,423             1,663,641
Freddie Mac, 5%, 2017 - 2035 ................         2,201,226             2,143,554
Freddie Mac, 4.5%, 2018 - 2035 ..............         1,157,307             1,122,741
Freddie Mac, 5.5%, 2019 - 2035 ..............         1,853,907             1,844,644
Freddie Mac, 6.5%, 2034 .....................           288,140               295,312
Ginnie Mae, 6.5%, 2028 ......................           198,805               208,036
Ginnie Mae, 4.5%, 2033 - 2034 ...............           179,900               172,043
Ginnie Mae, 6%, 2033 - 2034 .................           615,205               630,436
Ginnie Mae, 5.5%, 2033 - 2035 ...............           991,770               999,446
Ginnie Mae, 5%, 2034 ........................           151,221               149,415
                                                                         ------------
                                                                         $ 27,941,839
                                                                         ------------
NATURAL GAS -- PIPELINE -- 0.2%
CenterPoint Energy Resources Corp.,
  7.875%, 2013 ..............................        $   82,000          $     93,774
Kinder Morgan Energy Partners LP,
  6.75%, 2011 ...............................           165,000               175,739
Kinder Morgan Energy Partners LP,
  7.75%, 2032 ...............................           117,000               139,634
                                                                         ------------
                                                                         $    409,147
                                                                         ------------
NETWORK & TELECOM -- 0.8%
BellSouth Corp., 6.55%, 2034 ................        $  146,000          $    155,514
Deutsche Telekom International Finance B.V.,
  8.25%, 2030 ...............................           191,000               242,927
France Telecom S.A., 7.75%, 2011 ............            53,000                59,198
PCCW-HKTC Capital II Ltd., 6%, 2013 (a) .....           150,000               153,217
SBC Communications, Inc., 5.1%, 2014 ........           226,000               220,775
SBC Communications, Inc., 6.15%, 2034 .......            35,000                35,156
Telecom Italia Capital, 5.25%, 2013 .........            60,000                58,876
Telecom Italia Capital, 6%, 2034 ............            97,000                93,445
Telecomunicaciones de Puerto Rico, Inc.,
  6.65%, 2006 ...............................           270,000               271,508
Verizon New York, Inc., 6.875%, 2012 ........           286,000               298,135
                                                                         ------------
                                                                         $  1,588,751
                                                                         ------------
OIL SERVICES -- 0%
Halliburton Co., 5.5%, 2010 .................        $   50,000          $     51,068
                                                                         ------------
OILS -- 0.1%
Valero Energy Corp., 6.875%, 2012 ...........        $  111,000          $    120,949
                                                                         ------------
PHARMACEUTICALS -- 0.1%
Wyeth, 5.25%, 2013 ..........................        $  123,000          $    124,693
                                                                         ------------
POLLUTION CONTROL -- 0.1%
Waste Management, Inc., 7.375%, 2010 ........        $  134,000          $    145,831
                                                                         ------------
RAILROAD & SHIPPING -- 0.1%
CSX Corp., 6.75%, 2011 ......................        $   35,000          $     37,507
Union Pacific Corp., 6.125%, 2012 ...........            50,000                52,597
Union Pacific Corp., 5.375%, 2014 ...........           110,000               111,254
                                                                         ------------
                                                                         $    201,358
                                                                         ------------
REAL ESTATE -- 0.4%
Boston Properties, Inc., 5%, 2015 ...........        $   42,000          $     40,449
EOP Operating LP, 6.8%, 2009 ................            29,000                30,322
HRPT Properties Trust, 6.25%, 2016 ..........           115,000               117,189
Simon Property Group LP, 5.1%, 2015 .........           193,000               186,661
Vornado Realty Trust, 5.625%, 2007 ..........           383,000               385,679
                                                                         ------------
                                                                         $    760,300
                                                                         ------------
RETAILERS -- 0.1%
Wal-Mart Stores, Inc., 5.25%, 2035 ..........        $  144,000          $    139,777
                                                                         ------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
AT&T Wireless Services, Inc., 7.35%, 2006 ...        $  107,000          $    107,451
Cingular Wireless LLC, 6.5%, 2011 ...........            35,000                37,453
Sprint Capital Corp., 6.875%, 2028 ..........           106,000               115,825
                                                                         ------------
                                                                         $    260,729
                                                                         ------------
U.S. GOVERNMENT AGENCIES -- 4.6%
Aid-Egypt, 4.45%, 2015 ......................        $  152,000          $    148,943
Fannie Mae, 3.25%, 2006 .....................           100,000                99,196
Fannie Mae, 3%, 2007 ........................           244,000               239,135
Fannie Mae, 5.25%, 2007 .....................           397,000               399,323
Fannie Mae, 6.625%, 2009 - 2010 .............         3,428,000             3,699,650
Fannie Mae, 6%, 2011 ........................           165,000               174,510
Fannie Mae, 4.625%, 2014 ....................           250,000               247,054
Federal Home Loan Bank, 3.25%, 2006 .........           315,000               312,672
Federal Home Loan Bank, 3.75%, 2006 .........           940,000               933,641
Federal Home Loan Bank, 3.9%, 2008 ..........            40,000                39,334
Freddie Mac, 3.75%, 2006 ....................         1,405,000             1,393,317
Freddie Mac, 4.125%, 2009 ...................            50,000                48,947
Small Business Administration,
  4.35%, 2023 ...............................            45,857                44,223
Small Business Administration,
  4.77%, 2024 ...............................           113,446               111,837
Small Business Administration,
  4.99%, 2024 ...............................           149,235               148,870
Small Business Administration,
  5.18%, 2024 ...............................           184,735               186,125
Small Business Administration,
  5.52%, 2024 ...............................           260,177               266,297
Small Business Administration,
  4.95%, 2025 ...............................           113,351               112,887
Small Business Administration,
  5.09%, 2025 ...............................           136,000               136,081
Small Business Administration,
  5.39%, 2025 ...............................           106,000               107,590
                                                                         ------------
                                                                         $  8,849,632
                                                                         ------------
U.S. TREASURY OBLIGATIONS -- 9.3%
U.S. Treasury Bonds, 10.375%, 2012 ..........        $  140,000          $    154,722
U.S. Treasury Bonds, 9.875%, 2015 ...........           175,000               250,018
U.S. Treasury Bonds, 8%, 2021 ...............            37,000                50,975
U.S. Treasury Bonds, 6.25%, 2023 ............         3,050,000             3,642,130
U.S. Treasury Bonds, 5.375%, 2031 ...........         1,067,000             1,198,541
U.S. Treasury Notes, 7%, 2006 ...............           695,000               704,203
U.S. Treasury Notes, 4.375%, 2007 ...........           146,000               145,880
U.S. Treasury Notes, 4.75%, 2008 ............           942,000               951,052
U.S. Treasury Notes, 5.5%, 2008 .............         1,426,000             1,457,918
U.S. Treasury Notes, 5.625%, 2008 ...........         2,004,000             2,058,641
U.S. Treasury Notes, 4%, 2009 ...............            23,000                22,721
U.S. Treasury Notes, 6.5%, 2010 .............         3,105,000             3,349,398
U.S. Treasury Notes, 3.875%, 2013 ...........           199,000               192,882
U.S. Treasury Notes, 4.75%, 2014 ............           150,000               153,650
U.S. Treasury Notes, 4.125%, 2015 ...........           192,000               187,793
U.S. Treasury Notes, 4.25%, 2015 ............         1,376,000             1,358,208
U.S. Treasury Notes, TIPS, 4.25%, 2010 ......           791,982               858,558
U.S. Treasury Notes, TIPS, 3%, 2012 .........         1,236,249             1,307,140
                                                                         ------------
                                                                         $ 18,044,430
                                                                         ------------
UTILITIES -- ELECTRIC POWER -- 1.3%
Dominion Resources, Inc., 5.15%, 2015 .......        $  141,000          $    136,604
DTE Energy Co., 7.05%, 2011 .................           122,000               131,456
Duke Capital Corp., 8%, 2019 ................           113,000               134,871
Exelon Generation Co. LLC, 6.95%, 2011 ......            77,000                83,024
FirstEnergy Corp., 6.45%, 2011 ..............           209,000               221,539
MidAmerican Energy Holdings Co.,
  5.875%, 2012 ..............................            61,000                62,974
MidAmerican Energy Holdings Co.,
  3.5%, 2008 ................................           118,000               113,852
MidAmerican Funding LLC, 6.927%, 2029 .......           454,000               507,985
Niagara Mohawk Power Corp.,
  7.75%, 2006 ...............................             1,000                 1,011
Northeast Utilities, 8.58%, 2006 ............            54,240                54,955
Oncor Electric Delivery Co., 7%, 2022 .......           202,000               224,518
Pacific Gas & Electric Co., 4.8%, 2014 ......           125,000               121,816
PSEG Power LLC, 8.625%, 2031 ................            91,000               119,744
PSEG Power LLC, 6.95%, 2012 .................            71,000                76,944
System Energy Resources, Inc.,
  5.129%, 2014 (a) ..........................           104,272               100,594
TXU Energy Co., 7%, 2013 ....................            37,000                39,430
Waterford 3 Funding Corp., 8.09%, 2017 ......           337,724               358,903
                                                                         ------------
                                                                         $  2,490,220
                                                                         ------------
    Total Bonds (Identified Cost, $78,117,682).................          $ 78,220,619
                                                                         ------------
SHORT-TERM OBLIGATION -- 0.8%
General Electric Capital Corp.,
  4.2%, due 1/03/06,
  at Amortized Cost(y) ......................        $1,534,000          $  1,533,642
                                                                         ------------
    Total Investments
      (Identified Cost, $182,124,691) (k) .....................          $194,327,259
                                                                         ------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.1)% ..................................              (230,872)
                                                                         ------------
    Net Assets -- 100.0% ......................................          $194,096,387
                                                                         ============

PORTFOLIO FOOTNOTES:
(a) SEC Rule 144A restriction.
(n) Non-income producing security.
(d) Non-income producing security - in default.
(y) The rate shown represents an annualized yield at time of purchase.
(k) As of December 31, 2005, the High Yield Variable Account had eight securites representing $0 of net assets that were fair valued in accordance with the policies adopted by the Board of Managers.
(k) As of December 31, 2005, the Total Return Variable Account had one security representing $14,689 and less than 0.1% of net assets that was fair valued in accordance with the policies adopted by the Board of Managers.
(i) Interest only security for which the variable account receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(f) All or a portion of the security has been segregated as collateral for an open futures contract.
(p) Payment-in-kind security.
(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(r) Restricted securities (excluding 144A issues) are not registered under the
    Securities Act of 1933 and are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The High-Yield Variable Account holds the following restricted security:

                                                                                           Current           Total
                                                     Acquisition       Acquisition         Market            % of
    Security                                             Date              Cost             Value         Net Assets
   Airplane Pass-Through Trust, "D", 10.875%, 2019     3/13/96           $740,775            $0              0.0%

The following abbreviations are used in the Portfolio of Investments and are defined:

ADR     American Depository Receipt
FRN     Floating rate note. The interest rate is the rate in effect as of period end.
GDR     Global Depository Receipt
STRIPS  Separate trading of Registered Interest and Principal of Securities.
TIPS    Treasury Inflation Protected Security

INSURERS

MBIA    MBIA Insurance Corp.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S.
dollars unless otherwise indicated. A list of abbreviations is shown below.

AUD     Australian Dollar       GBP     British Pound
CAD     Canadian Dollar         JPY     Japanese Yen
CHF     Swiss Franc             NOK     Norwegian Krone
DKK     Danish Krone            NZD     New Zealand Dollar
EUR     Euro                    SEK     Swedish Krona

                      See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  -- December 31, 2005
(000 Omitted)

                                                    Capital     Global
                                                   Apprecia-    Govern-     Government      High      Money        Total
                                                      tion       ments      Securities     Yield      Market       Return
                                                    Variable    Variable     Variable     Variable    Variable    Variable
                                                    Account     Account      Account      Account     Account      Account
                                                    --------    --------     --------    --------     --------    --------
Assets:
  Investments --
    Investments, cost ...........................   $250,750    $ 10,351     $ 91,565    $ 64,497     $ 57,159    $182,125
    Unrealized appreciation (depreciation) ......      7,943        (226)         293      (1,354)        --        12,202
                                                    --------    --------     --------    --------     --------    --------
      Total investments, at value ...............   $258,693    $ 10,125     $ 91,858    $ 63,143     $ 57,159    $194,327
  Cash ..........................................      3,554           2            1         507            0*          8
  Receivable for forward foreign currency
    exchange contracts ..........................       --            64         --             0*        --          --
  Receivable for forward currency exchange
   contracts subject to master netting agreements       --          --           --             0*        --          --
  Receivable for daily variation margin on open
    futures contracts ...........................       --          --              3        --           --          --
  Receivable for investments sold ...............        845        --           --            65         --             3
  Receivable for units sold .....................         46        --             59          11            3         128
  Interest and dividends receivable .............        149         122        1,001                   1,1156       1,061
  Receivable from Investment Adviser ............       --            27         --          --           --          --
  Receivable from Sponsor .......................          6        --              7           4         --             7
  Other assets ..................................          4        --              2          1             0*          2
                                                    --------    --------     --------    --------     --------    --------
      Total assets ..............................   $263,297    $ 10,340     $ 92,931    $ 64,846     $ 57,168    $195,536
                                                    ========    ========     ========    ========     ========    ========
Liabilities:
  Payable for forward foreign currency exchange
    contracts ...................................   $   --      $     22     $   --      $     10     $   --      $   --
  Payable for forward currency exchange contracts
   subject to master netting agreements .........       --             1         --          --           --          --
  Payable for investments purchased .............      3,813        --           --            76         --           925
  Payable for units surrendered .................        461          35          206          45          108         445
  Payable to affiliates --
    Investment Adviser ..........................         11           0*           3          22            8
    Administrative services fee .................          0*          0*           0*          0*           0*          0*
    Sponsor .....................................       --             0*        --          --              3        --
  Accrued expenses and other liabilities ........         55          56           50          57           32          62
                                                    --------    --------     --------    --------     --------    --------
      Total liabilities .........................   $  4,340    $    114     $    259    $    190     $    145    $  1,440
                                                    --------    --------     --------    --------     --------    --------
        Net assets ..............................   $258,957    $ 10,226     $ 92,672    $ 64,656     $ 57,023    $194,096
                                                    ========    ========     ========    ========     ========    ========
* Amount was less than $500.
                                                                  See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2005 -- continued (000
Omitted except for unit values)

                                                                          Capital   Global    Govern-
                                                                         Apprecia-  Govern-     ment     High     Money     Total
                                                                           tion      ments   Securities  Yield    Market   Return
                                                                 Unit    Variable   Variable  Variable  Variable Variable  Variable
                                                        Unit    Value     Account   Account   Account   Account   Account  Account
                                                       ------  --------  ---------  --------  --------  --------  ------- ---------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2 .........................................   3,018   $55.446   $167,341
  Compass 3 .........................................     237    36.524      8,641
  Compass 3 - Level 2 ...............................   5,248    15.226     79,909
Global Governments Variable Account --
  Compass 2 .........................................     116   $24.865               $2,881
  Compass 3 .........................................      26    24.209                  636
  Compass 3 - Level 2 ...............................     468    14.221                6,648
Government Securities Variable Account --
  Compass 2 .........................................   1,852   $37.679                        $69,764
  Compass 3 .........................................      69    26.295                          1,821
  Compass 3 - Level 2 ...............................   1,280    15.421                         19,736
High Yield Variable Account --
  Compass 2 .........................................   1,323   $36.840                                  $48,739
  Compass 3 .........................................      47    27.043                                    1,263
  Compass 3 - Level 2 ...............................     937    14.495                                   13,583
Money Market Variable Account --
  Compass 2 .........................................   1,128   $20.331                                           $22,944
  Compass 3 .........................................     218    16.638                                             3,631
  Compass 3 - Level 2 ...............................   2,384    12.491                                            29,785
Total Return Variable Account --
  Compass 2 .........................................   1,349   $46.459                                                    $ 62,709
  Compass 3 .........................................     217    45.236                                                       9,820
  Compass 3 - Level 2 ...............................   5,462    21.903                                                     119,637
                                                                          --------   -------   -------   -------  -------  --------
Net assets applicable to owners of deferred contracts .................    255,891    10,165    91,321    63,585   56,360   192,166

Reserve for variable annuities --
    Compass 2 Contracts ...............................................      2,753        17     1,307     1,026      508     1,268
    Compass 3 Contracts ...............................................          1        37        --         1       16        45
    Compass 3 - Level 2 Contracts .....................................        312         7        44        44      139       617
                                                                          --------   -------   -------   -------  -------  --------
      Net assets ......................................................   $258,957   $10,226   $92,672   $64,656  $57,023  $194,096
                                                                          ========   =======   =======   =======  =======  ========

                                                        See notes to financial statements.

STATEMENTS OF OPERATIONS  -- Year Ended December 31, 2005
(000 Omitted)
                                                     Capital      Global    Government     High        Money      Total
                                                  Appreciation Governments  Securities    Yield        Market     Return
                                                    Variable     Variable    Variable    Variable     Variable   Variable
                                                     Account     Account     Account     Account       Account    Account
                                                    --------    --------     --------    --------     --------    --------
Net investment income (loss):
  Income --
    Interest ....................................   $    386    $    399     $  5,011    $  5,357     $  1,912    $  3,993
    Dividends ...................................      2,508        --           --            37         --         2,525
                                                    --------    --------     --------    --------     --------    --------
      Total investment income ...................   $  2,894    $    399     $  5,011    $  5,394     $  1,912    $  6,518
                                                    --------    --------     --------    --------     --------    --------
  Expenses --
    Mortality and expense risk charges ..........   $  3,478    $    139     $  1,246    $    851     $    714    $  2,447
    Management fee ..............................      2,076          85          545         491          287       1,496
    Boards of Managers fees .....................         29           1           13           7            8          23
    Distribution fee ............................         17           1            3           2            4          17
    Administrative services fee .................         49           2           17          12           10          35
    Custodian fee ...............................        108          34           43          44           23          80
    Printing ....................................         43           9           24          24           21          28
    Auditing fees ...............................         35          44           40          45           21          47
    Legal fees ..................................         16           7            8           8           10           8
    Miscellaneous ...............................         31          11           12          12           18          24
                                                    --------    --------     --------    --------     --------    --------
      Total expenses ............................   $  5,882    $    333     $  1,951    $  1,496     $  1,116    $  4,205
    Fees paid indirectly ........................        (12)         (0)*         (7)         (3)          (1)         (7)
    Reduction of expenses by Investment Adviser .       --           (51)        --          --           --          --
                                                    --------    --------     --------    --------     --------    --------
      Net expenses ..............................   $  5,870    $    282     $  1,944    $  1,493     $  1,115    $  4,198
                                                    --------    --------     --------    --------     --------    --------
      Net investment income (loss) ..............   $ (2,976)   $    117     $  3,067    $  3,901     $    797    $  2,320
                                                    --------    --------     --------    --------     --------    --------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
    Investment transactions .....................   $ 34,408    $    375     $   (341)   $     18     $      0*   $ 10,297
    Futures contracts ...........................       --            (1)          58        --           --          --
    Foreign currency transactions ...............         (9)       (302)        --           121         --             5
                                                    --------    --------     --------    --------     --------    --------

    Net realized gain (loss) on investments and
      foreign currency transactions .............   $ 34,399    $     72     $   (283)   $    139     $      0*   $ 10,302
                                                    --------    --------     --------    --------     --------    --------
Change in unrealized appreciation (depreciation) --
  Investments ...................................   $(33,082)   $ (1,266)    $ (1,919)   $ (3,725)         $--    $ (9,601)
  Futures contracts .............................       --          --             66        --           --          --
  Translation of assets and liabilities in
    foreign currencies ..........................         (5)         38         --            60         --           (12)
                                                    --------    --------     --------    --------     --------    --------
    Net unrealized gain (loss) on
      investments and foreign currency
      translation ...............................   $(33,087)   $ (1,228)    $ (1,853)   $ (3,665)         $--    $ (9,613)
                                                    --------    --------     --------    --------     --------    --------
    Net realized and unrealized gain
      (loss) on investments and foreign
      currency ..................................   $  1,312    $ (1,156)    $ (2,136)   $ (3,526)    $      0*   $    689
                                                    --------    --------     --------    --------     --------    --------
Change in net assets from operations ............   $ (1,664)   $ (1,039)    $    931    $    375     $    797    $  3,009
                                                    ========    ========     ========    ========     ========    ========
* Amount less than $500.
                                                  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                    Capital Appreciation     Global Governments     Government Securities
                                                      Variable Account        Variable Account         Variable Account
                                                   ----------------------   --------------------     ----------------------
                                                   Year Ended December 31,  Year Ended December 31,  Year Ended December 31,
                                                   ----------------------   --------------------     ----------------------
                                                      2005        2004         2005        2004         2005        2004
                                                    --------    --------     --------    --------     --------    --------
Change in net assets:
From operations:
    Net investment income (loss) ................   $ (2,976)   $ (2,078)    $    117    $    113     $  3,067    $  3,252
    Net realized gain (loss) on investments
      and foreign currency transactions .........     34,399      16,588           72       1,023         (283)      1,187
    Net unrealized gain (loss) on investments
      and foreign currency translation ..........    (33,087)     12,496       (1,228)       (227)      (1,853)     (1,846)
                                                    --------    --------     --------    --------     --------    --------
      Change in net assets from operations ......   $ (1,664)   $ 27,006     $ (1,039)   $    909     $    931    $  2,593
                                                    --------    --------     --------    --------     --------    --------
Participant transactions:
  Accumulation activity:
    Purchase payments received ..................   $  5,857    $  7,120     $    366    $    375     $  2,303    $  1,762
    Net transfers between variable and fixed
      accumulation accounts .....................       (294)     (2,841)         977        (604)         821      (4,683)
    Withdrawals, surrenders, annuitizations,
      and contract charges ......................    (48,945)    (41,093)      (2,169)     (1,777)     (15,664)    (12,905)
                                                    --------    --------     --------    --------     --------    --------
      Net accumulation activity .................   $(43,382)   $(36,814)    $   (826)   $ (2,006)    $(12,540)   $(15,826)
                                                    --------    --------     --------    --------     --------    --------
Annuitization activity:
  Annuitizations ................................   $    167    $    261     $      3    $      0*    $    151    $     (5)
  Annuity payments and contract charges .........       (425)       (513)          (6)         (6)        (249)       (308)
  Net transfers among accounts for annuity
    reserves ....................................        (14)       --           --          --              5         (87)
  Adjustments to annuity reserves ...............         53         (44)           0*          0*          15         (13)
                                                    --------    --------     --------    --------     --------    --------
    Net annuitization activity ..................   $   (219)   $   (296)    $     (3)   $     (6)    $    (78)   $   (413)
                                                    --------    --------     --------    --------     --------    --------
  Change in net assets from participant
    transactions ................................   $(43,601)   $(37,110)    $   (829)   $ (2,012)    $(12,618)   $(16,239)
                                                    --------    --------     --------    --------     --------    --------
    Total change in net assets ..................   $(45,265)   $(10,104)    $ (1,868)   $ (1,103)    $(11,687)   $(13,646)
Net assets:
  At beginning of period ........................    304,222     314,326       12,094      13,197      104,359     118,005
                                                    --------    --------     --------    --------     --------    --------
  At end of period ..............................   $258,957    $304,222     $ 10,226    $ 12,094     $ 92,672    $104,359
                                                    ========    ========     ========    ========     ========    ========

* Amount less than $500.
                                             See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS  -- continued
(000 Omitted)

                                                         High Yield             Money Market             Total  Return
                                                      Variable Account        Variable Account          Variable Account
                                                   ----------------------   --------------------     ----------------------
                                                   Year Ended December 31,  Year Ended December 31,  Year Ended December 31,
                                                   ----------------------   --------------------     ----------------------
                                                      2005        2004         2005        2004         2005        2004
                                                    --------    --------     --------    --------     --------    --------


Change in net assets:
From operations:
    Net investment income (loss) ................   $  3,901    $  4,654     $    797    $   (269)    $  2,320    $  2,485
    Net realized gain (loss) on investments
      and foreign currency transactions .........        139      (1,716)           0*       --         10,302      13,823
    Net unrealized gain (loss) on investments
      and foreign currency translation ..........     (3,665)      2,313         --          --         (9,613)      2,965
                                                    --------    --------     --------    --------     --------    --------
      Change in net assets from operations ......   $    375    $  5,251     $    797    $   (269)    $  3,009    $ 19,273
                                                    --------    --------     --------    --------     --------    --------
Participant transactions:
  Accumulation activity:
    Purchase payments received ..................   $  1,227    $    999     $  1,798    $  1,576     $  5,339    $  5,581
    Net transfers between variable and fixed
      accumulation accounts .....................        (42)    (22,124)      35,078      22,089       14,789       4,317
    Withdrawals, surrenders, annuitizations,
      and contract charges ......................    (12,450)     (9,829)     (30,896)    (11,007)     (35,779)    (29,151)
                                                    --------    --------     --------    --------     --------    --------
      Net accumulation activity .................   $(11,265)   $(30,954)    $  5,980    $ 12,658     $(15,651)   $(19,253)
                                                    --------    --------     --------    --------     --------    --------
Annuitization activity:
  Annuitizations ................................   $     21    $    100     $     57    $     96     $    125    $    102
  Annuity payments and contract charges .........       (169)       (207)        (156)       (179)        (426)       (432)
  Net transfers among accounts for annuity
    reserves ....................................       --          --            156          82            5           4
  Adjustments to annuity reserves ...............        (74)         77           12         (19)         (44)         49
                                                    --------    --------     --------    --------     --------    --------
    Net annuitization activity ..................   $   (222)   $    (30)    $     69    $    (20)    $   (340)   $   (277)
                                                    --------    --------     --------    --------     --------    --------
  Change in net assets from participant
    transactions ................................   $(11,487)   $(30,984)    $  6,049    $ 12,638     $(15,991)   $(19,530)
                                                    --------    --------     --------    --------     --------    --------
    Total change in net assets ..................   $(11,112)   $(25,733)    $  6,846    $ 12,369     $(12,982)   $   (257)
Net assets:
  At beginning of period ........................     75,768     101,501       50,177      37,808      207,078     207,335
                                                    --------    --------     --------    --------     --------    --------
  At end of period ..............................   $ 64,656    $ 75,768     $ 57,023    $ 50,177     $194,096    $207,078
                                                    ========    ========     ========    ========     ========    ========

                                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the variable accounts' financial performance for the past
5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable accounts' unit class held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                               Capital Appreciation Variable Account
                                            ------------------------------------------------------------------------
                                                                           Compass 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   55.625    $   50.814       $   39.859       $   59.446    $   80.578
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.580    $    0.744       $    0.402       $    0.369    $    0.598
  Expenses ..............................       (1.179)       (1.109)          (0.951)          (1.002)       (1.401)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $   (0.599)   $   (0.365)      $   (0.549)      $   (0.633)   $   (0.803)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................        0.420         5.176           11.504          (18.954)      (20.329)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $   (0.179)   $    4.811       $   10.955       $  (19.587)   $   21.132)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   55.446    $   55.625       $   50.814       $   39.859    $   59.446
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k)(s) ...............        (0.32)         9.47(b)         27.48(j)        (32.95)       (26.22)
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.16          2.14             2.12             2.12          0.79(m)
  Net investment income .................        (1.08)        (0.70)           (1.20)           (1.36)        (1.19)(m)
Portfolio turnover (%) ..................          130            65              104               80           123
Number of units outstanding at end of
  period (000 Omitted) ..................        3,018         3,544            4,040            4,521         5,340

                                                               Capital Appreciation Variable Account
                                            ------------------------------------------------------------------------
                                                                           Compass 3
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   36.678    $   33.539       $   26.334       $   39.314    $   53.342
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.370    $    0.458       $    0.260       $    0.240    $    0.417
  Expenses ..............................       (0.795)       (0.753)          (0.648)          (0.688)       (1.025)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $   (0.425)   $   (0.295)      $   (0.388)      $   (0.448)   $   (0.608)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................        0.271         3.434            7.593          (12.532)      (13.420)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $   (0.154)   $    3.139       $    7.205       $  (12.980)   $  (14.028)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   36.524    $   36.678       $   33.539       $   26.334    $   39.314
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k)(s) ...............        (0.42)         9.36(b)         27.36(j)        (33.02)       (26.30)
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.26          2.24             2.22             2.22          0.79(m)
  Net investment income .................        (1.20)        (0.87)           (1.31)           (1.42)        (1.19)(m)
Portfolio turnover (%) ..................          130            65              104               80           123
Number of units outstanding at end of period
  (000 Omitted) .........................          237           413              621              812           999

FINANCIAL HIGHLIGHTS  -- continued

                                                               Capital Appreciation Variable Account
                                            ------------------------------------------------------------------------
                                                                       Compass 3 - Level 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   15.267    $   13.940       $   10.929       $   16.292    $   22.072
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.158    $    0.205       $    0.109       $    0.100    $    0.154
  Expenses ..............................       (0.316)       (0.297)          (0.254)          (0.260)       (0.357)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $   (0.158)   $   (0.092)      $   (0.145)      $   (0.160)   $   (0.203)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................        0.117         1.419            3.156           (5.203)       (5.577)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $   (0.041)   $    1.327       $    3.011       $   (5.363)   $   (5.780)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   15.226    $   15.267       $   13.940       $   10.929    $   16.292
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k)(s) ...............        (0.27)         9.52(b)         27.55(j)        (32.92)       (26.19)
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.11          2.09             2.07             2.07          0.79(m)
  Net investment income .................        (1.05)        (0.65)           (1.17)           (1.32)        (1.19)(m)
Portfolio turnover (%) ..................          130            65              104               80           123
Number of units outstanding at end of period
  (000 Omitted) .........................        5,248         5,798            6,086            6,148         6,705

(d) Per unit data are based on average number of units outstanding during each year.

(m) Excluding mortality and expense risk charges and distribution expense charges.

(f) Ratios do not reflect reductions from fees paid indirectly.

(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(j) The accounts' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non- recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.900, $0.594, and $0.247 per unit for
    Compass 2, Compass 3, and Compass 3 - Level 2, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net ass et value per unit, the Compass 2, Compass 3, and
    Compass 3 - Level 2 total return per unit value for the year ended December 31, 2003 would have been lower by approximately 2.24%, 2.24%, and 2.25%, respectively.

(b) The accounts' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administ rative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.039, $0.026, and $0.010 per unit for Compass
    2, Compass 3, and Compass 3 - Level 2, resp ectively, based on units outstanding on the day the proceeds were recorded.

(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.
                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights tables are intended to help you understand the variable accounts' financial performance for the past
5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable accounts' unit class held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                               Global Governments Variable Account
                                            ------------------------------------------------------------------------
                                                                           Compass 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   27.240    $   25.169       $   22.125       $   18.653    $   19.378
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.925    $    0.872       $    0.877       $    0.861    $    0.946
  Expenses ..............................       (0.651)       (0.633)          (0.584)          (0.486)       (0.500)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.274    $    0.239       $    0.293       $    0.375    $    0.446
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................       (2.649)        1.832            2.751            3.097        (1.171)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $   (2.375)   $    2.071       $    3.044       $    3.472    $   (0.725)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   24.865    $   27.240       $   25.169       $   22.125    $   18.653
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (r)(k) ...............        (8.72)         8.23            13.76            18.61         (3.74)
Ratios (%) (to average net assets):
  Expenses before expense reductions (f)          2.95          2.67             2.47             2.44          1.39(m)
  Expenses after expense reductions (f) .         2.50          2.50             2.47             2.50(e)       1.28(m)
  Net investment income .................         1.04          0.94             1.23             1.73          2.23(m)
Portfolio turnover (%) ..................          144           128              130              126            72
Number of units outstanding at end of
  period (000 Omitted) ..................          116           128              161              160           134

                                                               Global Governments Variable Account
                                            ------------------------------------------------------------------------
                                                                           Compass 3
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------

Per unit data: (d)
  Net asset value -- beginning of period    $   26.561    $   24.578       $   21.638       $   18.269    $   19.007
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.949    $    0.883       $    0.869       $    0.846    $    1.063
  Expenses ..............................       (0.688)       (0.662)          (0.600)          (0.511)       (0.579)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.261    $    0.221       $    0.269       $    0.335    $    0.484
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................       (2.613)        1.762            2.671            3.034        (1.222)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $   (2.352)   $    1.983       $    2.940       $    3.369    $   (0.738)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   24.209    $   26.561       $   24.578       $   21.638    $   18.269
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (r)(k) ...............        (8.85)         8.07            13.59            18.44         (3.88)
Ratios (%) (to average net assets):
  Expenses before expense reductions (f)          3.10          2.82             2.62             2.56          1.39(m)
  Expenses after expense reductions (f) .         2.65          2.65             2.62             2.65(e)       1.28(m)
  Net investment income .................         0.97          0.85             1.15             1.77          2.23(m)
Portfolio turnover (%) ..................          144           128              130              126            72
Number of units outstanding at end of
  period (000 Omitted) ..................           26            28               41               58            68

FINANCIAL HIGHLIGHTS  -- continued

                                                               Global Governments Variable Account
                                            ------------------------------------------------------------------------
                                                                       Compass 3 - Level 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   15.580    $   14.396       $   12.655       $   10.669    $   11.083
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.526    $    0.497       $    0.494       $    0.499    $    0.520
  Expenses ..............................       (0.371)       (0.361)          (0.331)          (0.281)       (0.274)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.155    $    0.136       $    0.163       $    0.218    $    0.246
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................       (1.514)        1.048            1.578            1.768        (0.660)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $   (1.359)   $    1.184       $    1.741       $    1.986    $   (0.414)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   14.221    $   15.580       $   14.396       $   12.655    $   10.669
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (r)(k) ...............        (8.72)         8.23            13.76            18.61         (3.74)
Ratios (%) (to average net assets):
  Expenses before expense reductions (f)          2.95          2.67             2.47             2.42          1.40(m)
  Expenses after expense reductions (f) .         2.50          2.50             2.47             2.50(e)       1.28(m)
  Net investment income .................         1.04          0.94             1.21             1.70          2.23(m)
Portfolio turnover (%) ..................          144           128              130              126            72
Number of units outstanding at end of
  period (000 Omitted) ..................          468           500              559              568           574

(d) Per unit data are based on average number of units outstanding during each year.

(r) Certain expenses have been reduced without which performance would have been lower.

(m) Excluding mortality and expense risk charges and distribution expense charges.

(f) Ratios do not reflect reductions from fees paid indirectly.

(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agre ement.

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights tables are intended to help you understand the variable accounts' financial performance for the past
5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable accounts' unit class held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                               Government Securities Variable Account
                                            ------------------------------------------------------------------------
                                                                           Compass 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   37.338    $   36.470       $   36.124       $   33.448    $   31.520
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    1.936    $    1.834       $    1.482       $    1.862    $    2.183
  Expenses ..............................       (0.752)       (0.726)          (0.711)          (0.677)       (0.661)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    1.184    $    1.108       $    0.771       $    1.185    $    1.522
  Net realized and unrealized gain (loss)
    on investments
    and foreign currency transactions ...       (0.843)       (0.240)          (0.425)           1.491         0.406
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.341    $    0.868       $    0.346       $    2.676    $    1.928
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   37.679    $   37.338       $   36.470       $   36.124    $   33.448
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k) ..................         0.91          2.38             0.96             8.00          6.12
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.01          1.97             1.95             1.94          0.66(m)
  Net investment income .................         3.09          2.96             2.08             3.19          4.42(m)
Portfolio turnover (%) ..................           69            89              138              139            89
Number of units outstanding at end of
  period (000 Omitted) ..................        1,852         2,125            2,447            2,759         3,043

                                                                Government Securities Variable Account
                                            ------------------------------------------------------------------------
                                                                           Compass 3
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   26.082    $   25.501       $   25.284       $   23.434    $   22.105
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    1.316    $    1.244       $    1.045       $    1.300    $    1.590
  Expenses ..............................       (0.543)       (0.525)          (0.514)          (0.495)       (0.510)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.773    $    0.719       $    0.531       $    0.805    $    1.080
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................       (0.560)       (0.138)          (0.314)           1.045         0.249
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.213    $    0.581       $    0.217       $    1.850    $    1.329
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   26.295    $   26.082       $   25.501       $   25.284    $   23.434
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k) ..................         0.82          2.28             0.86             7.89          6.01
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.11          2.07             2.05             2.04          0.66(m)
  Net investment income .................         2.96          2.82             2.08             3.36          4.42(m)
Portfolio turnover (%) ..................           69            89              138              139            89
Number of units outstanding at end of
  period (000 Omitted) ..................           69           100              147              205           254

FINANCIAL HIGHLIGHTS  -- continued

                                                               Government Securities Variable Account
                                            ------------------------------------------------------------------------
                                                                      Compass 3 - Level 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   15.274    $   14.912       $   14.763       $   13.663    $   12.868
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.781    $    0.742       $    0.597       $    0.732    $    0.826
  Expenses ..............................       (0.299)       (0.289)          (0.282)          (0.267)       (0.248)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.482    $    0.453       $    0.315       $    0.465    $    0.578
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................       (0.335)       (0.091)          (0.166)           0.635         0.217
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.147    $    0.362       $    0.149       $    1.100    $    0.795
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   15.421    $   15.274       $   14.912       $   14.763    $   13.663
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k) ..................         0.96          2.43             1.01             8.05          6.17
Ratios (%) (to average net assets):
  Expenses (f) ..........................         1.96          1.92             1.90             1.89          0.66(m)
  Net investment income .................         3.12          2.99             2.10             3.17          4.42(m)
Portfolio turnover (%) ..................           69            89              138              139            89
Number of units outstanding at end of
  period (000 Omitted) ..................        1,280         1,377            1,562            1,692         1,617

(d) Per unit data are based on average number of units outstanding during each year.

(m) Excluding mortality and expense risk charges and distribution expense charges.

(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(f) Ratios do not reflect reductions from fees paid indirectly.

                                                 See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights tables are intended to help you understand the variable accounts' financial performance for the past
5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable accounts' unit class held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                               High Yield Variable Account
                                            ------------------------------------------------------------------------
                                                                           Compass 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   36.669    $   34.056       $   28.505       $   28.969    $   29.882
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    2.959    $    2.857       $    2.769       $    3.015    $    3.684
  Expenses ..............................       (0.820)       (0.770)          (0.689)          (0.617)       (0.699)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    2.139    $    2.087       $    2.080       $    2.398    $    2.985
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................       (1.968)        0.526            3.471           (2.862)       (3.898)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.171    $    2.613       $    5.551       $   (0.464)   $   (0.913)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   36.840    $   36.669       $   34.056       $   28.505    $   28.969
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k)(s) ...............         0.47          7.67            19.47            (1.60)        (3.05)
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.25          2.21             2.20             2.18          0.90(m)
  Net investment income .................         5.76          5.91             6.53             7.84          9.16(m)
Portfolio turnover (%) ..................           53            81              164              172           103
Number of units outstanding at end of
  period (000 Omitted) ..................        1,323         1,601            1,827            2,069         2,328

                                                               High Yield Variable Account
                                            ------------------------------------------------------------------------
                                                                           Compass 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   26.943    $   25.048       $   20.986       $   21.349    $   22.043
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    2.118    $    2.021       $    1.964       $    2.141    $    3.188
  Expenses ..............................       (0.620)       (0.576)          (0.514)          (0.469)       (0.643)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    1.498    $    1.445       $    1.450       $    1.672    $    2.545
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................       (1.398)        0.450            2.612           (2.035)       (3.239)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.100    $    1.895       $    4.062       $   (0.363)   $   (0.694)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   27.043    $   26.943       $   25.048       $   20.986    $   21.349
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k)(s) ...............         0.37          7.57            19.35            (1.70)        (3.15)
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.35          2.31             2.30             2.28          0.90(m)
  Net investment income .................         5.64          5.75             6.41             8.45          9.16(m)
Portfolio turnover (%) ..................           53            81              164              172           103
Number of units outstanding at end of
  period (000 Omitted) ..................           47            67              115              178           231

FINANCIAL HIGHLIGHTS  -- continued

                                                               High Yield Variable Account
                                            ------------------------------------------------------------------------
                                                                       Compass 3 - Level 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   14.421    $   13.386       $   11.199       $   11.376    $   11.728
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    1.142    $    1.019       $    1.161       $    1.220    $    0.784
  Expenses ..............................       (0.312)       (0.275)          (0.286)          (0.257)       (0.151)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.830    $    0.744       $    0.875       $    0.963    $    0.633
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................       (0.756)        0.291            1.312           (1.140)       (0.985)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.074    $    1.035       $    2.187       $   (0.177)   $   (0.352)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   14.495    $   14.421       $   13.386       $   11.199    $   11.376
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k)(s) ...............         0.52          7.73            19.53            (1.55)        (3.01)
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.20          2.16             2.15             2.13          0.90(m)
  Net investment income .................         5.81          5.77             6.57             6.08          9.16(m)
Portfolio turnover (%) ..................           53            81              164              172           103
Number of units outstanding at end of
  period (000 Omitted) ..................          937           971            2,631            2,684         1,131

(d) Per unit data are based on average number of units outstanding during each year.

(m) Excluding mortality and expense risk charges and distribution expense charges.

(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lo wer.
(f) Ratios do not reflect reductions from fees paid indirectly.

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights tables are intended to help you understand the variable accounts' financial performance for the past
5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable accounts' unit class held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.


                                                               Money Market Variable Account
                                            ------------------------------------------------------------------------
                                                                         Compass 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   20.073    $   20.188       $   20.322       $   20.341    $   19.862
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.661    $    0.281       $    0.247       $    0.382    $    0.950
  Expenses ..............................       (0.403)       (0.396)          (0.381)          (0.401)       (0.471)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.258    $   (0.115)      $   (0.134)      $   (0.019)   $    0.479
  Net realized and unrealized gain (loss)
      on investments ....................       (0.000)(w)      --               --               --            --
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.258    $   (0.115)      $   (0.134)      $   (0.019)   $    0.479
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   20.331    $   20.073       $   20.188       $   20.322    $   20.341
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k) ..................         1.29         (0.57)           (0.66)           (0.09)         2.41
Ratios (%) (to average net assets):
  Expenses (f) ..........................         1.99          1.96             1.87             1.96          0.65(m)
  Net investment income (loss) ..........         1.38         (0.56)           (0.63)           (0.12)         2.51(m)
Number of units outstanding at end of
  period (000 Omitted) ..................        1,128         1,009            1,172            1,626         1,986

                                                               Money Market Variable Account
                                            ------------------------------------------------------------------------
                                                                         Compass 3
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   16.443    $   16.553       $   16.680       $   16.712    $   16.334
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.539    $    0.229       $    0.198       $    0.318    $    0.784
  Expenses ..............................       (0.344)       (0.339)          (0.325)          (0.350)       (0.406)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.195    $   (0.110)      $   (0.127)      $   (0.032)   $    0.378
  Net realized and unrealized gain (loss)
      on investments ....................       (0.000)(w)      --               --               --            --
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.195    $   (0.110)      $   (0.127)      $   (0.032)   $    0.378
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   16.638    $   16.443       $   16.553       $   16.680    $   16.712
                                            ==========    ==========       ==========       ==========    ==========
   Total Return (%) (k) .................         1.19         (0.67)           (0.76)           (0.19)         2.31
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.09          2.06             1.97             2.06          0.65(m)
  Net investment income (loss) ..........         1.42         (0.71)           (0.74)           (0.14)         2.51(m)
Number of units outstanding at end of
  period (000 Omitted) ..................          218            97              155              186           222

FINANCIAL HIGHLIGHTS  -- continued

                                                               Money Market Variable Account
                                            ------------------------------------------------------------------------
                                                                      Compass 3 - Level 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   12.326    $   12.390       $   12.466       $   12.472    $   12.172
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.405    $    0.181       $    0.131       $    0.223    $    0.710
  Expenses ..............................       (0.240)       (0.245)          (0.207)          (0.229)       (0.410)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.165    $   (0.064)      $   (0.076)      $   (0.006)   $    0.300
  Net realized and unrealized gain (loss)
      on investments ....................       (0.000)(w)      --               --               --            --
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.165    $   (0.064)      $   (0.076)      $   (0.006)   $    0.300
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   12.491    $   12.326       $   12.390       $   12.466    $   12.472
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k) ..................         1.34         (0.52)           (0.61)           (0.04)         2.46
Ratios (%) (to average net assets):
  Expenses (f) ..........................         1.94          1.91             1.82             1.91          0.65(m)
  Net investment income (loss) ..........         1.39         (0.48)           (0.61)           (0.01)         2.51(m)
Number of units outstanding at end of
  period (000 Omitted) ..................        2,384         2,259              896            1,113         2,835

(d) Per unit data are based on average number of units outstanding during each year per share.

(m) Excluding mortality and expense risk charges and distribution expense charges.

(f) Ratios do not reflect reductions from fees paid indirectly.

(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(w) Per unit amount was less than $0.001.

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights tables are intended to help you understand the variable accounts' financial performance for the past
5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable accounts' unit class held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                               Total Return Variable Account
                                            ------------------------------------------------------------------------
                                                                         Compass 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   45.729    $   41.571       $   35.950       $   38.562    $   39.126
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    1.521    $    1.450       $    1.237       $    1.407    $    1.513
  Expenses ..............................       (0.970)       (0.905)          (0.800)          (0.777)       (0.830)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.551    $    0.545       $    0.437       $    0.630    $    0.683
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................        0.179         3.613            5.184           (3.242)       (1.247)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.730    $    4.158       $    5.621       $   (2.612)   $   (0.564)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   46.459    $   45.729       $   41.571       $   35.950    $   38.562
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k)(s) ...............         1.60         10.00(b)         15.64            (6.77)        (1.44)
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.12          2.11             2.10             2.08          0.85(m)
  Net investment income .................         1.18          1.25             1.13             1.43          1.67(m)
Portfolio turnover (%) ..................           49            64               62               76           104
Number of units outstanding at end of
  period (000 Omitted) ..................        1,349         1,511            1,688            1,871         2,080

                                                               Total Return Variable Account
                                            ------------------------------------------------------------------------
                                                                         Compass 3
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   44.592    $   40.597       $   35.160       $   37.771    $   38.380
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    1.450    $    1.375       $    1.200       $    1.360    $    1.599
  Expenses ..............................       (1.019)       (0.929)          (0.823)          (0.804)       (0.939)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.431    $    0.446       $    0.377       $    0.556    $    0.660
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................        0.213         3.549            5.060           (3.167)       (1.269)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.644    $    3.995       $    5.437       $   (2.611)   $   (0.609)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   45.236    $   44.592       $   40.597       $   35.160    $   37.771
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k)(s) ...............         1.45          9.84(b)         15.46            (6.91)        (1.59)
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.27          2.26             2.25             2.23          0.85(m)
  Net investment income .................         0.97          1.07             1.01             1.61          1.67(m)
Portfolio turnover (%) ..................           49            64               62               76           104
Number of units outstanding at end of
  period (000 Omitted) ..................          217           315              453              634           838

FINANCIAL HIGHLIGHTS  -- continued

                                                               Total Return Variable Account
                                            ------------------------------------------------------------------------
                                                                      Compass 3 - Level 2
                                            ------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                            ------------------------------------------------------------------------
                                               2005          2004             2003             2002         2001
                                            ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
  Net asset value -- beginning of period    $   21.559    $   19.599       $   16.949       $   18.180    $   18.446
                                            ----------    ----------       ----------       ----------    ----------
  Investment income .....................   $    0.710    $    0.676       $    0.575       $    0.658    $    0.687
  Expenses ..............................       (0.457)       (0.425)          (0.376)          (0.367)       (0.382)
                                            ----------    ----------       ----------       ----------    ----------
      Net investment income .............   $    0.253    $    0.251       $    0.199       $    0.291    $    0.305
  Net realized and unrealized gain (loss
    on investments and foreign currency
    transactions ........................        0.091         1.709            2.451           (1.522)       (0.571)
                                            ----------    ----------       ----------       ----------    ----------
  Change in unit value ..................   $    0.344    $    1.960       $    2.650       $   (1.231)   $   (0.266)
                                            ----------    ----------       ----------       ----------    ----------

  Unit value:
  Net asset value -- end of period ......   $   21.903    $   21.559       $   19.599       $   16.949    $   18.180
                                            ==========    ==========       ==========       ==========    ==========
  Total Return (%) (k)(s) ...............         1.60         10.00(b)         15.64            (6.77)        (1.44)
Ratios (%) (to average net assets):
  Expenses (f) ..........................         2.12          2.11             2.10             2.08          0.85(m)
  Net investment income .................         1.17          1.24             1.11             1.55          1.67(m)
Portfolio turnover (%) ..................           49            64               62               76           104
Number of units outstanding at end of
  period (000 Omitted) ..................        5,462         5,646            5,946            6,236         6,537

(d) Per unit data are based on average number of units outstanding during each year.

(m) Excluding mortality and expense risk charges and distribution expense charges.

(f) Ratios do not reflect reductions from fees paid indirectly.

(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(b) The account's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per unit based on the units outstanding on the day the proceeds were recorded.

(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

                                           See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. The variable accounts operate as open-end management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The High Yield Variable Account can invest up to 100% of its portfolio in high- yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account and Total Return Variable Account can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations - Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The variable accounts' use of amortized cost is subject to the variable accounts' compliance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day, equity securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques which take into account factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short- term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Managers. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the variable account's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the variable account may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the variable account's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Repurchase Agreements - Each variable account may enter into repurchase agreements with institutions that the variable accounts' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the variable accounts to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the variable accounts under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities - Certain variable accounts invest in inflation-adjusted debt securities issued by the U.S. Treasury. The variable account may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk - Certain variable accounts may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the variable accounts use derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include purchased options and forward foreign currency exchange contracts for the Global Governments Variable Account, futures contracts for the Government Securities Variable Account, and forward foreign currency exchange contracts for the High Yield Variable Account.

Purchased Options - Certain variable accounts may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the variable account's exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Futures Contracts - Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the variable accounts are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable accounts each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable accounts. Upon entering into such contracts, the variable accounts bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the variable accounts may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The variable accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the variable accounts may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The variable accounts may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the variable accounts may enter into contracts with the intent of changing the relative exposure of the variable accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. For the Money Market Variable Account, all premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The variable accounts may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the variable accounts. The Capital Appreciation Variable Account was a participant in a class-action lawsuit against Cendant Corporation. On March 19, 2004 the Capital Appreciation Variable Account received the remaining cash settlement in the amount of $622,626, recorded as a realized gain on investment transactions.

Fees Paid Indirectly - The variable accounts' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable account. During the year ended December 31, 2005 each variable accounts' custodian fees were reduced under this arrangement. Certain variable accounts have entered into a commission recapture agreement, under which certain brokers will credit the variable accounts a portion of the commissions generated, to offset certain expenses of the variable accounts. For the year ended December 31, 2005, the variable accounts' custodian expenses were reduced under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                       Capital        Global       Government        High           Money          Total
                                    Appreciation    Governments    Securities        Yield         Market         Return
                                      Variable       Variable       Variable       Variable       Variable       Variable
                                       Account        Account        Account        Account        Account        Account
------------------------------------------------------------------------------------------------------------------------------
Balance credits ...................    $6,934          $320          $6,512         $2,582          $917          $3,684
Commission recapture credits ......     5,149           --             --               48           --            2,831

Federal Income Taxes - The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

(3) CONTRACT CHARGES
The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid to the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates between February 1, 1987 and December 31, 1998 have been calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 have been calculated using the Annuity Mortality 2000 table. Annuity reserves for contracts in the current payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) TRANSACTIONS WITH AFFILIATES
Investment Adviser - Each variable account has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rate based on a percentage of each account's average daily net assets:

                                            Annual Rate of Management Fee   Annual Rate of Management Fee
                                                   Based on Average                Based on Average               Effective
                                                   Daily Net Assets                Daily Net Assets              Management
                                              Not Exceeding $300 Million      In Excess of $300 Million             Fees
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account .....             0.75%                            0.675%                      0.75%
Global Governments Variable Account .......             0.75%                            0.675%                      0.75%
Government Securities Variable Account ....             0.55%                            0.495%                      0.55%
High Yield Variable Account ...............             0.675%(a)                        0.675%(a)                   0.73%
Money Market Variable Account .............             0.50%(b)                         0.50%(b)                    0.50%
Total Return Variable Account .............             0.75%                            0.675%                      0.75%

(a) High Yield Variable Account: The management fee is 0.675% for one year starting September 1, 2005. Prior to September 1, 2005 the management fee was 0.75% of the first $300 million of average daily net assets and 0.675% in excess of $300 million of average daily net assets.
(b) The management fee for the Money Market Variable Account is reduced to 0.45% of the average daily net assets in excess of $500 million.

The Investment Adviser has contractually agreed to pay certain variable accounts' operating expenses, exclusive of taxes, extraordinary expenses, brokerage and transaction costs, mortality and expense risk charges, distribution expense risk charges, and contract maintenance charges, such that operating expenses do not exceed 1.25% annually of the average daily net assets of each variable account. For the year ended December 31, 2005 the reduction for the Global Governments Variable Account amounted to $50,605 and is reflected as a reduction of total expenses in the Statement of Operations.

Administrator - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain variable accounts for which MFS acts as investment adviser. Under an administrative services agreement, the variable accounts may partially reimburse MFS the costs incurred to provide these services, subject to review and approval by the Board of Managers. Each variable account is allocated a portion of these administrative costs based on its size and relative average net assets.

The administrative services fee incurred for the year ended December 31, 2005 was equivalent to the following annual effective rate of the variable accounts' average daily net assets:

                                            Capital        Global       Government        High           Money          Total
                                         Appreciation    Governments    Securities        Yield         Market         Return
                                           Variable       Variable       Variable       Variable       Variable       Variable
                                            Account        Account        Account        Account        Account        Account
-----------------------------------------------------------------------------------------------------------------------------------
Percent of average daily net assets ....    0.0176%        0.0176%        0.0176%        0.0176%        0.0179%        0.0177%
                                            ======         ======         ======         ======         ======         ======

Managers' and Officers' Compensation - Each variable account pays compensation to Independent Managers in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. Each variable account does not pay compensation directly to officers or members of the Board of Managers who are affiliated with the Investment Adviser or the Sponsor. Certain officers and Managers of the variable accounts are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Other - These variable accounts and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2005, the fees paid to Tarantino LLC were as follows:

              Capital Appreciation Variable Account ....  $1,329
              Global Governments Variable Account ......      54
              Government Securities Variable Account ...     475
              High Yield Variable Account ..............     297
              Money Market Variable Account ............     274
              Total Return Variable Account ............     957

The variable accounts' Investment Adviser, MFS, was the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. As a result, proceeds in the amount of $227,161 for the Capital Appreciation Variable Account were accrued on July 28, 2004 and paid to the account on February 16, 2005.

(6) PORTFOLIO SECURITIES
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                                                             Purchases                  Sales
--------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account ........             $344,209,358             $385,121,297
Global Governments Variable Account ..........               10,400,599               12,026,787
Government Securities Variable Account .......                1,726,742                1,740,455
High Yield Variable Account ..................               33,947,961               42,342,324
Total Return Variable Account ................               64,603,774               79,162,051

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                            Purchases                  Sales
--------------------------------------------------------------------------------------------------
Global Governments Variable Account ..........             $  4,486,862             $  4,280,566
Government Securities Variable Account .......               64,725,545               73,411,865
Total Return Variable Account ................               31,601,279               27,704,707

Purchase and sales of investments for Money Market Variable Account, which consist solely of short-term obligations, amounted to $781,113,628 and $777,947,943, respectively, excluding repurchase agreements.

(7) PARTICIPANT TRANSACTIONS
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                                  Year Ended December 31, 2005 (000 Omitted)
                                           ----------------------------------------------------------------------------------------
                                                           Transfers
                                                            Between
                                                            Variable       Withdrawals,
                                                            Accounts        Surrenders,                           Net
                                            Purchase       and Fixed      Annuitizations,         Net         Annuitiza-     Net
                                            Payments      Accumulation      and Contract      Accumulation       tion      Increase
                                            Received        Account           Charges           Activity       Activity   (Decrease)
                                           -----------  ----------------  ----------------  ----------------     -----     --------
                                           Units Dollars   Units   Dollars   Units    Dollars    Units  Dollars   Dollars  Dollars
                                           ----- -------   -----   -------   -----    -------    -----  -------   -------  -------
Capital Appreciation
  Variable Account
Compass 2 Contracts .....................    35   $1,936     (21)   $(1,091)    (540)  $(29,700)   (526) $(28,855) $(212) $(29,067)
Compass 3 Contracts .....................    38    1,358    (152)    (5,445)     (62)    (2,250)   (176)   (6,337)     0*   (6,337)
Compass 3 - Level 2 Contracts ...........   171    2,563     412      6,242   (1,133)   (16,995)   (550)   (8,190)    (7)   (8,197)
                                                  ------            -------            --------          --------  -----  --------
                                                  $5,857              $(294)           $(48,945)         $(43,382) $(219) $(43,601)
                                                  ======            =======            ========          ========  =====  ========
Global Governments
 Variable Account
Compass 2 Contracts .....................     1      $29      12       $324      (25)     $(653)    (12)    $(300)    $1     $(299)
Compass 3 Contracts .....................     4      103       0*         7       (6)      (157)     (2)      (47)    (3)      (50)
Compass 3 - Level 2 Contracts ...........    16      234      43        646      (91)    (1,359)    (32)     (479)    (1)     (480)
                                                  ------            -------            --------          --------  -----  --------
                                                    $366               $977             $(2,169)            $(826)   $(3)    $(829)
                                                  ======            =======            ========          ========  =====  ========
Government Securities Variable Account
Compass 2 Contracts .....................    31   $1,174       7       $275     (311)  $(11,710)   (273) $(10,261)  $(68) $(10,329)
Compass 3 Contracts .....................    13      341     (29)      (746)     (15)      (383)    (31)     (788)    --      (788)
Compass 3 - Level 2 Contracts ...........    51      788      84      1,292     (232)    (3,571)    (97)   (1,491)   (10)   (1,501)
                                                  ------            -------            --------          --------  -----  --------
                                                  $2,303               $821            $(15,664)         $(12,540)  $(78) $(12,618)
                                                  ======            =======            ========          ========  =====  ========
High Yield Variable Account
Compass 2 Contracts .....................    18     $671     (27)   $(1,007)    (269)   $(9,848)   (278) $(10,184) $(200) $(10,384)
Compass 3 Contracts .....................     9      250     (15)      (416)     (14)      (371)    (20)     (537)    (8)     (545)
Compass 3 - Level 2 Contracts ...........    21      306     100      1,381     (155)    (2,231)    (34)     (544)   (14)     (558)
                                                  ------            -------            --------          --------  -----  --------
                                                  $1,227               $(42)           $(12,450)         $(11,265) $(222) $(11,487)
                                                  ======            =======            ========          ========  =====  ========
Money Market Variable Account
Compass 2 Contracts .....................    12     $326     349     $7,007     (242)   $(4,879)    119    $2,454     $9    $2,463
Compass 3 Contracts .....................    33      568     142      2,330      (54)      (884)    121     2,014      4     2,018
Compass 3 - Level 2 Contracts ...........    71      904   2,082     25,741   (2,028)   (25,133)    125     1,512     56     1,568
                                                  ------            -------            --------          --------  -----  --------
                                                  $1,798            $35,078            $(30,896)           $5,980    $69    $6,049
                                                  ======            =======            ========          ========  =====  ========
Total Return Variable Account
Compass 2 Contracts .....................    11     $557     104     $4,770     (277)  $(12,683)   (162)  $(7,356) $(135)  $(7,491)
Compass 3 Contracts .....................    31    1,416     (84)    (3,724)     (45)    (2,024)    (98)   (4,332)   (86)   (4,418)
Compass 3 - Level 2 Contracts ...........   156    3,366     635     13,743     (975)   (21,072)   (184)   (3,963)  (119)   (4,082)
                                                  ------            -------            --------          --------  -----  --------
                                                  $5,339            $14,789            $(35,779)         $(15,651) $(340) $(15,991)
                                                  ======            =======            ========          ========  =====  ========
* Less than 500.
On July 18, 2005, $41,059,121 was transferred to the Money Market Variable Account from the Managed Sectors Variable Account as a result of its termination.

                                                                Year Ended December 31, 2004 (000 Omitted)
                                       --------------------------------------------------------------------------------------------
                                                           Transfers
                                                            Between
                                                            Variable       Withdrawals,
                                                            Accounts        Surrenders,                           Net
                                            Purchase       and Fixed      Annuitizations,         Net         Annuitiza-     Net
                                            Payments      Accumulation      and Contract      Accumulation       tion      Increase
                                            Received        Account           Charges           Activity       Activity   (Decrease)
                                           -----------  ----------------  ----------------  ----------------     -----     --------
                                           Units Dollars   Units   Dollars   Units    Dollars    Units  Dollars   Dollars  Dollars
                                           ----- -------   -----   -------   -----    -------    -----  -------   -------  -------

Capital Appreciation Variable Account
Compass 2 Contracts .....................    38   $1,960     (30)   $(1,561)    (504)  $(26,042)   (496) $(25,643) $(264) $(25,907)
Compass 3 Contracts .....................    72    2,460    (201)    (6,881)     (79)    (2,675)   (208)   (7,096)     1    (7,095)
Compass 3 - Level 2 Contracts ...........   190    2,700     393      5,601     (871)   (12,376)   (288)   (4,075)   (33)   (4,108)
                                                  ------            -------            --------          --------  -----  --------
                                                  $7,120            $(2,841)           $(41,093)         $(36,814) $(296) $(37,110)
                                                  ======            =======            ========          ========  =====  ========
Global Governments Variable Account
Compass 2 Contracts .....................     2      $45     (16)     $(379)     (19)     $(487)    (33)    $(821)   $(2)    $(823)
Compass 3 Contracts .....................     5      130     (15)      (380)      (3)       (78)    (13)     (328)    (3)     (331)
Compass 3 - Level 2 Contracts ...........    14      200      11        155      (84)    (1,212)    (59)     (857)    (1)     (858)
                                                  ------            -------            --------          --------  -----  --------
                                                    $375              $(604)            $(1,777)          $(2,006)   $(6)  $(2,012)
                                                  ======            =======            ========          ========  =====  ========
Government Securities Variable Account
Compass 2 Contracts .....................    21     $777    (100)   $(3,640)    (243)   $(8,929)   (322) $(11,792) $(382) $(12,174)
Compass 3 Contracts .....................    18      461     (44)    (1,132)     (21)      (559)    (47)   (1,230)    --    (1,230)
Compass 3 - Level 2 Contracts ...........    35      524       6         89     (226)    (3,417)   (185)   (2,804)   (31)   (2,835)
                                                  ------            -------            --------          --------  -----  --------
                                                  $1,762            $(4,683)           $(12,905)         $(15,826) $(413) $(16,239)
                                                  ======            =======            ========          ========  =====  ========
High Yield Variable Account
Compass 2 Contracts .....................    11     $378     (31)   $(1,003)    (206)   $(7,129)   (226)  $(7,754)  $(49)  $(7,803)
Compass 3 Contracts .....................    12      301     (48)    (1,217)     (12)      (289)    (48)   (1,205)   (0)*   (1,205)
Compass 3 - Level 2 Contracts ...........    24      320  (1,507)   (19,904)    (177)    (2,411) (1,660)  (21,995)    19   (21,976)
                                                  ------            -------            --------          --------  -----  --------
                                                    $999           $(22,124)            $(9,829)         $(30,954)  $(30) $(30,984)
                                                  ======            =======            ========          ========  =====  ========
Money Market Variable Account
Compass 2 Contracts .....................    13     $262     125     $2,531     (301)   $(6,058)   (163)  $(3,265)    $13  $(3,252)
Compass 3 Contracts .....................    54      896     (78)    (1,291)     (34)      (556)    (58)     (951)   (10)     (961)
Compass 3 - Level 2 Contracts ...........    34      418   1,685     20,849     (356)    (4,393)  1,363    16,874    (23)   16,851
                                                  ------            -------            --------          --------  -----  --------
                                                  $1,576            $22,089            $(11,007)          $12,658   $(20)  $12,638
                                                  ======            =======            ========          ========  =====  ========
Total Return Variable Account
Compass 2 Contracts .....................    14     $590      54     $2,308     (245)  $(10,438)   (177)  $(7,540) $(149)  $(7,689)
Compass 3 Contracts .....................    52    2,180    (136)    (5,641)     (54)    (2,231)   (138)   (5,692)   (88)   (5,780)
Compass 3 - Level 2 Contracts ...........   139    2,811     379      7,650     (818)   (16,482)   (300)   (6,021)   (40)   (6,061)
                                                  ------            -------            --------          --------  -----  --------
                                                  $5,581             $4,317            $(29,151)         $(19,253) $(277) $(19,530)
                                                  ======            =======            ========          ========  =====  ========
* Less than $500.

(8) LINE OF CREDIT
The variable accounts and other affiliated funds participate in a $1 billion unsecured line of credit provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each variable account, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating variable accounts at the end of each calendar quarter. The commitment fee allocated to each variable account for the year ended December 31, 2005 is included in miscellaneous expense on the Statement of Operations and was as follows:

                                                Commitment fee
--------------------------------------------------------------------
Capital Appreciation Variable Account ........      $1,767
Global Governments Variable Account ..........          67
Government Securities Variable Account .......         626
High Yield Variable Account ..................         418
Money Market Variable Account ................         393
Total Return Variable Account ................       1,313

The variable accounts had no significant borrowings during the year ended December 31, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants in
and the Board of Managers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account and the Board of Directors of Sun Life Insurance Company of Canada:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (the "Variable Accounts") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Variable Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2006

COMPASS VARIABLE ACCOUNTS
MEMBERS OF BOARDS OF MANAGERS AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Members of the Boards of Managers ("Members") and the officers of each Account, as of February 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Member and officer is 500 Boylston Street, Boston, Massachusetts 02116.

-----------------------------------------------------------------------------------------------------------------------------------
                            POSITION(s) HELD     MANAGER/OFFICER OTHER            PRINCIPAL OCCUPATIONS DURING THE PAST
 NAME, DATE OF BIRTH            WITH FUND               SINCE(1)                     FIVE YEARS AND DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED MEMBERS
-----------------------------------------------------------------------------------------------------------------------------------
C. James Prieur(3)              Member                  July 1999              Sun Life Assurance Company of Canada,
(born 04/21/51)                                                                President and Chief Operating Officer
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
David D. Horn(3)                Member                  April 1986             Private investor; Retired; Sun Life Assurance
(born 06/07/41)                                                                Company of Canada, Former Senior Vice
                                                                               President and General Manager for the United States
                                                                               (until 1997)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT MEMBERS
-----------------------------------------------------------------------------------------------------------------------------------
J. Kermit Birchfield            Chairman                May 1997               Consultant; Century Partners, Inc.
(born 01/08/40)                                                                (investments), Managing Director; Displaytech,
                                                                               Inc. (manufacturer of liquid crystal display
                                                                               technology), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Bishop                Member                  May 2001               AutoImmune Inc. (pharmaceutical product
(born 01/13/43)                                                                development), Chairman, President and Chief
                                                                               Executive Officer; Caliper Life Sciences Corp.
                                                                               (laboratory analytical instruments), Director;
                                                                               Millipore Corporation (purification/filtration
                                                                               products), Director; Quintiles Transnational
                                                                               Corp. (contract services to the medical
                                                                               industry), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Frederick H. Dulles             Member                  May 2001               Ten State Street LLP (law firm), Partner;
(born 03/12/42)                                                                McFadden, Pilkington & Ward LLP (solicitors
                                                                               and registered foreign lawyers), Partner
                                                                               (until June 2003); Jackson & Nash, LLP (law
                                                                               firm), Of Counsel (January 2000 to November
                                                                               2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Marcia A. Kean                  Member                  April 2005             Feinstein Kean Healthcare (consulting), Chief
(born 06/30/48)                                                                Executive Officer (since December 2002),
                                                                               Managing Director (January 1991 until May
                                                                               2001); Ardais Corporation (biotech products),
                                                                               Senior Vice President - Commercialization
                                                                               (February 2002 until 2002)
-----------------------------------------------------------------------------------------------------------------------------------
(1) Date first appointed to serve as Member/Trustee/Officer of an MFS/Sun Life Product. Each Member has served continuously since appointment.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of
    Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.

MEMBERS OF BOARDS OF MANAGERS AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- continued

-----------------------------------------------------------------------------------------------------------------------------------
                            POSITION(s) HELD     MANAGER/OFFICER OTHER            PRINCIPAL OCCUPATIONS DURING THE PAST
 NAME, DATE OF BIRTH            WITH FUND               SINCE(1)                     FIVE YEARS AND DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Ronald G. Steinhart             Member                  May 2001               Private investor; Bank One, Texas N.A., Vice
(born 06/15/40)                                                                Chairman and Director (January 2000 to January
                                                                               2001); Bank One Corporation, Officer (until
                                                                               January 2000); Carreker Corporation
                                                                               (consultant and technology provider to
                                                                               financial institutions), Director; Prentiss
                                                                               Properties Trust (real estate investment
                                                                               trust), Director (until January 2006); United
                                                                               Auto Group, Inc. (automotive retailer),
                                                                               Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Haviland Wright                 Member                  May 2001               Hawaii Small Business Development Center,
(born 07/21/48)                                                                Kaua'l Center, Center Director (since March 2002);
                                                                               Displaytech, Inc. (manufacturer of liquid
                                                                               crystal display technology), Chairman and
                                                                               Chief Executive Officer (until March 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MEMBERS EMERITUS
-----------------------------------------------------------------------------------------------------------------------------------
Samuel Adams                    Member Emeritus                                Retired
(aborn 10/19/25)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(4)               President               November 2005          Massachusetts Financial Services Company,
(born 12/01/58)                                                                Executive Vice President and Chief Regulatory
                                                                               Officer (since March 2004); Fidelity
                                                                               Management & Research Company, Vice President
                                                                               (prior to March 2004); Fidelity Group of
                                                                               Funds, President and Treasurer (prior to March
                                                                               2004)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Tracy Atkinson(4)               Treasurer               September 2005         Massachusetts Financial Services Company,
(born 12/30/64)                                                                Senior Vice President (since September 2004);
                                                                               PricewaterhouseCoopers LLP, Partner (prior to
                                                                               September 2004)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Christopher R. Bohane(4)        Assistant Secretary     July 2005              Massachusetts Financial Services Company, Vice
(born 01/18/74)                 and Assistant Clerk                            President and Senior Counsel (since April
                                                                               2003); Kirkpatrick & Lockhart LLP (law firm),
                                                                               Associate (prior to April 2003); Nvest
                                                                               Services Company, Assistant Vice President and
                                                                               Associate Counsel (prior to January 2001)
-----------------------------------------------------------------------------------------------------------------------------------
(1) Date first appointed to serve as Member/Trustee/Officer of an MFS/Sun Life Product. Each Member has served continuously since appointment.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of
    Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.

MEMBERS OF BOARDS OF MANAGERS AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- continued

-----------------------------------------------------------------------------------------------------------------------------------
                            POSITION(s) HELD     MANAGER/OFFICER OTHER            PRINCIPAL OCCUPATIONS DURING THE PAST
 NAME, DATE OF BIRTH            WITH FUND               SINCE(1)                     FIVE YEARS AND DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Ethan D. Corey(4)               Assistant Secretary     July 2005               Massachusetts Financial Services Company,
(born 11/21/63)                 and Assistant Clerk                             Special Counsel (since December 2004);
                                                                                Dechert LLP (law firm), Counsel (prior to
                                                                                December 2004)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(4)           Assistant Treasurer     July 2005               Massachusetts Financial Services Company,
(born 08/10/68)                                                                 Vice President (since June 2005); JP Morgan
                                                                                Investor Services, Vice President (January
                                                                                2001 to June 2005); State Street Bank, Vice
                                                                                President and Corporate Audit Manager (prior
                                                                                to January 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(4)             Assistant Secretary     September 2005          Massachusetts Financial Services Company,
(born 07/10/68)                 and Assistant Clerk                             Vice President and Senior Counsel (since
                                                                                September 2005); John Hancock Advisers, LLC,
                                                                                Vice President and Chief Compliance Officer
                                                                                (September 2004 to August 2005) Senior
                                                                                Attorney (prior to September 2004); John
                                                                                Hancock Group of Funds, Vice President and
                                                                                Chief Compliance Officer (September 2004 to
                                                                                December 2004)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Mark D. Fischer(4)              Assistant Treasurer     July 2005               Massachusetts Financial Services Company,
(born 10/27/70)                                                                 Vice President (since May 2005); JP Morgan
                                                                                Investment Management Company, Vice President
                                                                                (prior to May 2005)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(4)            Assistant Secretary     September 2004          Massachusetts Financial Services Company,
(born 11/11/64)                 and Assistant Clerk                             Vice President, Senior Counsel and Assistant
                                                                                Secretary (since June 2004); Affiliated
                                                                                Managers Group, Inc., Chief Legal
                                                                                Officer/Centralized Compliance Program
                                                                                (January to April 2004); Fidelity Research &
                                                                                Management Company, Assistant General Counsel
                                                                                (prior to January 2004)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(4)               Assistant Treasurer     May 1997                Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President

-----------------------------------------------------------------------------------------------------------------------------------
(1) Date first appointed to serve as Member/Trustee/Officer of an MFS/Sun Life Product. Each Member has served continuously since appointment.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of
    Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.

MEMBERS OF BOARDS OF MANAGERS AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- continued

-----------------------------------------------------------------------------------------------------------------------------------
                            POSITION(s) HELD     MANAGER/OFFICER OTHER            PRINCIPAL OCCUPATIONS DURING THE PAST
 NAME, DATE OF BIRTH            WITH FUND               SINCE(1)                     FIVE YEARS AND DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Susan S. Newton(4)              Assistant Secretary     May 2005                Massachusetts Financial Services Company,
(born 03/07/50)                 and Assistant Clerk                             Senior Vice President and Assistant General
                                                                                Counsel (since April 2005); John Hancock
                                                                                Advisers, LLC, Senior Vice President,
                                                                                Secretary and Chief Legal Officer (prior to
                                                                                April 2005); John Hancock Group of Funds,
                                                                                Senior Vice President, Secretary and Chief
                                                                                Legal Officer (prior to April 2005)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Susan A. Pereira(4)             Assistant Secretary     July 2005               Massachusetts Financial Services Company,
(born 11/05/70)                 and Assistant Clerk                             Vice President and Senior Counsel (since June
                                                                                2004); Bingham McCutchen LLP (law firm),
                                                                                Associate (January 2001 to June 2004); Preti,
                                                                                Flaherty, Beliveau, Pachios & Haley, LLC,
                                                                                Associate (prior to January 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino              Independent Chief       September 2004          Tarantino LLC (provider of compliance
(born 03/07/44)                 Compliance Officer                              services), Principal (since June 2004); CRA
                                                                                Business Strategies Group (consulting
                                                                                services), Executive Vice President (April
                                                                                2003 to June 2004); David L. Babson & Co.
                                                                                (investment adviser), Managing Director,
                                                                                Chief Administrative Officer and Director
                                                                                (February 1997 to March 2003)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost (4)               Assistant Treasurer     April 1992              Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President
-----------------------------------------------------------------------------------------------------------------------------------
(1) Date first appointed to serve as Member/Trustee/Officer of an MFS/Sun Life Product. Each Member has served continuously since appointment.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of
    Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.

The Accounts do not hold annual meetings for the purpose of electing Members, and Members are not elected for fixed terms.
Each Member and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Members currently serve as Members of each Account and have served in that capacity since originally elected or appointed. All of the Members are also Trustees of the MFS Sun/Life Series Trust. The executive officers of the Compass
Variable Accounts hold similar offices for the MFS Sun/Life Series Trust and other funds in the MFS fund complex. Each Member serves as a Trustee or Manager of 34 Accounts/Series.

The Statement of Additional Information contains further information about the Members and is available without charge upon request by calling 1-800-752-7215.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 requires that both the full Board of Managers and a majority of the non-interested ("independent") Managers, voting separately, annually approve the continuation of each Variable Account's investment advisory agreement with Massachusetts Financial Services Company
(MFS) on behalf of the Variable Accounts. The Managers consider matters bearing on the Variable Accounts and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Managers met several times over the course of three months beginning in May and ending in July 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreements for the Variable Accounts. The independent Managers were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Managers were also assisted in this process by the Variable Accounts' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Managers.

In connection with their deliberations, the Managers, including the independent Managers, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each investment advisory agreement was considered separately for each Variable Account, although the Managers also took into account the common interests of all Variable Accounts in their review. As described below, the Managers considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreements and other arrangements with the Variable Accounts.

In connection with their contract review meetings, the Managers received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of each Variable Account for various time periods ended December 31, 2004, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on each Variable Account's advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee "breakpoints" are observed for a Variable Account, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Variable Accounts, (vi) MFS' views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Variable Accounts, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Variable Accounts. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Managers did not independently verify any information provided to them by MFS.

The Managers' conclusion as to the continuation of the investment advisory agreements was based on comprehensive consideration of all information provided to the Managers and not the result of any single factor. Some of the factors that figured particularly in the Managers' deliberations are described below for each Variable Account, while individual Managers may have given different weight to various factors and evaluated the information presented as a whole differently than another Manager. The Managers recognized that the fee arrangements for the Variable Accounts reflect years of review and discussion between the independent Managers and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Managers' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Managers compared each Variable Account's total return investment performance to the performance of peer groups of funds and its Lipper performance universe over the one-, three- and five-year periods. The Managers did not rely on performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Managers took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Variable Accounts whose performance lagged their peer groups, they discussed MFS' efforts to improve such Variable Account's performance. After reviewing this information, the Managers concluded, within the context of their overall conclusions regarding the investment advisory agreements, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of each Variable Account's advisory fee, the Managers considered, among other information, each Variable Account's advisory fee and the total expense ratio as a percentage of average net assets, compared to the advisory fees and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Managers also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Managers considered the generally broader scope of services provided by MFS to the Variable Accounts than those provided to institutional accounts. The Managers also considered the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Variable Accounts, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Variable Accounts are subject, compared to institutional accounts.

The Managers also considered whether a Variable Account is likely to benefit from any economies of scale due to future asset growth. In this regard, the Managers reviewed the adequacy of breakpoints, and considered if breakpoints should be implemented for any Variable Accounts that did not have them.

The Managers also considered information prepared by MFS relating to its costs and profits with respect to each Variable Account and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the Variable Accounts and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Managers concluded that the advisory fees charged to the Variable Accounts represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Managers considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Variable Accounts. The Managers also considered the financial resources of MFS and its affiliation with Sun Life Financial, Inc. The Managers further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Managers also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Variable Accounts by MFS and its affiliates under agreements and plans other than the investment advisory agreements. The Managers also considered the nature, extent and quality of certain other services MFS performs or arranges on the Variable Accounts' behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Managers concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Variable Accounts were satisfactory. The Managers also considered the benefits to MFS from the use of the Variable Accounts' portfolio brokerage commissions to pay for research and other similar services (including MFS' current policy not to use "soft dollars" generated by Variable Account portfolio transactions to pay for third-party research), and various other factors. Additionally, the Managers considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Variable Accounts, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, and the individual Variable Account factors noted below, the Board of Managers, including a majority of the independent Managers, concluded that the investment advisory agreements should be continued for an additional one-year period, commencing September 1, 2005.

CAPITAL APPRECIATION VARIABLE ACCOUNT

The Managers noted the Variable Account's total return performance was in the 24th percentile relative to the other funds in the peer universe for the one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Variable Account was in the 55th percentile for the three-year period and the 60th percentile for the five-year period ended December 31, 2004, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Managers concluded that the Variable Account's performance was satisfactory.

In considering the fees, the Managers noted that MFS currently observes a voluntary expense limitation for the Variable Account, which may not be changed without the Managers' approval. The Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Managers also concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

The Managers noted the Variable Account's total return performance was in the 53rd percentile relative to the other funds in the peer universe for the one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Variable Account was in the 48th percentile for the three-year period and the 54th percentile for the five-year period ended December 31, 2004, relative to the Lipper performance universe. In considering performance, the Managers noted the management team's conservative investment strategy relative to its category peers and the limited number of entrants in the Lipper category. Taking these factors into consideration, the Managers concluded that the Variable Account's performance was adequate.

In considering the fees, the Managers noted that MFS currently observes a voluntary expense limitation for the Variable Account, which may not be changed without the Managers' approval. The Managers noted from the Lipper data that the Variable Account's effective advisory fee rate was lower than, and the total expense ratio was higher than, the median of such fees and expenses of funds in the Lipper expense group. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

The Managers noted the Variable Account's total return performance was in the 41st percentile relative to the other funds in the peer universe for the one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Variable Account was in the 53rd percentile for the three-year period and the 38th percentile for the five-year period ended December 31, 2004, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Managers concluded that the Variable Account's performance was satisfactory.

In considering the fees, the Managers noted that MFS currently observes a voluntary expense limitation for the Variable Account, which may not be changed without the Managers' approval. The Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Managers also concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

HIGH YIELD VARIABLE ACCOUNT

The Managers noted the Variable Account's total return performance was in the 65th percentile relative to the other funds in the peer universe for the one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Variable Account was in the 63rd percentile for the three-year period and the 83rd percentile for the five-year period ended December 31, 2004, relative to the Lipper performance universe. In considering performance, the Managers noted that MFS had changed portfolio management responsibilities for the Variable Account in 2004 and added enhancements to the investment process. Taking these factors into consideration, the Managers concluded that the Variable Account's performance was adequate.

In considering the fees, the Managers noted that MFS currently observes a voluntary expense limitation for the Variable Account, which may not be changed without the Managers' approval. The Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each higher than the median of such fees and expenses of funds in the Lipper expense group. Based on the recommendation of the Contract Review Committee, the Managers noted that MFS agreed to voluntarily reduce its advisory fee to an annual rate of 0.675% of all net assets effective September 1, 2005, through August 31, 2006. The Managers concluded that the reduced fees were reasonable in light of the nature and quality of services provided.

MONEY MARKET VARIABLE ACCOUNT

The Managers noted the Variable Account's total return performance was in the 71st percentile relative to the other funds in the peer universe for the one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Variable Account was in the 70th percentile for the three-year period and the 73rd percentile for the five-year period ended December 31, 2004, relative to the Lipper performance universe. In considering performance, the Managers noted the management team's conservative investment strategy and the very narrow dispersion of returns in the Lipper category. Taking these factors into consideration, the Managers concluded that the Variable Account's performance was adequate.

In considering the fees, the Managers noted that MFS currently observes a voluntary expense limitation for the Variable Account, which may not be changed without the Managers' approval. The Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each higher than the median of such fees and expenses of funds in the Lipper expense group. The Managers also concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

TOTAL RETURN VARIABLE ACCOUNT

The Managers noted the Variable Account's total return performance was in the 7th percentile relative to the other funds in the peer universe for the one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Variable Account was in the 20th percentile for the three-year period and the 8th percentile for the five-year period ended December 31, 2004, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Managers concluded that the Variable Account's performance was satisfactory.

In considering the fees, the Managers noted that MFS currently observes a voluntary expense limitation for the Variable Account, which may not be changed without the Managers' approval. The Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each higher than the median of such fees and expenses of funds in the Lipper expense group. The Managers also concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

A discussion regarding the Board's most recent review and renewal of the accounts' Investment Advisory Agreement with MFS is available by clicking on "Sun Life Annuities" in the "Products and Performance" section of the MFS Web site (mfs.com).

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PROXY VOTING POLICIES AND INFORMATION

A general description of the accounts' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

Information regarding how the accounts voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The accounts will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The accounts' Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549 0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The accounts' Form N-Q is available on the EDGAR database on the Commission's Internet website at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfor@sec.gov or by writing the Public Reference Section at the above address.

Sun Life Financial Distributors Inc.
                                                            COUS-ANN-12/05 26M

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has amended its Code of Ethics to reflect that the Registrant's Principal Financial Officer and Principal Executive Officer have changed.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright are "independent" members of the Audit Committee as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (the "Account"). The tables below set forth the audit fees billed to the Account as well as fees for non-audit services provided to the Account and/or to the Account's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Account ("MFS Related Entities").

For the fiscal years ended December 31, 2005 and 2004, audit fees billed to the Account by Deloitte were as follows:

                                                       Audit Fees
           FEES BILLED BY DELOITTE:                2005           2004
                                                   ----           ----

                Money Market Variable           $20,435        $18,650
                Account

For the fiscal years ended December 31, 2005 and 2004, fees billed by Deloitte for audit-related, tax and other services provided to the Account and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                         Audit-Related Fees(1)             Tax Fees(2)               All Other Fees(3)
  FEES BILLED BY DELOITTE:               2005           2004           2005          2004           2005           2004
                                         ----           ----           ----          ----           ----           ----
       Money Market                             $0             $0            $0             $0             $0            $0
       Variable Account

       To MFS and MFS Related             $841,371     $1,046,170            $0        $67,000       $403,825      $572,500
       Entities of Money Market
       Variable Account*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                              2005                         2004

       To Money Market Variable         $1,680,652                   $2,079,720
       Account, MFS and MFS
       Related Entities#

  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Account (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
  # This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees,"
    including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f):  Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MONEY MARKET VARIABLE ACCOUNT
             ------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: February 24, 2006
      -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: February 24, 2006
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 24, 2006
      -----------------


* Print name and title of each signing officer under his or her signature.